As filed with the Securities and Exchange Commission on March 25, 1996 Registration No. 33-57908

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

POST-EFFECTIVE AMENDMENT NO. 4 TO
FORM 485B24F

FOR REGISTRATION UNDER THE SECURITIES ACT
OF 1933 OF SECURITIES OF UNIT INVESTMENT
TRUSTS REGISTERED ON FORM N-8B-2

PACIFIC SELECT EXEC SEPARATE ACCOUNT OF
PACIFIC MUTUAL LIFE INSURANCE COMPANY
(Exact Name of Registrant)

PACIFIC MUTUAL LIFE INSURANCE COMPANY
(Name of Depositor)

700 Newport Center Drive
P.O. Box 9000
Newport Beach, California  92660
(Address of Depositor's Principal Executive Office)

______________________________________________________________________________
Sharon A. Cheever
Vice President and Investment
Counsel of Pacific Mutual Life
Insurance Company
700 Newport Center Drive
P.O. Box 9000
Newport Beach, California  92660
(Name and Address of Agent for Service of Process)

Copies to:
Jeffrey S. Puretz, Esq.
Dechert Price & Rhoads
1500 K Street, N.W., Suite 500
Washington, D.C.  20005

______________________________________________________________________________
It is proposed that this filing will become effective on April 1, 1996 pursuant to paragraph (b) of Rule 485.

Title of securities being registered: Interests in the Separate Account under Pacific Select Choice Flexible Premium Variable Life Insurance Policies.

Filing fee:  None

The Registrant has registered an indefinite number of securities under the Securities Act of 1933 pursuant to Rule 24f-2 under the Investment Company Act of 1940 and will file its Rule 24f-2 Notice for the fiscal year ending December 31, 1996, on or before February 28, 1997.

Pacific Select Exec Separate Account of Pacific Mutual
Life Insurance Company

Pacific Select Choice Flexible Premium
Variable Life Insurance Policies

CROSS-REFERENCE SHEET

Pursuant to Rule 404(c) of Regulation C
under the Securities Act of 1933

(Form N-8B-2 Items required by Instruction as to the Prospectus in Form S-6)


Form N-8B-2                                      Form S-6
Item Number                                      Heading in Prospectus

1.(a) Name of trust                              Prospectus front cover

(b) Title of securities issued                   Prospectus front cover

2. Name and address of each depositor            Prospectus front cover

3. Name and address of trustee                   N/A

4. Name and address of each principal            Pacific Mutual Life
underwriter                                      Insurance Company

5. State of organization of trust                Pacific Select Exec
                                                 Separate Account

6. Execution and termination of trust            Pacific Select Exec
agreement                                        Separate Account

7. Changes of name                               N/A

8. Fiscal year                                   N/A

9. Litigation                                    N/A

II. General Description of the Trust
and Securities of the Trust

10.(a) Registered or bearer
securities                                       The Policy

(b) Cumulative or distributive
securities                                       The Policy

(c) Conversion, Transfer, etc.                   Transfer of Accumulated
                                                 Value; Policy Loans;
                                                 Surrender; Partial
                                                 Withdrawal Benefit;
                                                 Systematic
                                                 Withdrawals; Right to
                                                 Convert Policy

(d) Periodic payment plan                        N/A

(e) Voting rights                                Voting on Fund Shares

(f) Notice to security holders                   Reports to Owners

(g) Consents required                            Disregard of Voting
                                                 Instructions;
                                                 Substitution of
                                                 Investments

(h) Other provisions                             The Policy

11. Type of securities comprising
units                                            The Policy

12. Certain information regarding
periodic payment plan
certificates                                     N/A

13.(a) Load, fees, expenses, etc.                Charges and Deductions

(b) Certain information regarding
periodic payment plan
certificates                                     N/A

(c) Certain percentages                          Charges and Deductions

(d) Certain other fees, etc.                     Charges and Deductions

(e) Certain other profits or
benefits                                         The Policy

(f) Ratio of annual charges to
income                                           N/A

14. Issuance of trust's securities               The Policy

15. Receipt and handling of payments
from purchasers                                  The Policy; Premiums

16. Acquisition and disposition of               Introduction; Pacific
underlying securities                            Select Exec Separate
                                                 Account; The Policy

17. Withdrawal or redemption                     Transfers of
                                                 Accumulated Value;
                                                 Policy Loans;
                                                 Surrender; Partial
                                                 Withdrawals

18.(a) Receipt, custody and dis-
position of income                               The Policy

(b) Reinvestment of
distributions                                    N/A

(c) Reserves or special funds                    N/A

(d) Schedule of distributions                    N/A

19. Records, accounts and reports                Reports to Owners

20. Certain miscellaneous provisions
of trust agreement:

(a) Amendment                                    N/A

(b) Termination                                  N/A

(c) and (d) Trustees, removal and
successor                                        N/A

(e) and (f) Depositors, removal
and successor                                    N/A

21. Loans to security holders                    Policy Loans

22. Limitations on liability                     N/A

23. Bonding arrangements                         N/A

24. Other material provisions of
trust agreement                                  N/A

III. Organizations, Personnel and
Affiliated Persons of Depositor

25. Organization of depositor                    Pacific Mutual Life
                                                 Insurance Company

26. Fees received by depositor                   See Items 13(a) and
                                                 13(e)

27. Business of depositor                        Pacific Mutual Life
                                                 Insurance Company

28. Certain information as to officials
and affiliated persons of                        More about Pacific
depositor                                        Mutual

29. Voting securities of depositor               N/A

30. Persons controlling depositor                N/A

31. Payments by depositor for certain
services rendered to trust                       N/A

32. Payments by depositor for certain
other services rendered to
trust                                            N/A

33. Remuneration of employees of
depositor for certain services
rendered to trust                                Charges and Deductions

34. Remuneration of other persons
for certain services rendered
to trust                                         Charges and Deductions

IV. Distribution and Redemption of Securities

35. Distribution of trust's securities
by states                                        N/A

36. Suspension of sales of trust's
securities                                       N/A

37. Revocation of authority to
distribute                                       N/A

38.(a) Method of distribution                    Distribution of the
                                                 Policy

(b) Underwriting agreements                      Distribution of the
                                                 Policy

(c) Selling agreements                           Distribution of the
                                                 Policy

39.(a) Organization of principal
underwriters                                     See Item 25

(b) N.A.S.D. membership of
principal underwriters                           See Item 25

40. Certain fees received by principal           See Items 13(a) and
underwriters                                     13(e)

41.(a) Business of each principal
underwriter                                      See Item 27

(b) Branch offices of each
principal underwriter                            N/A

(c) Salesmen of each principal
underwriter                                      N/A

42. Ownership of trust's securities
by certain persons                               N/A

43. Certain brokerage commissions
received by principal
underwriters                                     N/A

44.(a) Method of valuation                       Determination of
                                                 Accumulated Value

(b) Schedule as to offering
price                                            Charges and Deductions

(c) Variation in offering price
to certain persons                               Charges and Deductions

45. Suspension of redemption rights              Surrender

46.(a) Redemption valuation                      See Items 10(c) and (d)

(b) Schedule as to redemption
price                                            Surrender

47. Maintenance of position in
underlying securities                            The Pacific Select Fund

V. Information Concerning the Trustee or Custodian

48. Organization and regulation of
trustee                                          N/A

49. Fees and expenses of trustees                N/A

50. Trustee's lien                               N/A

VI. Information Concerning Insurance of
Holders of Securities

51. Insurance of holders of trust's              Pacific Mutual Life
securities                                       Insurance Company;
                                                 The Policy

52.(a) Provisions of trust agreement
with respect to selection or
elimination of under-                            Substitution of
lying securities                                 Investments

(b) Transactions involving elimi-
nation of underlying                             Substitution of
securities                                       Investments

(c) Policy regarding substitution
or elimination of under-                         See Items 13(a) and
lying securities                                 52(a)

(d) Fundamental policy not other-
wise covered                                     N/A

53. Tax status of trust                          Federal Income Tax
                                                 Considerations

VIII. Financial and Statistical Information

54. Trust's securities during last
ten years                                        N/A

55. N/A

56. Certain information regarding peri-
odic payment plan certificates                   Premiums

57. N/A

58. N/A

59. Financial statements (Instruc-
tion 1(c) of "Instructions as
to the Prospectus" of Form
S-6)                                             Financial Statements

                        [LOGO of PACIFIC SELECT CHOICE]

                    Flexible Premium Variable Universal Life

                                PROSPECTUSES FOR

                             PACIFIC SELECT CHOICE

                FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY

                                   ISSUED BY

                     PACIFIC MUTUAL LIFE INSURANCE COMPANY

                            DATED APRIL 1, 1996

                                --------------

                              PACIFIC SELECT FUND

                            DATED APRIL 1, 1996

                                                    PROSPECTUS

                                              PACIFIC SELECT CHOICE

                                     FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE
                                                      POLICY

                                     ISSUED BY PACIFIC MUTUAL LIFE INSURANCE
                                                     COMPANY
                                             700 NEWPORT CENTER DRIVE
[LOGO of PACIFIC SELECT CHOICE]          NEWPORT BEACH, CALIFORNIA 92660
                                                  1-800-800-7681

   This prospectus describes Pacific Select Choice--a Flexible Premium Variable Life Insurance Policy (individually, the "Policy," and collectively, the "Policies") offered by Pacific Mutual Life Insurance Company ("Pacific Mutual," "we," "us," "you," or "our"). The Policy, for so long as it remains in force, provides lifetime insurance protection on the Insured named in the Policy through the Maturity Date. The Policy permits the Policy Owner ("Owner," "you," or "your"), subject to certain restrictions, to vary the frequency and amount of premium payments and to decrease the death benefit payable under the Policy. A Policy may also be surrendered for its Cash Surrender Value less outstanding Policy Debt.

   Net premium payments may be allocated at your discretion to one or more of the Investment Options available to you. Each of the twelve Variable Investment Options ("Variable Accounts") is a subaccount of our separate account called the Pacific Select Exec Separate Account (the "Separate Account"). Any portion of a net premium allocated to one or more of the Variable Accounts is invested in the corresponding Portfolios of the Pacific Select Fund (the "Fund"): the Money Market Portfolio, the High Yield Bond Portfolio, the Managed Bond Portfolio, the Government Securities Portfolio, the Growth Portfolio, the Aggressive Equity Portfolio, the Growth LT Portfolio, the Equity Income Portfolio, the Multi-Strategy Portfolio, the Equity Index Portfolio, the International Portfolio and the Emerging Markets Portfolio. A fixed option called the Fixed Account is also available. Your Accumulated Value in the Fixed Account will accrue interest at an interest rate that is guaranteed by Pacific Mutual.

   To the extent that all or a portion of net premium payments are allocated to the Separate Account, the Accumulated Value under the Policy will vary based upon the investment performance of the Variable Accounts to which the Accumulated Value is allocated. No minimum amount of Accumulated Value is guaranteed.

   The Policy permits you to have one or two elections in determining the death benefit under a Policy. First, you will choose from two death benefit qualification tests--the cash value accumulation test or the guideline premium test. If you choose the guideline premium test, the Policy also permits you to choose from two death benefit options: under one option, the death benefit remains fixed at the Face Amount you choose (or, if greater, it equals Accumulated Value multiplied by a certain percentage) (Option A); under the other option, the death benefit equals the Face Amount plus Accumulated Value (or, if greater, Accumulated Value multiplied by a certain percentage) (Option B). Under any election or option, for so long as the Policy remains in force, the death benefit will never be less than the current Face Amount.

   A Policy may be returned according to the terms of its Free-Look Right (see "Right to Examine a Policy--Free-Look Right," page 23), during which time net premium payments will be allocated to the Money Market Variable Account.

   It may not be advantageous to replace existing insurance with the Policy.

   This prospectus generally describes only the portion of the Policy involving the Separate Account. For a brief summary of the Fixed Account, see "The Fixed Account," page 33.

                               ----------------

  THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES
    AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCU-
      RACY OR ADEQUACY OF THIS PROSPECTUS.  ANY REPRESENTATION TO THE
        CONTRARY IS A CRIMINAL OFFENSE.

                               ----------------

   THIS PROSPECTUS IS ACCOMPANIED BY THE CURRENT PROSPECTUS FOR THE PACIFIC SELECT FUND. BOTH PROSPECTUSES SHOULD BE READ CAREFULLY AND RETAINED FOR FUTURE REFERENCE.

                           DATE: APRIL 1, 1996

                               TABLE OF CONTENTS

                                                                            PAGE
IMPORTANT TERMS............................................................   4
SUMMARY OF THE POLICY......................................................   6
  Purpose Of The Policy....................................................   6
  Policy Values............................................................   6
  The Death Benefit........................................................   6
  Premium Features.........................................................   7
  Investment Options.......................................................   7
  Transfer Of Accumulated Value............................................   7
  Policy Loans.............................................................   7
  Free-Look Right..........................................................   8
  Surrender Right..........................................................   8
  Partial Withdrawal Benefit...............................................   8
  Charges and Deductions...................................................   9
  Tax Treatment Of Increases In Accumulated Value..........................  10
  Tax Treatment Of Death Benefit...........................................  10
  The Fixed Account........................................................  10
  Contacting Pacific Mutual................................................  10
INFORMATION ABOUT PACIFIC MUTUAL, THE SEPARATE ACCOUNT
 AND THE FUND..............................................................  11
  Pacific Mutual Life Insurance Company....................................  11
  Pacific Select Exec Separate Account.....................................  11
  The Pacific Select Fund..................................................  11
  The Investment Adviser...................................................  12
THE POLICY.................................................................  13
  Application For A Policy.................................................  13
  Premiums.................................................................  13
  Allocation Of Net Premiums...............................................  14
  Portfolio Rebalancing....................................................  15
  Dollar Cost Averaging Option.............................................  15
  Transfer Of Accumulated Value............................................  16
  Death Benefit............................................................  16
  Changes In Guideline Premium Test Death Benefit Option...................  18
  Change in Death Benefit by Pacific Mutual................................  19
  Decrease In Face Amount..................................................  19
  Policy Values............................................................  19
  Determination Of Accumulated Value.......................................  20
  Policy Loans.............................................................  20
  Benefits At Maturity.....................................................  21
  Surrender................................................................  21
  Partial Withdrawal Benefit...............................................  22
  Right To Examine A Policy--Free-Look Right...............................  23
  Lapse....................................................................  23
  Reinstatement............................................................  24
  Right to Convert Policy..................................................  24
CHARGES AND DEDUCTIONS.....................................................  25
  Premium Load.............................................................  25
  Sales Load Refund........................................................  25
  Deductions From Accumulated Value........................................  25
  Underwriting Surrender Charge............................................  27
  Withdrawal Fee...........................................................  27
  Corporate and Other Purchasers...........................................  27

                                                                            PAGE
  Other Charges............................................................  27
  Guarantee Of Certain Charges.............................................  28
OTHER INFORMATION..........................................................  28
  Federal Income Tax Considerations........................................  28
  Charge For Pacific Mutual Income Taxes...................................  31
  Voting On Fund Shares....................................................  31
  Disregard Of Voting Instructions.........................................  32
  Confirmation Statements and Other Reports To Owners......................  32
  Substitution Of Investments..............................................  32
  Changes To Comply With Law...............................................  33
THE FIXED ACCOUNT..........................................................  33
  General Description......................................................  33
  Death Benefit............................................................  34
  Policy Charges...........................................................  34
  Transfers, Surrenders, Withdrawals, And Policy Loans.....................  34
MORE ABOUT THE POLICY......................................................  35
  Ownership................................................................  35
  Beneficiary..............................................................  35
  The Contract.............................................................  35
  Payments.................................................................  35
  Assignment...............................................................  35
  Errors On The Application................................................  36
  Incontestability.........................................................  36
  Payment In Case Of Suicide...............................................  36
  Participating............................................................  36
  Policy Illustrations.....................................................  36
  Payment Plan.............................................................  36
  Optional Insurance Benefits..............................................  37
  Life Insurance Retirement Plans..........................................  37
  Risks of Life Insurance Retirement Plans.................................  37
  Distribution Of The Policy...............................................  38
MORE ABOUT PACIFIC MUTUAL..................................................  40
  Management...............................................................  40
  State Regulation.........................................................  42
  Telephone Transfer and Loan Privileges...................................  42
  Legal Proceedings........................................................  43
  Legal Matters............................................................  43
  Registration Statement...................................................  43
  Independent Accountants..................................................  43
  Financial Statements.....................................................  43
APPENDIX A.................................................................  66
APPENDIX B.................................................................  67
ILLUSTRATIONS..............................................................  68

                               ----------------

  THE POLICY IS NOT AVAILABLE IN ALL STATES. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT BE LAWFULLY MADE. NO PERSON IS AUTHORIZED TO MAKE ANY REPRESENTATIONS IN CONNECTION WITH THIS OFFERING OTHER THAN AS CONTAINED IN THIS PROSPECTUS, THE FUND'S PROSPECTUS OR THE STATEMENT OF ADDITIONAL INFORMATION OF THE FUND OR ANY SUPPLEMENT THERETO.

                                IMPORTANT TERMS

Accumulated Value--The total value of the amounts in the Investment Option for the Policy as well as any amount set aside in the Loan Account to secure Policy Debt as of any Valuation Date.

Age--The Insured's age as of his or her nearest birthday as of the Policy Date, increased by the number of complete Policy Years elapsed.

Beneficiary--The person or persons you name in the application or by proper later designation to receive the death benefit proceeds upon the death of the Insured.

Cash Surrender Value--The Accumulated Value less the underwriting surrender charge.

Face Amount--The minimum death benefit for so long as the Policy remains in force. The Face Amount may be decreased under certain circumstances.

Fixed Account--An account that is part of our General Account to which all or a portion of net premium payments may be allocated for accumulation at a fixed rate of interest (which may not be less than 4.0%) declared by us.

General Account--All of our assets other than those allocated to the Separate Account or to any of our other segregated separate accounts.

Guideline Annual Premium--A hypothetical premium that is used in the measurement of any sales load refund upon surrender or lapse of the Policy during the first two years after issuance. The Guideline Annual Premium is equal to the premium that would be payable under a Policy for one year if the Policy Owner were to pay level annual premiums for the life of the Policy, taking into account fees and charges under the Policy (including charges, if any, for substandard risks and optional insurance benefits) and assuming net investment earnings at an annual rate of 5% or, if greater, the rate or rates guaranteed in the Policy at issuance.

Home Office--The Policy Benefits and Services Department at our main office at 700 Newport Center Drive, Newport Beach, California 92660.

Investment Option--A Variable Account or the Fixed Account.

Insured--The person upon whose life the Policy is issued and whose death is the contingency upon which the death benefit proceeds are payable.

Loan Account--An account to which amounts are transferred from the Investment Options as collateral for policy loans.

Maturity Date--The Policy Anniversary on which the Insured is Age 100. The Maturity Date may be extended beyond Age 100 at your written request, in which case reserves, cost of insurance rates, and any other calculations depending on the Insured's Age will be based on Age 99.

Monthly Payment Date--The day each month on which the monthly deduction is due against the Accumulated Value. The first Monthly Payment Date is the Policy Date.

Net Cash Surrender Value--The Cash Surrender Value less Policy Debt.

Planned Periodic Premium--The premium determined by you as a level amount planned to be paid at fixed intervals over a specified period of time.

Policy Date--The date used to determine the Monthly Payment Date, Policy Months, Policy Years, and Policy Monthly, Quarterly, Semi-annual and Annual Anniversaries. It is usually the date the initial premium is received at our Home Office, although it will never be the 29th, 30th, or 31st of any month. The term "Issue Date" is substituted for Policy Date with respect to Policies issued to residents of the Commonwealth of Massachusetts.

Policy Debt--The unpaid loan balance including accrued loan interest charged.

Policy Owner, Owner, You or Your--The person who owns the Policy. The Policy Owner will be the Insured unless otherwise stated in the application. If your Policy has been absolutely assigned, the assignee becomes the Owner. A collateral assignee is not the Owner.

Target Premium--A hypothetical premium that is used in the measurement of sales load under the Policy. The Target Premium varies with the death benefit election, the Age of the Insured at issue, and the sex of the Insured (unless unisex rates are required by law). The Target Premium will be equal to or less than the Guideline Annual Premium. The Target Premium is shown in the Policy.

Valuation Date--Each date on which the Separate Account is valued, which currently includes each day that the New York Stock Exchange is open for trading and on which our administrative offices are open. The New York Stock Exchange is closed on weekends and on the following holidays: New Year's Day, Presidents' Day, Good Friday, Memorial Day, July Fourth, Labor Day, Thanksgiving Day, and Christmas Day. Our administrative offices are normally not open on the following: the Monday before New Year's Day, July Fourth, or Christmas Day if any of those holidays falls on a Tuesday; the Tuesday before Christmas Day if that holiday falls on a Wednesday; the Friday after New Year's Day, July Fourth or Christmas Day if any of these holidays falls on a Thursday; and the Friday after Thanksgiving. If any transaction or event called for under a Policy is scheduled to occur on a day that is not a Valuation Day, such transaction or event will be deemed to occur on the next following Valuation Day unless otherwise specified.

Valuation Period--The period that starts at the close of a Valuation Date and ends at the close of the next succeeding Valuation Date.

Variable Account--A separate account of ours or a subaccount of such a separate account, which is used only to support the variable death benefits and policy values of variable life insurance policies, and the assets of which are segregated from our General Account and our other separate accounts. The Pacific Select Exec Separate Account serves as the funding vehicle for the Policies. The Money Market Variable Account, High Yield Bond Variable Account, Managed Bond Variable Account, Government Securities Variable Account, Growth Variable Account, Aggressive Equity Variable Account, Growth LT Variable Account, Equity Income Variable Account, Multi-Strategy Variable Account, Equity Index Variable Account, and International Variable Account and Emerging Markets Variable Account are all subaccounts of the Pacific Select Exec Separate Account.

                             SUMMARY OF THE POLICY

  This summary is intended to provide a brief overview of the more significant aspects of the Policy. Further detail is provided in this prospectus and in the Policy. Unless the context indicates otherwise, the discussion in this summary and the remainder of the prospectus relates to the portion of the Policy involving the Separate Account. The Fixed Account is briefly described under "The Fixed Account," on page 33 and in the Policy.

PURPOSE OF THE POLICY

  The Policy offers you insurance protection on the life of the Insured through the Maturity Date for so long as your Policy is in force. Like traditional fixed life insurance, the Policy provides for a death benefit equal to its Face Amount, accumulation of cash value, and surrender and loan privileges. Unlike traditional fixed life insurance, the Policy offers a choice of investment alternatives and an opportunity for your Policy's Accumulated Value and, if elected by you and under certain circumstances, its death benefit to grow based on investment results. The Policy is a flexible premium policy, so that, unlike many other insurance policies and subject to certain limitations, you may choose the amount and frequency of premium payments.

POLICY VALUES

  You may allocate net premium payments among the various Variable Accounts that are available to you and that invest in corresponding Portfolios of the Pacific Select Fund. You may also allocate net premium payments to the Fixed Account.

  Depending on the investment experience of the selected Variable Accounts, the Accumulated Value may increase or decrease on any day. The death benefit may or may not increase or decrease depending upon several factors, including the death benefit election or option you select, although the death benefit will never decrease below the Face Amount provided your Policy is in force. There is no guarantee that your Policy's Accumulated Value and death benefit will increase. You bear the investment risk on that portion of your net premiums and Accumulated Value allocated to the Separate Account.

  Your Policy will remain in force until the earliest of the Maturity Date, the death of the Insured, or a full surrender of your Policy, unless, before any of these events, Accumulated Value less Policy Debt is insufficient to pay the current monthly deduction on a Monthly Payment Date and a Grace Period expires without sufficient additional premium payment or loan repayment by you.

THE DEATH BENEFIT

  You will have one or two elections in determining the death benefit under the Policy. First, you will choose from two death benefit qualification tests--the cash value accumulation test or the guideline premium test. Under the cash value accumulation test, the death benefit will be equal to the Face Amount or, if greater, Accumulated Value divided by the "net single premium" that would purchase $1 of future benefits under your Policy. If you choose the guideline premium test, the Policy also permits you to choose from two death benefit options. Under Option A, the death benefit will be equal to the Face Amount of your Policy or, if greater, Accumulated Value multiplied by a death benefit percentage. Under Option B, the death benefit will be equal to the Face Amount of your Policy plus the Accumulated Value (determined as of the end of the Valuation Period during which the Insured dies) or, if greater, Accumulated Value multiplied by a death benefit percentage. For a discussion of these elections see "Death Benefit," page 16. If you choose the guideline premium test you may change the death benefit option among Option A and Option B subject to certain conditions. See "Death Benefit" and "Changes in Guideline Premium Test Death Benefit Option," pages 16 and 18, respectively.

PREMIUM FEATURES

  We require an initial premium equal to at least 25% of an annual premium that will be estimated by us. Thereafter, subject to certain limitations, you may choose the amount and frequency of premium payments. The Policy, therefore, provides you with the flexibility to vary premium payments to reflect varying financial conditions.

  When applying for a Policy, you will determine a Planned Periodic Premium that provides for the payment of level premiums over a specified period of time. You will receive a premium reminder notice, or listbill for multiple policies, on an annual, semi-annual, or quarterly basis, or if a listbill, a monthly basis, at your option; however, you are not required to pay Planned Periodic Premiums. Premiums may be paid monthly under the Uni-check electronic funds transfer plan where you authorize us to withdraw premiums from your checking account each month.

  The amount, frequency, and period of time over which you pay premiums may affect whether or not your Policy will be classified as a modified endowment contract, which is a type of life insurance contract subject to different tax treatment for certain pre-death distributions. For more information on the tax treatment of life insurance contracts, including those classified as modified endowment contracts, see "Federal Income Tax Considerations," page 28.

  Payment of the Planned Periodic Premiums will not guarantee that your Policy will remain in force. Instead, the duration of your Policy depends upon your Policy's Accumulated Value. Even if Planned Periodic Premiums are paid, your Policy will lapse any time Accumulated Value less Policy Debt is insufficient to pay the current monthly deduction and a Grace Period expires without sufficient payment. Any premium payment must be for at least $50. We also may reject or limit any premium payment that would result in an immediate increase in the net amount at risk under the Policy, although such a premium may be accepted with satisfactory evidence of insurability.

INVESTMENT OPTIONS

  The Variable Accounts invest in portfolios of a mutual fund which offers you the opportunity to direct us to invest in diversified portfolios of stocks, bonds, money market instruments, or a combination of these securities, or in securities of foreign issuers. The Variable Accounts available to you invest exclusively in shares of corresponding Portfolios of the Pacific Select Fund (the "Fund"), which are: the Money Market Portfolio, the High Yield Bond Portfolio, the Managed Bond Portfolio, the Government Securities Portfolio, the Growth Portfolio, the Aggressive Equity Portfolio, the Growth LT Portfolio, the Equity Income Portfolio, the Multi-Strategy Portfolio, the Equity Index Portfolio, the International Portfolio, and the Emerging Markets Portfolio. See "The Pacific Select Fund," page 11.

  You may choose to allocate net premium payments among the twelve Variable Accounts and the Fixed Account.

TRANSFER OF ACCUMULATED VALUE

  You may transfer Accumulated Value among the Variable Accounts, and, subject to certain other limitations, between the Variable Accounts and the Fixed Account. Transfers may be made by telephone if a properly completed Authorization For Telephone Requests has been filed at our Home Office. See "Transfer of Accumulated Value," page 16.

POLICY LOANS

  You may borrow from us an amount up to the greater of (1) 90% of your Policy's Accumulated Value allocated to the Variable Accounts and 100% of Accumulated Value allocated to the Fixed Account, less any underwriting surrender charge, or (2) 100% of the product of (a X b/c - d) where (a) equals your Policy's

Accumulated Value less any surrender charge that would be imposed if your Policy were surrendered on the date the loan is taken and less 12 times the current monthly deduction; (b) equals 1 plus the annual loan interest rate credited; (c) equals 1 plus the annual loan interest rate currently charged; and (d) equals any existing Policy Debt. The minimum loan is $500. Your Policy will be the only security required for a loan. See "Policy Loans," page 20.

  The amount of any Policy Debt is subtracted from the death benefit or from your Cash Surrender Value upon surrender. See "Policy Loans," page 20. Your Policy will lapse when Accumulated Value less Policy Debt is insufficient to cover the current monthly deduction on a Monthly Payment Date, and a Grace Period expires without a sufficient premium or repayment of Policy Debt.

FREE-LOOK RIGHT

  You may return the Policy within the Free-Look Period, which is 10 days after you receive it (30 days if you reside in California and are age 60 or older), 10 days after we mail or deliver a notice of the right of withdrawal, or 45 days after the application for the Policy is signed, whichever is latest. In the event you return your Policy within the Free-Look Period, except as indicated below, we will refund any charges deducted from premiums received, any net premiums received allocated to the Fixed Account, plus the sum of your Policy's Accumulated Value allocated to the Variable Accounts as of the end of the Valuation Period in which we receive your Policy, plus any Policy charges and fees deducted from your Policy's Accumulated Value in the Variable Accounts. We will allocate any net premiums received according to your allocation instructions contained in the application, or more recent written instructions, if any, when the application is approved and your Policy is issued.

  If you reside in a state where applicable law so requires, we will refund premiums received to you if you choose to exercise the Free-Look Right. We will allocate any net premiums received before the Free-Look Transfer Date to the Money Market Variable Account. See "Allocation of Net Premiums," page 14.

SURRENDER RIGHT

  You can surrender your Policy during the life of the Insured and receive its Net Cash Surrender Value, which is equal to your Accumulated Value less the underwriting surrender charge and less any outstanding Policy Debt. If your Policy is surrendered during the first two years following its issuance, a portion of the sales load paid under your Policy may be refunded to you. See "Sales Load Refund," page 25.

PARTIAL WITHDRAWAL BENEFIT

  A partial surrender benefit is available under your Policy on and after the First Policy Anniversary. Under this Benefit, you may make "Partial Withdrawals" of Net Cash Surrender Value. A Partial Withdrawal may decrease the Face Amount on a Policy on which you have elected the cash value accumulation test or the guideline premium test death benefit Option A, and will decrease the death benefit if the death benefit is greater than the Face Amount under any of the death benefit options or elections. See "Partial Withdrawal Benefit," page 22. You may elect to receive systematic Partial Withdrawals after the first Policy Year while the Policy is in force as described under "Systematic Withdrawals," page 22.

  Among other restrictions, Partial Withdrawals must be for at least $500, and your Policy's Net Cash Surrender Value after the withdrawal must be at least $500. No underwriting surrender charge will be assessed upon a Partial Withdrawal. A $25 withdrawal fee will be deducted from your Policy's Accumulated Value for each Partial Withdrawal. The Withdrawal Fee is currently waived on each systematic withdrawal following the first systematic withdrawal.

CHARGES AND DEDUCTIONS

 Premium Load

  A premium load is deducted from each premium payment under your Policy prior to allocation of the net premium to your Accumulated Value. The premium load consists of a sales load and a charge for state and local premium tax.

  For purposes of assessing the sales load, premiums are measured in terms of Target Premiums. The Target Premium is set forth in your Policy. The sales load is based on Target Premiums and varies with the death benefit election. The maximum sales load assessed upon the Target Premiums received under a Policy are shown in the chart below:

                                      SALES LOAD UNDER OPTION A
                                           AND CASH VALUE       SALES LOAD UNDER
TARGET PREMIUMS                           ACCUMULATION TEST         OPTION B
---------------                       ------------------------- ----------------
1 through 3..........................            25%                  30%
4 through 10.........................             4%                   4%
11 and thereafter....................             2%                   2%

  The state and local premium tax charge currently is equal to 2.35% of each premium.

 Sales Load Refund

  If a Policy is surrendered for its Net Cash Surrender Value or the Policy lapses at any time during the first two years following its issuance, a portion of the sales load paid under a Policy may be refunded. This refund will be paid only for premiums paid in the first two years following issuance of the Policy. We will refund the excess of the sales load charged over the sum of (1) 30% of the premiums paid during the first years from issuance up to one Guideline Annual Premium, plus (2) 10% of the premiums paid during the first years from issuance that exceed one Guideline Annual Premium by up to one Guideline Annual Premium, plus (3) 9% of actual premium payments paid during the first two years from issuance in excess of two times the Guideline Annual Premium.

 Deductions from Accumulated Value

  A charge called the monthly deduction is deducted from your Policy's Accumulated Value on each Monthly Payment Date. The monthly deduction consists of the following items:

  --Cost of Insurance: This monthly charge compensates us for providing life insurance coverage for the Insured. The amount of the charge is equal to a current cost of insurance rate multiplied by the net amount at risk under your Policy at the beginning of the Policy Month.

  --Administrative Charge: A monthly administrative charge is deducted equal to $25 in each of the first 12 Policy Months and, after the first Policy Year, $8.00 per month for Face Amounts of less than $100,000, and $5.00 per month for Face Amounts of $100,000 and less than $500,000. There is no charge for Face Amounts of $500,000 or more. This charge is guaranteed not to exceed $25 in each of the first 12 Policy Months and $10.00 per month thereafter.

  --Mortality and Expense Risk Charge: A monthly charge is deducted for mortality and expense risks we assume. During the first ten Policy Years, this charge is equal to .000625 multiplied by a Policy's Accumulated Value in the Investment Options, which is equivalent to an annual rate of .75% of such amount. During the 11th through 20th Policy Years, the charge is equal to .000208333 multiplied by a Policy's Accumulated Value in the Variable and Fixed Accounts, which is equivalent to an annual rate of .25% of such amount. After the 20th Policy Year the charge reduces to 0%.

  --Optional Insurance Benefits Charges: Charges for any optional insurance benefits added to the Policy by rider will be included in the monthly deduction or as otherwise specified in the rider and/or the Policy.

 Underwriting Surrender Charge

  We will assess an underwriting surrender charge against Accumulated Value upon surrender of your Policy until the tenth Policy Anniversary. The underwriting surrender charge is equal to a specified amount that varies with the Age of the Insured for each $1,000 of a Policy's Face Amount in accordance with a schedule shown on page 27. The amount of the charge remains level for five Policy Years. After the fifth Policy Year, the charge decreases by 1.666% per month until it reaches zero at the end of the 120th Policy Month.

 Withdrawal Fee

  We will assess a $25 Withdrawal Fee against your Policy's Accumulated Value when a Partial Withdrawal is made. The Withdrawal Fee is currently waived on each systematic withdrawal following the first systematic withdrawal.

  The operating expenses of the Separate Account are paid by us. Investment advisory fees and operating expenses of the Fund are paid by the Fund. For a description of these charges, see "Charges and Deductions," page 25.

TAX TREATMENT OF INCREASES IN ACCUMULATED VALUE

  The Accumulated Value under your Policy is currently subject to the same federal income tax treatment as the cash value under fixed life insurance. Therefore, generally you will not be deemed to be in constructive receipt of the Accumulated Value unless and until you are deemed to be in receipt of a distribution from your Policy. For information on the tax treatment of the Policy and on the tax treatment of a surrender, a Partial Withdrawal, or a Policy Loan, see "Federal Income Tax Considerations," page 28.

TAX TREATMENT OF DEATH BENEFIT

  The death benefit under the Policy is currently subject to federal income tax treatment consistent with that of fixed life insurance. Therefore, the death benefit generally will be fully excludable from the gross income of the Beneficiary under the Internal Revenue Code. See "Federal Income Tax Considerations," page 28.

THE FIXED ACCOUNT

  You may allocate all or a portion of net premium payments and transfer Accumulated Value to the Fixed Account. Amounts allocated to the Fixed Account are held in our General Account. We guarantee that the Accumulated Value allocated to the Fixed Account will be credited interest monthly at a rate equivalent to an effective annual rate of 4%. In addition, we may at our sole discretion pay interest in excess of the guaranteed amount. See "The Fixed Account," page 33.

CONTACTING PACIFIC MUTUAL

  All written requests, notices, and forms required by the Policies, and any questions or inquiries should be directed to Pacific Mutual Policy Benefits and Services Department at 700 Newport Center Drive, P.O. Box 7500, Newport Beach, CA 92658-7500.

  The effective date of certain notices or of instructions is determined by the date and time on which Pacific Mutual "receives" the notice or instructions. Unless otherwise stated, we "receive" this information only when it arrives "properly completed" at our Home Office. Premium payments after your initial premium payment, transfer requests, and withdrawal requests we receive before 4:00 p.m. Eastern time (or the close of the New York Stock Exchange, if earlier) will normally be effective as of the end of the Valuation Day that we receive them "properly completed," unless the transaction or event is scheduled to occur on another day. Transactions are effected as of the end of the Valuation Date on which they are effective. "Properly completed" may require, among other things, a signature guarantee or other verification of authenticity. We do not generally require a signature guarantee unless it appears that your signature may have changed over time or due to other circumstances. Requests regarding death benefits must be accompanied by both proof of death and instructions regarding payment satisfactory to us. You should call your registered representative or Pacific Mutual if you have questions regarding the required form of a request.

     INFORMATION ABOUT PACIFIC MUTUAL, THE SEPARATE ACCOUNT, AND THE FUND

PACIFIC MUTUAL LIFE INSURANCE COMPANY

  Pacific Mutual is a mutual life insurance company organized under the laws of the State of California. We were authorized to conduct business as a life insurance company on January 2, 1868, as Pacific Mutual Life Insurance Company of California, and were reincorporated under our present name on July 22, 1936.

  We offer a complete line of life insurance policies and annuity contracts, as well as financial and retirement services. We are admitted to do business in the District of Columbia, and in all states except New York. As of the end of 1995, we had over $44.2 billion of life insurance in force and total assets of $17.6 billion. Together with our subsidiaries and affiliated enterprises, we had total assets and funds under management of over $116.6 billion. We have been ranked according to assets as the 24th largest insurance carrier in the nation for 1994.

  The Principal Underwriter for the Policies is Pacific Mutual Distributors, Inc. ("PMD") (formerly known as Pacific Equities Network). PMD is registered as a broker-dealer with the Securities and Exchange Commission ("SEC") and is a wholly-owned subsidiary of Pacific Mutual.

PACIFIC SELECT EXEC SEPARATE ACCOUNT

  The Pacific Select Exec Separate Account ("Separate Account") is one of our separate investment accounts used only to support the variable death benefits and policy values of variable life insurance policies. The Separate Account supports the Policies as well as other variable life insurance policies issued by Pacific Mutual. The assets in the Separate Account are kept separate from the assets of our General Account and our other separate accounts.

  We own the assets in the Separate Account and are required to maintain sufficient assets in the Separate Account to meet anticipated obligations of the variable life insurance policies funded by the Account. The Separate Account is divided into subaccounts called Variable Accounts. The income, gains, or losses, realized or unrealized, of each Variable Account are credited to or charged against the assets held in the Variable Account without regard to our other income, gains, or losses. Assets in the Separate Account attributable to the reserves and other liabilities under the variable life insurance policies funded by the Separate Account are not chargeable with liabilities arising from any other business that we conduct. However, we may transfer to our General Account any assets which exceed anticipated obligations of the Separate Account. All obligations arising under the Policy are general corporate obligations of Pacific Mutual. We may accumulate in the Separate Account proceeds from various Policy charges and investment results applicable to those assets.

  The Separate Account was established on May 12, 1988 under California law under the authority of our Board of Directors. The Separate Account is registered as a unit investment trust with the SEC. Such registration does not involve any supervision by the SEC of the administration or investment practices or policies of the Account.

  Each Variable Account invests exclusively in shares of a designated Portfolio of the Fund. We may in the future establish additional Variable Accounts within the Separate Account, which may invest in other Portfolios of the Fund or in other securities.

THE PACIFIC SELECT FUND

  The Fund is a diversified, open-end management investment company of the series type. The Fund is registered with the SEC under the Investment Company Act of 1940. Such registration does not involve supervision by the SEC of the investments or investment policies of the Fund. The Fund currently offers twelve separate Portfolios to the Separate Account. Each Portfolio pursues different investment objectives and policies. We purchase shares of each Portfolio for the corresponding Variable Account at net asset value, i.e., without sales load. All dividends and capital gains distributions received from a Portfolio are automatically reinvested in such Portfolio at net asset value, unless we, on behalf of the Separate Account, elect otherwise. Fund shares will be redeemed by us at their net asset value to the extent necessary to make payments under the Policies.

  Shares of the Fund currently are offered only for purchase by our Separate Accounts to serve as an investment medium for variable life insurance policies and for variable annuity contracts issued by us and to a separate account of Pacific Corinthian Life Insurance Company, a subsidiary of Pacific Mutual, to serve as an investment medium for variable annuity contracts administered by Pacific Corinthian. Shares of the Fund may also be sold in the future to separate accounts of other insurance companies either affiliated or not affiliated with us. Investment in the Fund by other separate accounts in connection with variable annuity and variable life insurance contracts may create conflicts. See "MORE ON THE FUND'S SHARES" in the accompanying prospectus of the Fund.

  The chart below summarizes some basic data about each Portfolio of the Fund offered to the Separate Account. There can be no assurance that any Portfolio will achieve its objective. This chart is only a summary. You should read the more detailed information which is contained in the accompanying prospectus of the Fund, including information on the risks associated with the investments and investment techniques of each of the Portfolios.

  THE FUND'S PROSPECTUS ACCOMPANIES THIS PROSPECTUS AND SHOULD BE READ CAREFULLY BEFORE INVESTING.

                                                       PRIMARY INVESTMENTS
     PORTFOLIO               OBJECTIVE             (UNDER NORMAL CIRCUMSTANCES)          PORTFOLIO  MANAGER
-------------------------------------------------------------------------------------------------------------------
 Money Market      Current income consistent       Highest quality money         Pacific Mutual
                   with preservation of capital    market instruments
-------------------------------------------------------------------------------------------------------------------
 High-Yield Bond   High level of current income    Intermediate and long-        Pacific Mutual
                                                   term, high-yielding,
                                                   lower and medium quality
                                                   (high risk) fixed-income
                                                   securities
-------------------------------------------------------------------------------------------------------------------
 Managed Bond      Maximize total return           Investment grade              Pacific Investment
                   consistent with prudent         marketable debt               Management Company
                   investment management           securities. Will
                                                   normally maintain an
                                                   average portfolio
                                                   duration of 3-7 years
-------------------------------------------------------------------------------------------------------------------
 Government        Maximize total return           U.S. Government               Pacific Investment
  Securities       consistent with prudent         securities including          Management Company
                   investment management           futures and options
                                                   thereon and high-grade
                                                   corporate debt
                                                   securities. Will
                                                   normally maintain an
                                                   average portfolio
                                                   duration of 3-7 years
-------------------------------------------------------------------------------------------------------------------
 Growth            Growth of capital               Common stock                  Capital Guardian Trust Company
-------------------------------------------------------------------------------------------------------------------
 Aggressive Equity Capital appreciation            Stock of small- and           Columbus Circle Investors
                                                   medium-sized companies
-------------------------------------------------------------------------------------------------------------------
 Growth LT         Long-term growth of capital     Common stock                  Janus Capital Corporation
                   consistent with the
                   preservation of capital
-------------------------------------------------------------------------------------------------------------------
 Equity Income     Long-term growth of capital     Dividend paying common        J.P. Morgan Investment
                   and income                      stock                         Management Inc.
-------------------------------------------------------------------------------------------------------------------
 Multi-Strategy    High total return               Equity and fixed income       J.P. Morgan Investment
                                                   securities                    Management Inc.
-------------------------------------------------------------------------------------------------------------------
 Equity Index      Provide investment results      Stocks included in the        Bankers Trust Company
                   that correspond to the total    S&P 500
                   return performance of
                   common stocks publicly traded
                   in the U.S.
-------------------------------------------------------------------------------------------------------------------
 International     Long-term capital               Equity securities of          Templeton Investment Counsel, Inc.
                   appreciation                    corporations domiciled
                                                   outside the United
                                                   States
-------------------------------------------------------------------------------------------------------------------
 Emerging Markets  Long-term growth of capital     Common stocks of              Blairlogie Capital Management
                                                   companies domiciled in
                                                   emerging market
                                                   countries
-------------------------------------------------------------------------------------------------------------------

THE INVESTMENT ADVISER

  Pacific Mutual, located at 700 Newport Center Drive, Newport Beach, California 92660, serves as Investment Adviser to each Portfolio of the Fund. We are registered with the SEC as an Investment Adviser. For ten of the Portfolios, the Investment Adviser and the Fund have engaged other firms to serve as Portfolio Managers which are shown in the chart above.

                                  THE POLICY

  The variable life insurance benefits provided by the Policies are funded through the Policy Owner's Accumulated Value in the Separate Account and the Fixed Account. The information included below describes the benefits, features, charges, and other major provisions of the Policies.

APPLICATION FOR A POLICY

  The Policy is designed to meet the needs of individuals and of corporations that wish to provide coverage and benefits for key employees. Anyone wishing to purchase the Policy may submit an application to us. A Policy can be issued on the life of an Insured for Ages up to and including Age 80 with evidence of insurability satisfactory to us. The Insured's Age is calculated as of the Insured's birthday nearest the Policy Date. Acceptance is subject to our underwriting rules, and we reserve the right to request additional information and to reject an application.

  Each Policy is issued with a Policy Date, which is the date used to determine the Monthly Payment Date, Policy Months, Policy Years, and Policy Monthly, Quarterly, Semi-annual and Annual Anniversaries. If the application is accompanied by all or a portion of the initial premium and is accepted by us, the Policy Date is the date the application and premium payment were received at our Home Office, although the Policy Date will never be the 29th, 30th, or 31st of any month. If an application is not accompanied by all or a portion of the initial premium payment, the Policy Date is the date the application is accepted by us. We first become obligated under the Policy on the date the total initial premium is received or on the date the application is accepted, whichever is later. Any monthly deductions due will be taken on the Monthly Payment Date on or next following the date we become obligated. The initial premium must be received within 20 days after the Policy is issued, although we may waive the 20 day requirement at our discretion. If the initial premium is not received or the application is rejected by us, the Policy will be cancelled and any partial premium received will be refunded.

  Subject to our approval, a Policy may be backdated, but the Policy Date may not be more than six months prior to the date of the application. Backdating can be advantageous if the Insured's lower issue Age results in lower cost of insurance rates. If the Policy is backdated, the minimum initial premium required will include sufficient premium to cover the backdating period. Monthly deductions will be made for the period the Policy Date is backdated.

  Insureds are assigned to underwriting (risk) classes which are used in calculating the cost of insurance charges. In assigning Insureds to underwriting classes, we will normally use the medical or paramedical underwriting method, which may require a medical examination of a proposed Insured, although other forms of underwriting may be used when deemed appropriate by us.

PREMIUMS

  The Policy is a flexible-premium policy, and it provides considerable flexibility, subject to the limitations described below, to pay premiums at your discretion. We usually require you to pay a minimum initial premium equal to at least 25% of the sum of the Policy's monthly deductions plus premium load for the first year, which will be based upon your Policy's Face Amount and the Age, smoking status, gender (unless unisex cost of insurance rates apply, (see "Cost of Insurance," page 26)), and underwriting class of the Insured. Thereafter, subject to the limitations described below, you may choose the amount and frequency of premium payments. The Policy, therefore, provides you with the flexibility to vary premium payments to reflect varying financial conditions.

  When applying for a Policy, you will determine a Planned Periodic Premium that provides for the payment of level premiums over a specified period of time. You will receive a premium reminder notice, or a listbill for multiple policies, on an annual, semiannual, or quarterly basis, or, if a listbill, a monthly basis, at your option; however, you are not required to pay Planned Periodic Premiums. Premiums may be paid monthly under the Uni-check plan electronic funds transfer where you authorize us to withdraw premiums from your checking account each month. The minimum initial premium required must be paid before the Uni-check plan will be accepted by Pacific Mutual. You may elect the day each month on which premiums are paid under the Uni-check plan, provided the day elected is between the 4th and the 28th day of the month. If you do not elect a payment day, the day on which premiums are paid will be the Monthly Anniversary.

  The amount, frequency and period of time over which you pay premiums may affect whether the Policy will be classified as a modified endowment contract, which is a type of life insurance contract subject to different tax treatment for certain pre-death distributions than conventional life insurance contracts. Accordingly, variations from the Planned Periodic Premiums on a Policy that is not otherwise a modified endowment contract may result in the Policy becoming a modified endowment contract for tax purposes.

  In order for your Policy to avoid being treated as a modified endowment contract, the sum of the premiums paid less a portion of any Partial Withdrawals may not exceed the "seven pay premium" limit as defined in the Internal Revenue Code. (See "Federal Income Tax Considerations"). If we receive any premium payment that we believe, if applied to your Policy in that Policy year, would cause your Policy to become a modified endowment contract, the portion of the payment that we believe would cause your Policy to become a modified endowment contract will not be applied to your Policy but will be returned to you, unless you had previously notified us that payments that cause your Policy to become a modified endowment contract may be accepted by us and applied to your Policy. However, for premium payments received by us at our Home Office within 20 days before the upcoming Annual Anniversary of your Policy, we may apply the portion of the premium payment that we believe would cause your Policy to become a modified endowment contract to your Policy on the upcoming Annual Anniversary.

  Payment of the Planned Periodic Premium will not guarantee that your Policy will remain in force. Instead, the duration of your Policy depends upon your Policy's Accumulated Value. Even if Planned Periodic Premiums are paid, your Policy will lapse any time Accumulated Value less Policy Debt is insufficient to pay the current monthly deduction and a Grace Period expires without sufficient payment. See "Lapse," page 23.

  Any premium payment must be for at least $50. We also may reject or limit any premium payment that would result in an immediate increase in the net amount at risk under the Policy, although such a premium may be accepted with satisfactory evidence of insurability. See "Cost of Insurance," page 26. If satisfactory evidence of insurability is not received, the payment, or a portion thereof, may be returned. All or a portion of a premium payment will be rejected and returned to you if it would exceed the maximum premium limitations prescribed by federal tax law for Policy Owners electing the guideline premium test.

  Certain charges will be deducted from each premium payment. See "Charges and Deductions," page 25. The remainder of the premium, known as the net premium, will be allocated as described below under "Allocation of Net Premiums." Except in Texas, additional payments will first be treated as repayments of Policy Debt unless you request otherwise. Any portion of a payment that exceeds the amount of Policy Debt will be applied as an additional premium payment.

ALLOCATION OF NET PREMIUMS

  In the application for your Policy, you select the Investment Options to which net premium payments will be allocated. When the application is approved and the Policy is issued, the Accumulated Value will be automatically allocated according to your instructions contained in the application, or more recent written instructions, if any (except for amounts allocated to the Loan Account to secure any Policy loan). For residents of states that require a refund of premium to an Owner who returns the Policy during the Free-Look Period, net premiums received by us before the Free-Look Transfer Date will be allocated to the Money Market Variable Account (except for amounts allocated to the Loan Account to secure any Policy loan). The Free-Look Transfer Date is the later of 15 days after the Policy is issued or 45 days after the application is signed, or, if longer, upon receipt of the minimum initial premium. After the Free-Look Transfer Date, net premiums will be allocated according to your most recent instructions as of the end of the Valuation Period in which the premiums are received at our Home Office. Available Investment Options include the twelve Variable Accounts and the Fixed Account.

  You may change the allocation of net premiums by submitting a proper written request to our Home Office. Changes in net premium allocation instructions may be made by telephone if a properly completed Authorization for Telephone Requests has been filed at our Home Office. We reserve the right to discontinue telephone net premium allocation instructions.

PORTFOLIO REBALANCING

  You may direct us to automatically re-set the percentage of your Accumulated Value allocated to each Variable Account at a predetermined level. This process is called portfolio rebalancing. (The Fixed Account is not available for portfolio rebalancing.) Over time, the variations in each Variable Account's investment results will shift the percentage allocations of your Accumulated Value. The portfolio rebalancing feature will automatically transfer your Accumulated Value among the Variable Accounts back to the preset percentages. Rebalancing can be made quarterly, semi-annually or annually, measured from your Policy Date ("frequency period"). Rebalancing may result in transferring amounts from a Variable Account with relatively higher investment performance to a Variable Account with relatively lower investment performance.

  You may initiate portfolio rebalancing by sending our Home Office a signed, written request in good form or a properly completed Automatic Portfolio Rebalancing form. You must specify the frequency for rebalancing and a beginning date. The first rebalancing will usually occur on your Monthly Payment Date that starts the frequency period you elected and that occurs on or follows the beginning date you elected. If you stop portfolio rebalancing, you must wait 30 days to begin again. Portfolio rebalancing cannot be used with the Dollar Cost Averaging Option.

  We may modify, terminate or suspend the portfolio rebalancing feature at any time.

DOLLAR COST AVERAGING OPTION

  We currently offer an option under which you may dollar cost average your allocations in the Variable Accounts under your Policy by authorizing us to make periodic allocations of Accumulated Value from any one Variable Account to one or more of the other Variable Accounts. Dollar cost averaging is a systematic method of investing in which securities are purchased at regular intervals in fixed dollar amounts so that the cost of the securities gets averaged over time and possibly over various market values. The option will result in the allocation of Accumulated Value to one or more Variable Accounts, and these amounts will be credited at the Accumulation Unit values as of the end of the Valuation Dates on which the transfers are processed. Since the value of Accumulation Units will vary, the amounts allocated to a Variable Account will result in the crediting of a greater number of units when the Accumulation Unit value is low and a lesser number of units when the Accumulation Unit value is high. Similarly, the amounts transferred from a Variable Account will result in a debiting of a greater number of units when the Accumulation Unit value is low and a lesser number of units when the Accumulation Unit value is high. Dollar cost averaging does not guarantee profits, nor does it assure that you will not have losses.

  A Dollar Cost Averaging Request form is available upon request. On the form, you must designate the specific dollar amounts or percentage to be transferred, the Variable Account or Accounts to which the transfer will be made, the desired frequency of the transfer, which may be on a monthly, quarterly, semi-annual, or annual basis and the length of time during which the transfers shall continue or the total amount to be transferred over time.

  To elect the Dollar Cost Averaging Option, your Accumulated Value in the Variable Account from which the Dollar Cost averaging transfers will be made must be at least $5,000. The Dollar Cost Averaging Request form will not be considered complete until your Accumulated Value in the Variable Account from which the transfers will be made is at least $5,000. After we have received a Dollar Cost Averaging Request in proper form at our Home Office, we will transfer Accumulated Value in amounts designated by you from the Variable Account from which transfers are to be made to the Variable Account or Accounts chosen by you. The minimum amount that may be transferred to any one Variable Account is $50. After the Free-Look Transfer Date, the first transfer will be effected on the Policy's Monthly, Quarterly, Semi-Annual, or Annual Anniversary, whichever corresponds to the period selected by you, coincident with or next following receipt at our Home Office of a Dollar Cost Averaging Request in proper form, and subsequent transfers will be effected on the following Monthly, Quarterly, Semi-Annual, or Annual Anniversary for so long as designated by you, until the total amount elected has been transferred, until Accumulated Value in the Variable Account from which transfers are made has been depleted, or until your Policy enters the Grace Period. Amounts periodically transferred under this option will not be subject to any transfer charges that may be imposed by us in the future, except as may be required by applicable law.

  You may instruct us at any time to terminate the option by written request to our Home Office. In that event, the Accumulated Value in the Variable Account from which transfers were being made that has not been transferred will remain in that Variable Account unless you instruct otherwise or until your Policy enters the Grace Period. If you wish to continue transferring on a dollar cost averaging basis after the expiration of the applicable period, the total amount elected has been transferred, or the Variable Account has been depleted, or after the Dollar Cost Averaging Option has been cancelled, a new Dollar Cost Averaging Request must be completed and sent to our Home Office. The Variable Account from which transfers are to be made must meet the $5,000 minimum amount of the Accumulated Value. We may discontinue, modify, or suspend the Dollar Cost Averaging Option at any time.

TRANSFER OF ACCUMULATED VALUE

  During the Accumulation Period, you may transfer Accumulated Value among the Variable Accounts upon proper written request to our Home Office. Transfers may not be made until after the Free-Look Transfer Date if you reside in a state that requires us to refund premiums to Owners that return their Policies during the Free-Look Period. Transfers (other than transfers in connection with the Dollar Cost Averaging Option) may be made by telephone if a properly completed Authorization For Telephone Requests form is on file at our Home Office. Currently, there are no limitations on the number of transfers between Variable Accounts, no minimum amount required for a transfer, nor any minimum amount required to be remaining in a given Variable Account after a transfer (except as required under the Dollar Cost Averaging Option). No transfer may be made if a Policy is in the Grace Period and a payment required to avoid lapse is not paid. See "Lapse," page 23. No charges are currently imposed upon such transfers. We reserve the right, however, at a future date to limit the size of transfers and remaining balances, to assess transfer charges, to limit the number and frequency of transfers, and to suspend and discontinue telephone transfers.

  Accumulated Value may also be transferred after the Free-Look Transfer Date from the Variable Accounts to the Fixed Account; however, such a transfer will only be permitted in the Policy Month preceding a Policy Anniversary, except that Owners residing in Maryland, Connecticut, and Pennsylvania may make such a transfer at any time during the first 18 Policy Months. Transfers from the Fixed Account to the Variable Accounts are restricted as described in "The Fixed Account," page 33.

DEATH BENEFIT

  When your Policy is issued, we will determine the initial amount of insurance based on the instructions provided in your application. That amount will be shown on the specifications page of your Policy and is called the "Face Amount." The minimum Face Amount at issuance of a Policy is $50,000. We may reduce the minimum Face Amount required at issuance under certain circumstances, such as for group or sponsored arrangements or if you acquire multiple Policies on the life of the same Insured.

  For so long as the Policy remains in force, Pacific Mutual will, upon proof of the death of an Insured, pay death benefit proceeds to a named Beneficiary. Death benefit proceeds will consist of the death benefit under the Policy, plus any death benefit proceeds on the life of the Insured provided by rider, reduced by any outstanding Policy Debt (and, if in the Grace Period, any overdue charges).

  You will have one or two elections in determining the death benefit under a Policy. First, you will choose the death benefit qualification test, which is the method for qualifying the Policy as a life insurance contract for purposes of federal tax law. Two tests are available under the Policy. Once elected, the death benefit qualification test cannot be changed for the duration of your Policy. As described below, the available death benefit qualification tests are the cash value accumulation test and the guideline premium test. Generally, an applicant designates the death benefit election or option in the application. If no option is designated, we will assume the guideline premium test Option A has been selected.

  Cash Value Accumulation Test. The death benefit will be determined with reference to the requirements for the cash value accumulation test for qualifying a Policy as a life insurance contract under Section 7702 of the Internal Revenue Code. For Policy Owners choosing the cash value accumulation test, the death benefit will be equal to the Face Amount or, if greater, Accumulated Value (determined as of the end of the Valuation Period during which the Insured dies) divided by the "net single premium" that would purchase $1 of future benefits under the Policy. Generally, the cash value accumulation test requires that under the terms of a life insurance policy, the death benefit must be sufficient so that the cash surrender value, as defined in Section 7702, does not at any time exceed the net single premium required to fund the future benefits under the policy. The net single premiums under the Policy vary according to the Age, sex, and underwriting classification of the Insured, and the resulting death benefit determined by using the net single premium will be at least equal to the amount required for the Policy to be deemed life insurance under
Section 7702 of the Internal Revenue Code. The net single premium is calculated using a four percent interest rate or, if higher, the contractually guaranteed interest rate and using mortality charges specified in the prevailing commissioners standard tables as of the time the Policy is issued. The net single premium that would purchase $1 of future benefits under the Policy for a male Insured, Age 40, is 0.2966. A table showing net single premiums that would purchase $1 of future benefits under the Policy for Insureds in a standard underwriting classification is in Appendix A to this Prospectus.

  Guideline Premium Test. The death benefit will be determined with reference to the requirements for the guideline premium test for qualifying a Policy as a life insurance contract under the Internal Revenue Code. If you choose this test you will be given another election under the Policy--to select one of two death benefit options: Option A or Option B. Subject to certain restrictions, you can change the death benefit option selected. So long as your Policy remains in force, the death benefit under either option will never be less than the Face Amount of your Policy.

  Option A. Under Option A, the death benefit will be equal to the Face Amount of your Policy or, if greater, Accumulated Value (determined as of the end of the Valuation Period during which the Insured dies) multiplied by a death benefit percentage. The death benefit percentages vary according to the Age of the Insured and will be at least equal to the cash value corridor in Section 7702 of the Internal Revenue Code. The death benefit percentage is 250% for an Insured at Age 40 or under, and it declines for older Insureds. A table showing the death benefit percentages is in Appendix B to this Prospectus.

  Option B. Under Option B, the death benefit will be equal to the Face Amount of your Policy plus your Accumulated Value (determined as of the end of the Valuation Period during which the Insured dies) or, if greater, Accumulated Value multiplied by a death benefit percentage. The specified percentage is the same as that used in connection with Option A and as stated in Appendix B. The death benefit under Option B will always vary as Accumulated Value varies.

  Comparison of Death Benefit Elections. There are two main differences between the cash value accumulation test and the guideline premium test. First, the guideline premium test limits the amount of premium that may be paid into a Policy. No such limits apply under the cash value accumulation test. (However, any premium that would increase the net amount at risk is subject to evidence of insurability satisfactory to us.) Second, the factors that determine the minimum death benefit relative to the Policy's Accumulated Value are different. Required increases in the minimum death benefit due to growth in Accumulated Value will generally be greater under the cash value accumulation test than under the guideline premium test.

  If you desire to pay premiums in excess of the guideline premium test limitations you should elect the cash value accumulation test. If you do not desire to pay premiums in excess of the guideline premium test limitations you should consider the guideline premium test. Favorable investment performance will be reflected in increasing Accumulated Value to the greatest degree under the guideline premium test Option A. At times, favorable investment performance will be reflected in increasing insurance coverage to the greatest degree under the guideline premium test Option B; at other times, insurance coverage will be greater under the cash value accumulation test. APPLICANTS FOR A POLICY SHOULD CONSULT A QUALIFIED TAX ADVISER IN CHOOSING A DEATH BENEFIT ELECTION.

  The following examples demonstrate the determination of death benefits under Options A and B of the guideline premium test and under the cash value accumulation test. The examples show three Policies--

Policies I, II, and III--with the same Face Amount, but Accumulated Values that vary as shown, and which assume a male Insured, Age 40, at the time of calculation of the death benefit and that there is no outstanding Policy Debt.

                                                              POLICY    POLICY
                                                   POLICY I     II       III
                                                   --------  --------  --------
      Face Amount................................. $100,000  $100,000  $100,000
      Accumulated Value........................... $ 25,000  $ 50,000  $ 75,000
      Death Benefit Percentage....................      250%      250%      250%
      Net Single Premium Factor...................   0.2966    0.2966    0.2966
      Death Benefit Under Option A................ $100,000  $125,000  $187,500
      Death Benefit Under Option B................ $125,000  $150,000  $187,500
      Death Benefit Under Cash Value
       Accumulation Test.......................... $100,000  $168,577  $252,866

  Payment of Death Benefit Proceeds. All calculations of death benefit will be made as of the end of the Valuation Period during which the Insured dies. Death benefit proceeds may be paid to a Beneficiary in a lump sum or under a payment plan offered under the Policy. The Policy should be consulted for details.

CHANGES IN GUIDELINE PREMIUM TEST DEATH BENEFIT OPTION

  If you elect the guideline premium test (and not the cash value accumulation test), you may request that the death benefit under the Policy be changed from Option A to Option B, or from Option B to Option A. Changes in the death benefit option may be made only once per Policy Year after the fifth Policy Year, and should be made in writing to our Home Office. A change from Option B to Option A may be made without evidence of insurability; a change from Option A to Option B will require evidence of insurability satisfactory to us. The effective date of any such change shall be the next Monthly Payment Date after the change is accepted.

  A change in the death benefit from Option A to Option B will result in a reduction in the Face Amount of your Policy by the amount of your Policy's Accumulated Value, with the result that the death benefit payable under Option B at the time of the change will equal that which would have been payable under Option A immediately prior to the change. The change in option will affect the determination of the death benefit from that point on since Accumulated Value will then be added to the new Face Amount, and the death benefit will then vary with Accumulated Value. This change will not be permitted if it would result in a Face Amount of less than $50,000, although we reserve the right to waive this minimum under certain circumstances, such as for group or sponsored arrangements. A charge of $100 will be deducted from your Accumulated Value in the Investment Options on a prorata basis on the effective date of the change to cover the cost of processing the request.

  A change in the death benefit from Option B to Option A will result in an increase in the Face Amount of your Policy by the amount of your Policy's Accumulated Value, with the result that the death benefit payable under Option A at the time of the change will equal that which would have been payable under Option B immediately prior to the change. However, the change in option will affect the determination of the death benefit from that point on since your Accumulated Value will no longer be added to the Face Amount in determining the death benefit. From that point on, the death benefit will equal the new Face Amount (or, if greater, the Accumulated Value times the applicable specified percentage). No charge will be made on a change from Option B to Option A.

  A change in death benefit option may affect the monthly cost of insurance charge since this charge varies with the net amount at risk, which generally is the amount by which the death benefit exceeds Accumulated Value. See "Cost of Insurance," page 26. Assuming that the Policy's death benefit would not be equal to Accumulated Value times a death benefit percentage under either Option A or B, changing from Option B to Option A will generally result in a decreasing net amount at risk, and therefore will decrease the cost of insurance charges relatively. Changing from Option A to Option B will generally result in a net amount at risk that remains level. Such a change, however, will result in an increase in the cost of insurance charges over time, since the cost of insurance rates increase with the Insured's Age.

CHANGE IN DEATH BENEFIT BY PACIFIC MUTUAL

  We reserve the right to reduce the death benefit under a Policy by requiring Partial Withdrawals in order to maintain the net amount at risk at an amount that will not exceed three times the death benefit on the Policy Date. The net amount at risk is the difference between the death benefit and the Accumulated Value. Similarly, we reserve the right to require Partial Withdrawals or otherwise to distribute amounts under a Policy in order to comply with tax-related requirements. Such withdrawals or other distributions may be taxable to you in whole or in part. See "Federal Income Tax Considerations," page 28. The $25 withdrawal fee will not be assessed on Partial Withdrawals we require.

  We reserve the right to increase the death benefit if required for a Policy to be deemed a life insurance contract under the Internal Revenue Code.

DECREASE IN FACE AMOUNT

  You may request a decrease in the Face Amount under a Policy subject to our approval. A decrease in Face Amount may only be made once per year, and only after the fifth Policy Year. Decreasing the Face Amount could decrease the death benefit. The amount of change in the death benefit will depend, among other things, upon the death benefit election you choose and whether and the degree to which the death benefit under your Policy exceeds the Face Amount prior to the decrease. Decreasing the Face Amount could affect the subsequent level of the death benefit while your Policy is in force and the subsequent level of Policy values. A decrease in Face Amount may decrease the net amount at risk, which will decrease your cost of insurance charge.

  Any request for a decrease in Face Amount must be made by written application to our Home Office. It will become effective on the Monthly Payment Date on or next following our acceptance of the request. If you are not the Insured, we will also require the consent of the Insured before accepting a request.

  A decrease in Face Amount will not be permitted if the Face Amount would fall below $50,000, although we reserve the right to waive the minimum Face Amount under certain circumstances, such as for group or sponsored arrangements or if you have multiple Policies on the life of the same Insured. No charge will be deducted in connection with a decrease. If a decrease in the Face Amount would result in total premiums paid exceeding the premium limitations prescribed under tax law to qualify the Policy as a life insurance contract, we will refund to you the amount of such excess above the premium limitations. These refunds may be taxable in whole or in part. See "Federal Income Tax Considerations," page 28.

  We reserve the right to disallow a requested decrease, and will not permit a requested decrease, among other reasons, (1) if compliance with the guideline premium limitations under tax law resulting from the requested decrease would result in immediate termination of the Policy, or (2) if, to effect the requested decrease, payments to you would have to be made from Accumulated Value for compliance with the guideline premium limitations, and the amount of such payments would exceed the Net Cash Surrender Value under your Policy. Increases in Face Amount are not available under your Policy unless state law requires otherwise.

POLICY VALUES

  Accumulated Value. Your Accumulated Value is the sum of the amounts under the Policy held in the Investment Options, as well as the amount set aside in the Loan Account to secure any Policy Debt.

  On each Valuation Date, the portion of your Accumulated Value allocated to any particular Variable Account will be adjusted to reflect the investment experience of that Variable Account. On each Monthly Payment Date, the portion of your Accumulated Value allocated to a particular Variable Account also will be adjusted to reflect the assessment of the monthly deduction. See "Determination of Accumulated Value," page 20. No minimum amount of Accumulated Value is guaranteed. You bear the risk for the investment experience of Accumulated Value allocated to the Variable Accounts.

  Cash Surrender Value. The Cash Surrender Value of your Policy equals your Accumulated Value less the underwriting surrender charge. Thus, your Accumulated Value will exceed your Policy's Cash Surrender Value by the amount of the underwriting surrender charge. Once the surrender charge has expired, your Accumulated Value will equal the Cash Surrender Value.

  Net Cash Surrender Value. The Net Cash Surrender Value of your Policy equals your Cash Surrender Value less any outstanding Policy Debt. You can surrender your Policy at any time while the Insured is living and receive your Net Cash Surrender Value. See "Surrender," page 21.

DETERMINATION OF ACCUMULATED VALUE

  Although the death benefit under your Policy can never be less than your Policy's Face Amount, the Accumulated Value will vary to a degree that depends upon several factors, including investment performance of the Variable Accounts to which your Accumulated Value has been allocated, payment of premiums, the amount of any outstanding Policy Debt, Partial Withdrawals, and the charges assessed in connection with your Policy. There is no guaranteed minimum Accumulated Value and you bear the entire investment risk relating to the investment performance of Accumulated Value allocated to the Variable Accounts.

  The amounts allocated to the Variable Accounts available to you will be invested in shares of the corresponding Portfolios of the Fund. The investment performance of each Variable Account will reflect increases or decreases in the net asset value per share of the corresponding Portfolio and any dividends or distributions declared by a Portfolio. Any dividends or distributions from any Portfolio of the Fund will be automatically reinvested in shares of the same Portfolio, unless we, on behalf of the Separate Account, elect otherwise.

  Assets in the Variable Accounts are divided into accumulation units, which are a measure of value used for bookkeeping purposes. When you allocate net premiums to a Variable Account, the Policy is credited with accumulation units. In addition, other transactions including loans, a surrender, Partial Withdrawals, transfers, and assessment of charges against your Policy affect the number of accumulation units credited to your Policy. The number of units credited or debited in connection with any such transaction is determined by dividing the dollar amount of such transaction by the unit value of the affected Variable Account. The unit value of each Variable Account is determined on each Valuation Date. The number of units credited will not change because of subsequent changes in unit value.

  The accumulation unit value of each Variable Account's unit initially was $10. The unit value of a Variable Account on any Valuation Date is calculated by adjusting the unit value from the previous Valuation Date for (1) the investment performance of the Variable Account, which is based upon the investment performance of the corresponding Portfolio of the Fund, (2) any dividends or distributions paid by the corresponding Portfolio, and (3) the charges, if any, we may assess for income taxes attributable to the operation of the Variable Account.

POLICY LOANS

  You may borrow money from us using your Policy as the only security for the loan by submitting a proper written request to our Home Office. We may in our discretion permit loans to be made by telephone if an Authorization For Telephone Requests has been properly completed and filed at our Home Office. A loan may be taken any time your Policy is in force. The minimum loan that can be taken at any time is $500. The maximum amount that can be borrowed at any time is the greater of (1) 90% of your Policy's Accumulated Value allocated to the Variable Accounts and 100% of Accumulated Value allocated to the Fixed Account, less any underwriting surrender charges that would be imposed if your Policy were surrendered on the date the loan is taken, or (2) 100% of the product of (a X b/c - d) where (a) equals your Policy's Accumulated Value less any surrender charge that would be imposed if your Policy were surrendered on the date the loan is taken and less 12 times the current monthly deduction; (b) equals 1 plus the annual loan interest rate credited; (c) equals 1 plus the annual loan interest rate currently charged; and (d) equals any existing Policy Debt.

  When you take a loan, an amount equal to the loan is transferred out of your Accumulated Value in the Investment Options into the Loan Account to secure the loan. Unless you request otherwise, loan amounts will be deducted from the Variable Accounts and the Fixed Account in the proportion that each bears to the Accumulated Value less Debt.

  The Policy loan annual effective interest rate is 4.75% per year for the first 10 years and 4.25% thereafter. We will credit interest monthly on any Policy Debt to secure the loan at an annual effective rate of 4.0%.

  You may repay all or part of the loan at any time while your Policy is in force. Interest on a loan is accrued daily and is due for the prior year on each Policy Anniversary. If interest is not paid when due, it will be added to the amount of the loan principal and interest will begin accruing thereon from that date. An amount equal to the loan interest charged will be transferred to the Loan Account from the Investment Options on a proportional basis.

  Unless you request otherwise, any loan repayment will be transferred into the Investment Options in accordance with your most recent premium allocation instructions. In addition, any interest earned on the loan balance held in the Loan Account will be transferred to each of the Investment Options in accordance with your most recent premium allocation instructions.

  While the amount to secure the loan is held in the Loan Account, you forgo the investment experience of the Variable Accounts and the current interest rate of the Fixed Account on the loaned amount. Thus your loan, whether or not repaid, will have a permanent effect on your Policy's values and may have an effect on the amount and duration of the death benefit. If not repaid, the Policy Debt will be deducted from the amount of death benefit paid upon the death of the Insured, the Cash Surrender Value paid upon surrender or maturity, or the refund of premium upon exercise of the Free-Look Right.

  A loan may affect the length of time your Policy remains in force. Your Policy will lapse when Accumulated Value minus Policy Debt is insufficient to cover the monthly deduction against the Policy's Accumulated Value on any Monthly Payment Date and the minimum payment required is not made during the Grace Period. Moreover, your Policy may enter the Grace Period more quickly when a loan is outstanding, because the loaned amount is not available to cover the monthly deduction. Additional payments or repayment of a portion of Policy Debt may be required to keep the Policy in force. See "Lapse," page 23.

  A loan will not be treated as a distribution from the Policy and will not result in taxable income to you unless the Policy is a modified endowment contract, or unless the Policy is surrendered or upon maturity or lapse of the Policy, in which case a loan will be treated as a distribution that may give rise to taxable income.

  For information on the tax treatment of loans, see "Federal Income Tax Considerations," page 28.

BENEFITS AT MATURITY

  If the Insured is living on the Maturity Date, we will pay you, as an endowment benefit, your Accumulated Value, reduced by any Policy Debt. Payment ordinarily will be made within seven days of your Policy Anniversary, although payments may be postponed in certain circumstances. See "Payments," page 35.

SURRENDER

  You may fully surrender your Policy at any time during the life of the Insured. The amount received in the event of a full surrender is your Policy's Net Cash Surrender Value, which is equal to your Accumulated Value less any applicable underwriting surrender charge and less any outstanding Policy Debt. If your Policy is surrendered during the first two years following its issuance, a portion of the sales load paid under the Policy may be refunded to you. See "Sales Load Refund," page 25.

  You may surrender your Policy by sending a written request together with the Policy to our Home Office. The proceeds will be determined as of the end of the Valuation Period during which the request for a surrender is received. You may elect to have the proceeds paid in cash or applied under a payment plan offered under the Policy. See "Payment Plan," page 36. For information on the tax effects of a surrender of a Policy, see "Federal Income Tax Considerations," page 28.

PARTIAL WITHDRAWAL BENEFIT

  We offer a partial surrender benefit by which you can obtain a portion of your Net Cash Surrender Value called the Partial Withdrawal Benefit. The Partial Withdrawal Benefit is available on and after the first Policy Year. Under this Benefit, you may make "Partial Withdrawals" of your Net Cash Surrender Value. There is no limit on the number of Partial Withdrawals that may be taken after the first Policy Anniversary. There is a $25 withdrawal fee for Partial Withdrawals. The fee will be deducted from your Policy's Accumulated Value in the Investment Options in the same proportion as the withdrawal amount. If you have elected to receive systematic withdrawals as described below, the withdrawal fee is currently waived on each systematic withdrawal following the first systematic withdrawal.

  Partial Withdrawals must be for at least $500, and your Policy's Net Cash Surrender Value after the withdrawal must be at least $500. If there is any Policy Debt, the maximum Partial Withdrawal is limited to the excess, if any, of the Cash Surrender Value immediately prior to the withdrawal over the result of the Debt divided by 90%.

  You may make a Partial Withdrawal by submitting a proper written request to our Home Office. As of the effective date of any withdrawal, your Accumulated Value, Cash Surrender Value, and Net Cash Surrender Value will be reduced by the amount of the withdrawal. The amount of the withdrawal will be allocated proportionately to your Value in the Investment Options unless you request otherwise. If, after a withdrawal is effected, we are notified that the Insured died after the request for the withdrawal was sent to us and prior to the withdrawal being effected, the amount of the withdrawal will be deducted from the death benefit. Under these circumstances, the death benefit will be determined without taking into account the withdrawal.

  When a Partial Withdrawal is made on a Policy on which you have selected the cash value accumulation test or guideline premium test death benefit Option A, the Face Amount under the Policy is decreased by the lesser of (1) the amount of the Partial Withdrawal or (2) if the death benefit prior to the withdrawal is greater than the Face Amount, the amount, if any, by which the Face Amount exceeds the difference between the death benefit and the amount of the Partial Withdrawal. A Partial Withdrawal will not change the Face Amount of a Policy on which you have selected guideline premium test death benefit Option B. However, assuming that the death benefit is not equal to Accumulated Value times a death benefit percentage, the Partial Withdrawal will reduce the death benefit by the amount of the Partial Withdrawal. To the extent the death benefit is based upon the Accumulated Value times the death benefit percentage applicable to the Insured, a Partial Withdrawal may cause the death benefit to decrease by an amount greater than the amount of the Partial Withdrawal. See "Death Benefit," page 16.

  Systematic Withdrawals. You may elect to receive systematic Partial Withdrawals after the first Policy Year while the Policy is in force by sending a Preauthorized Scheduled Withdrawal Request form to us at our Home Office. You will be requested to designate the systematic withdrawal amount as a specified dollar amount, and the desired frequency of the systematic withdrawals, which may be monthly, quarterly, semi-annually, or annually. The day of the month that you wish each systematic Partial Withdrawal to be effected may also be elected provided the scheduled day elected is not later than the 28th of a month. Systematic Partial Withdrawals may be stopped or modified upon your proper written request, received by us at least 30 days in advance. A proper request must include the written consent of any effective assignee or irrevocable Beneficiary, if applicable.

  Each systematic withdrawal must be at least $100. Each systematic withdrawal will be effected as of the end of the Valuation Period during which the withdrawal is scheduled. The deduction caused by the systematic Partial Withdrawal will be allocated proportionately from your Accumulated Value in the Investment Options. If a systematic Partial Withdrawal would cause the Net Cash Surrender Value to fall below $500, the amount withdrawn will be reduced to the amount available and systematic Partial Withdrawals will automatically terminate. We will notify you of the termination.

  We may, at any time, change the minimum amount for any systematic withdrawals, impose or increase remaining minimum balances, and limit the number or frequency of requests for modifying systematic Partial Withdrawals.

  Tax Treatment. Receipt of proceeds from a Partial Withdrawal may result in taxable income to you in the year in which the withdrawal is made, and, if the Policy is classified as a modified endowment contract, may result in a 10% additional tax for Owners who are under 59 1/2 years old. For more information on the tax treatment of Partial Withdrawals, see "Federal Income Tax Considerations," page 28.

RIGHT TO EXAMINE A POLICY--FREE-LOOK RIGHT

  You have a Free-Look Right, under which your Policy may be returned within 10 days after you receive it (30 days if you are a resident of California and age 60 or older), within 10 days after we mail or deliver the notice of the right of withdrawal, or within 45 days after you sign the application for insurance, whichever is latest. It can be mailed or delivered to us or our agent. The returned Policy will be treated as if we never issued it and, except as indicated below, we will refund any charges deducted from premiums received, any net premium allocated to the Fixed Account, plus the sum of your Policy's Accumulated Value allocated to the Variable Accounts as of the end of the Valuation Period in which the Policy is received plus any Policy Charges and Fees deducted from the Policy's Accumulated Value in the Variable Accounts. If you have taken a loan during the Free-Look Period, your Policy Debt will be deducted from the amount refunded. We will allocate any net premiums received according to your instructions contained in your application, or more recent written instructions, if any, when the application is approved and the Policy is issued. If you reside in a state that requires us to return premium payments to Policy Owners who exercise the Free-Look Right, we will refund the full amount of the premium paid. Any Policy Debt will be deducted from the amount refunded. Until the Free-Look Transfer Date, net premiums will be allocated to the Money Market Variable Account, which invests in the Money Market Portfolio of the Fund (except for amounts allocated to the Loan Account to secure a Policy loan). See "Allocation of Net Premiums," page 14.

LAPSE

  Your Policy will lapse only when your Accumulated Value less Policy Debt is insufficient to cover the current monthly deduction against your Policy's Accumulated Value on any Monthly Payment Date, and a Grace Period expires without you making a sufficient payment. If your Accumulated Value less Policy Debt is insufficient to cover the current monthly deduction on a Monthly Payment Date, you must pay during the Grace Period a minimum of three times the full monthly deduction due on the Monthly Payment Date when the insufficiency occurred to avoid termination of your Policy. We will not accept any payment if it would cause your total premium payments to exceed the maximum permissible premium for your Policy's Face Amount under the Internal Revenue Code. This is unlikely to occur unless you have outstanding Policy Debt, in which case you could repay a sufficient portion of the Policy Debt to avoid termination. In this instance, you may wish to repay a portion of Policy Debt to avoid recurrence of the potential lapse. If premium payments have not exceeded the maximum permissible premiums for the Policy's Face Amount, you may wish to make larger or more frequent premium payments to avoid recurrence of the potential lapse.

  If your Accumulated Value less Policy Debt is insufficient to cover the monthly deduction on a Monthly Payment Date, we will deduct the amount that is available. We will notify you (and any assignee of record) of the payment required to keep the Policy in force. You will then have a "Grace Period" of 61 days, measured from the date the notice is sent, to make the required payment. Your Policy will remain in force through the Grace Period. Failure to make the required payment within the Grace Period will result in termination of coverage under your Policy, and your Policy will lapse with no value. However, if your Policy lapses during the first 2 years from issuance, we will pay you any sales load refund to which you are entitled. If the required payment is made during the Grace Period, any premium paid will be allocated among the Investment Options in accordance with your current premium allocation instructions. Any monthly deduction due will be charged to the Investment Options on a proportionate basis. If the Insured dies during the Grace Period, the death benefit proceeds will equal the amount of the death benefit immediately prior to the commencement of the Grace Period, reduced by any unpaid monthly deductions, any sales load refund already paid, and any Policy Debt.

REINSTATEMENT

  We will reinstate a lapsed Policy (but not a Policy which has been surrendered for its Net Cash Surrender Value) at any time within five years after the end of the Grace Period but before the Maturity Date provided we receive the following: (1) your written application; (2) evidence of insurability satisfactory to us; and (3) a premium equal to all monthly deductions that were due and unpaid during the Grace Period, payment of a premium at least sufficient to keep the Policy in force for three months after the date of reinstatement, and payment of any excess sales load refunded to you at the time the Policy lapsed.

  When your Policy is reinstated, your Accumulated Value will be equal to your Accumulated Value on the date of the lapse subject to the following: If the Policy is reinstated after the first Monthly Payment Date following lapse, the Accumulated Value will be reduced by the amount of Policy Debt on the date of lapse and no Policy Debt will exist on the date of the reinstatement. If your Policy is reinstated on your Monthly Payment Date next following lapse, any Policy Debt on the date of lapse will also be reinstated. No interest on amounts held in the Loan Account to secure Policy Debt will be paid or credited between lapse and reinstatement. Reinstatement will be effective as of the Monthly Payment Date on or next following the date of our approval, and Accumulated Value minus, if applicable, Policy Debt will be allocated among the Investment Options in accordance with your most recent premium allocation instructions.

RIGHT TO CONVERT POLICY

  You may convert your Policy at any time during the first two years after issue, as long as your Policy is in force, to a universal life insurance policy on the life of the Insured under a plan of insurance with fixed benefits then offered by us. You may elect the same death benefit or the same Net Amount at Risk as under the Policy at the time of the conversion. Cost of Insurance charges will be based on the same issue Age and risk classification of the Insured as under the Policy. The conversion is subject to an adjustment in premium payment limitations to reflect variances in the fees and charges under the new policy, which would result in a refund of premium and a corresponding reduction in accumulated value.

                            CHARGES AND DEDUCTIONS

PREMIUM LOAD

  A premium load is deducted from each premium payment under your Policy prior to allocation of the net premium to your Accumulated Value. The premium load consists of the following items:

  Sales Load. For purposes of assessing the sales load, premiums are measured in terms of Target Premiums. The Target Premium is set forth in your Policy. The sales load is based on Target Premiums and varies with the death benefit election. The maximum sales load assessed upon Target Premiums received under a Policy are shown in the chart below.

                                      SALES LOAD UNDER OPTION A
                                           AND CASH VALUE       SALES LOAD UNDER
      TARGET PREMIUMS                     ACCUMULATION TEST         OPTION B
      ---------------                 ------------------------- ----------------
      1 through 3....................            25%                  30%
      4 through 10...................             4%                   4%
      11 and thereafter..............             2%                   2%

  The sales load is deducted to compensate us for the cost of distributing the Policies. The amount derived by us from the sales load is not expected to be sufficient to cover the sales and distribution expenses in connection with the Policies. To the extent that sales and distribution expenses exceed sales loads, such expenses may be recovered from other charges, including amounts derived indirectly from the charge for mortality and expense risks and from mortality gains.

  We may reduce or waive the sales load on Policies sold to the directors or employees of Pacific Mutual or any of its affiliates or to trustees or any employees of the Fund.

  State and Local Premium Tax Charge. A charge equal to 2.35% is assessed against each premium to pay applicable state and local premium taxes. Premium taxes vary from state to state, and in some instances, among municipalities. The 2.35% rate approximates the average tax rate expected to be paid on premiums from all states. Pacific Mutual reserves the right to change the premium tax charge to reflect changes in the law.

SALES LOAD REFUND

  If a Policy is surrendered for its Net Cash Surrender Value or your Policy lapses at any time during the first two years following its issuance, a portion of the sales load paid under your Policy may be refunded. This refund will be paid only for premiums paid in the first two years following issuance of the Policy. We will refund the excess of the sales load charged over the sum of (1) 30% of the premiums paid during the first two years of issuance up to one Guideline Annual Premium, plus (2) 10% of the premiums paid during the first two years of issuance that exceed one Guideline Annual Premium by up to one Guideline Annual Premium, plus (3) 9% of actual premium payments paid during the first two years from issuance in excess of two times the Guideline Annual Premium.

  The operation of the sales load refund is illustrated by the following example. Assume the Policy Owner has paid $5,000 in premiums under a Policy which has a Guideline Annual Premium of $3,000 and a Target Premium of $2,500, and has elected Death Benefit Option B under the Guideline Annual Premium Test, and assume that the Policy Owner decides to surrender his or her Policy during the second year from issuance. Under the formula described above, the maximum sales load allowable is the sum of $900 (30% of $3,000) and $200 (10% of $2,000), or $1,100. Since a sales load of $1,500 (30% of $5,000) was deducted from premiums when received, a refund of $400 ($1,500 - $1,100) will be payable to the Policy Owner.

DEDUCTIONS FROM ACCUMULATED VALUE

  A charge called the monthly deduction is deducted from your Policy's Accumulated Value in the Investment Options beginning on the Monthly Payment Date on or next following the date we first become obligated under the Policy and on each Monthly Payment Date thereafter. The monthly deduction consists of the following items:

  Cost of Insurance. This monthly charge compensates us for the anticipated cost of paying death benefits in excess of Accumulated Value to Beneficiaries of Insureds who die. We may use any profit derived from this charge for any lawful purpose, including the cost of claims processing and investigation. The amount of the charge is equal to a current cost of insurance rate multiplied by the net amount at risk under your Policy at the beginning of the Policy Month. The net amount at risk for these purposes is equal to the amount of death benefit payable at the beginning of the Policy Month divided by 1.004074 (a discount factor to account for return deemed to be earned during the month) less the Accumulated Value at the beginning of the Policy Month.

  The Policy contains guaranteed cost of insurance rates that may not be increased. The guaranteed rates are no greater than certain of the 1980 Commissioners Standard Ordinary Mortality Tables (and where unisex cost of insurance rates apply, the 1980 Commissioners Ordinary Mortality Table B). These rates are based on the Age and underwriting class of the Insured. They are also based on the sex of the Insured, except that unisex rates are used where appropriate under applicable law, including in the state of Montana and in Policies purchased by employers and employee organizations in connection with employment-related insurance or benefit programs. As of the date of this prospectus, we charge "current rates" that are lower (i.e., less expensive) than the guaranteed rates, and we may also charge current rates in the future. Like the guaranteed rates, the current rates also vary with the Age, gender, and underwriting class of the Insured. In addition, they also vary with the Insured's smoking status and the policy duration. The cost of insurance rate generally increases with the Age of the Insured.

  Administrative Charge. A monthly administrative charge is deducted equal to $25 in each of the first 12 Policy Months and which varies with the size of a Policy's Face Amount thereafter. For Face Amounts of less than $100,000, the charge is equal to $8 per month; for Face Amounts of $100,000 and less than $500,000, the charge is equal to $5 per month. There is no charge for Face Amounts of $500,000 or more. For purposes of this charge, only the initial Face Amount is considered. The administrative charge is assessed to reimburse us for the expenses associated with administration and maintenance of the Policies. The administrative charge is guaranteed never to exceed $25 during the first 12 Policy Months and $10 per month thereafter. We do not expect to profit from this charge.

  The administrative charge will be waived on the second or subsequent Policies you acquire on the life of the Insured who is the same Insured as on the initial Policy. However, a one-time charge of $100 will be assessed upon issuance to cover processing costs on the second and subsequent Policies.

  Mortality and Expense Risk Charge. A monthly charge is deducted for mortality and expense risks that we assume. During the first ten Policy Years, this charge is equal to .000625 multiplied by a Policy's Accumulated Value in the Investment Options, which is equivalent to an annual rate of .75% of such amount. During the 11th through 20th Policy Years, the charge is equal to
 .000208333 multiplied by a Policy's Accumulated Value in the Investment Options, which is equivalent to an annual rate of .25% of such amount. After the 20th Policy Year the charge reduces to 0%. For purposes of this charge, the Accumulated Value is based upon its value on the Monthly Payment Date after the deduction of the charge for the cost of insurance and any optional insurance benefits added by rider.

  The mortality and expense risk charge is assessed to compensate us for assuming certain mortality and expense risks under the Policies. The mortality risk assumed is that Insureds, as a group, may live for a shorter period of time than estimated and, therefore, the cost of insurance charges specified in the Policy will be insufficient to meet actual claims. The expense risk assumed is that other expenses incurred in issuing and administering the Policies and operating the Separate Account will be greater than the charges assessed for such expenses. We will realize a gain from this charge to the extent it is not needed to provide the mortality benefits and expenses under the Policies, and will realize a loss to the extent the charge is not sufficient. We may use any profit derived from this charge for any lawful purpose, including any distribution expenses not covered by the sales load.

  Optional Insurance Benefits Charges. Charges for any optional insurance benefits added to the Policy by rider will be included in the monthly deduction or as otherwise specified in the rider and/or the Policy. See "Optional Insurance Benefits," page 37.

UNDERWRITING SURRENDER CHARGE

  We will assess an underwriting surrender charge against Accumulated Value upon surrender of your Policy within ten years after its issuance. The underwriting surrender charge is equal to a specified amount that varies with the Age of the Insured for each $1,000 of your Policy's initial Face Amount in accordance with the following schedule:

             ISSUE AGE                                       CHARGE PER $1,000
             ---------                                       -----------------
                0-30                                               $2.50
               31-40                                                3.50
               41-50                                                4.50
               51-60                                                5.50
               61-80                                                6.50

  The amount of the charge remains level for five Policy Years. After the fifth Policy Year, the charge decreases by 1.666% per month until it reaches zero at the end of the 120th Policy Month.

  The charge is based upon the Age of the Insured and the Face Amount on the Policy Date, and it does not increase as the Insured gets older or with changes in the Face Amount. For example, if an Insured Age 25 purchases a Policy with a Face Amount of $50,000 and surrenders the Policy in the third Policy Year, the underwriting surrender charge would be $125.

  The underwriting surrender charge is designed to cover the administrative expenses associated with underwriting and issuing a Policy, including the costs of processing applications, conducting medical examinations, determining insurability and the Insured's underwriting class, and establishing policy records. We do not expect to profit from the underwriting surrender charge.

WITHDRAWAL FEE

  Pacific Mutual will assess a $25 withdrawal fee against the Policy's Accumulated Value when a Partial Withdrawal is made. The fee will be deducted from Accumulated Value in the Investment Options in the same proportion as the withdrawal amount. If you have elected to receive systematic withdrawals, the withdrawal fee is currently waived on each systematic withdrawal following the first systematic withdrawal. We reserve the right to reinstate this fee.

CORPORATE AND OTHER PURCHASERS

  The Policy is available for individuals and for corporations and other institutions. For certain individuals and certain corporate or other group or sponsored arrangements purchasing one or more Policies, we may reduce the amount of the sales load, underwriting surrender charge, administrative charge, or other charges where the expenses associated with the sale of the Policy or Policies or the underwriting or other administrative costs associated with the Policy or Policies are reduced. Sales, underwriting or other administrative expenses may be reduced for reasons such as expected economies resulting from a corporate purchase or a group or sponsored arrangement, from the purchase of multiple Policies on the life of the same Insured, from the amount of the initial premium payment or payments, or the amount of projected premium payments.

OTHER CHARGES

  We may charge the Variable Accounts for federal income taxes we incur that are attributable to the Separate Account and its Variable Accounts or to our operations with respect to the Policies. No such charge is currently assessed. See "Charge for Pacific Mutual Income Taxes," page 31.

  We will bear the direct operating expenses of the Separate Account. Each Variable Account available to you purchases shares of the corresponding Portfolio of the underlying Fund. The Fund and each of its Portfolios incur certain charges including the investment advisory fee and certain operating expenses. The Fund is governed by its Board of Trustees. The Fund's expenses are not fixed or specified under the terms of the Policy, and these expenses may vary from year to year. The advisory fees and other expenses are more fully described in the prospectus of the Fund.

GUARANTEE OF CERTAIN CHARGES

  We guarantee that certain charges will not increase. This includes the charge for mortality and expense risks, the administrative charge with respect to the guaranteed rates described above, the sales load, the guaranteed cost of insurance rates, the withdrawal fee, and the underwriting surrender charge.

                               OTHER INFORMATION

FEDERAL INCOME TAX CONSIDERATIONS

  The following discussion provides a general description of the federal income tax considerations relating to the Policy. This discussion is based upon our understanding of the present federal income tax laws as they are currently interpreted by the Internal Revenue Service ("IRS"). This discussion is not intended as tax advice. Because of the inherent complexity of such laws and the fact that tax results will vary according to the particular circumstances of the individual involved, tax advice may be needed by a person contemplating the purchase of the Policy. It should, therefore, be understood that these comments concerning federal income tax consequences are not an exhaustive discussion of all tax questions that might arise under the Policy and that special rules which are not discussed herein may apply in certain situations. Moreover, no representation is made as to the likelihood of continuation of federal income tax or estate or gift tax laws or of the current interpretations by the IRS or the courts. Future legislation may adversely affect the tax treatment of life insurance policies or other tax rules described in this discussion or that relate directly or indirectly to life insurance policies. Finally, these comments do not take into account any state or local tax considerations which may be involved in the purchase of the Policy.

  While we believe that the Policy meets the statutory definition of life insurance and hence will receive federal income tax treatment consistent with that of fixed life insurance, the area of the tax law relating to the definition of life insurance does not explicitly address all relevant issues (including, for example, the treatment of substandard risk Policies and Policies with term insurance on the Insured). We reserve the right to make changes to the Policy if changes are deemed appropriate by us to attempt to assure qualification of the Policy as a life insurance contract. If a Policy were determined not to qualify as life insurance, the Policy would not provide the tax advantages normally provided by life insurance. The discussion below summarizes the tax treatment of life insurance contracts.

  The death benefit under a Policy should be excludable from the gross income of the Beneficiary (whether the Beneficiary is a corporation, individual, or other entity) under Section 101(a)(1) of the Internal Revenue Code ("IRC") for purposes of the regular federal income tax and you generally should not be deemed to be in constructive receipt of the cash values, including increments thereof, under the Policy until a full surrender thereof, maturity of the Policy, or a Partial Withdrawal. In addition, certain Policy loans and Partial Withdrawals may be taxable in the case of Policies that are modified endowment contracts. Prospective Owners that intend to use Policies to fund deferred compensation arrangements for their employees are urged to consult their tax advisors with respect to the tax consequences of such arrangements. Prospective corporate Owners should consult their tax advisers about the treatment of life insurance in their particular circumstances for purposes of the alternative minimum tax applicable to corporations and the environmental tax under Code Section 59A. Changing the Policy Owner may also have tax consequences. Exchanging a Policy for another involving the same Insured generally will not result in the recognition of gain or loss according to
Section 1035(a) of the IRC. Changing the Insured under a Policy will, however, not be treated as a tax-free exchange under Section 1035, but rather as a taxable exchange.

  Diversification Requirements. To comply with regulations under Section 817(h) of the IRC, each Portfolio of the Fund is required to diversify its investments. For details on these diversification requirements, see "What is the Federal Income Tax Status of the Fund" in the Fund's prospectus.

  The IRS has stated in published rulings that a variable contract owner will be considered the owner of separate account assets if the contract owner possessed incidents of ownership in those assets, such as the ability to exercise investment control over the assets. In those circumstances, income and gains from the separate account assets would be includable in the variable policy owner's gross income. The Treasury Department also announced, in connection with the issuance of regulations concerning diversification, that those regulations "do not provide guidance concerning the circumstances in which investor control of the investments of a segregated asset account may cause the investor [i.e., the Policy Owner], rather than the insurance company, to be treated as the owner of the assets in the account." This announcement also stated that guidance would be issued by way of regulations or rulings on the "extent to which policyholders may direct their investments to particular subaccounts without being treated as owners of the underlying assets." As of the date of this prospectus, no such guidance has been issued.

  The ownership rights under your Policy are similar to, but different in certain respects from, those described by the IRS in rulings in which it was determined that policy owners were not owners of separate account assets. For example, you have additional flexibility in allocating premium payments and Policy values. These differences could result in your being treated as the owner of your Policy's pro rata portion of the assets of the Separate Account. In addition, we do not know what standards will be set forth, if any, in the regulations or rulings which the Treasury Department has stated it expects to issue. We therefore reserve the right to modify the Policy, as deemed appropriate by us, to attempt to prevent you from being considered the owner of your Policy's pro rata share of the assets of the Separate Account. Moreover, in the event that regulations are adopted or rulings are issued, there can be no assurance that the Portfolio will be able to operate as currently described in the Prospectus, or that the Fund will not have to change any Portfolio's investment objective or investment policies.

  Tax Treatment of Policies. IRC Section 7702A defines a class of life insurance contracts referred to as "modified endowment contracts". Under this provision, the Policies are treated for tax purposes in one of two ways. Policies that are not classified as modified endowment contracts will be taxed conventional life insurance contracts, as described below. Taxation of pre-death distributions from Policies that are classified as modified endowment contracts and that are entered into on or after June 21, 1988 is somewhat different, as described below.

  A life insurance contract becomes a "modified endowment contract" if, at any time during the first seven contract years, the sum of actual premiums paid exceeds the sum of the "seven-pay premium." Generally, the "seven-pay premium" is the level annual premium that would be paid for each of the first seven years if a Policy Owner were to fully pay for the Policy in 7 years. For example, if the "seven-pay premiums" were $1,000, the maximum premiums that could be paid during the first seven years to avoid "modified endowment" treatment would be $1,000 in the first year; $2,000 through the first two years, and $3,000 through the first three years, etc. Under this test, a Pacific Select Choice Policy may or may not be a modified endowment contract, depending on the amount of premiums paid during each of the Policy's first seven contract years. Changes in the Policy, including changes in death benefits, may require "retesting" of a Policy to determine if it is to be classified as a modified endowment contract.

  Conventional Life Insurance Policies. If a Policy is not a modified endowment contract, upon full surrender or maturity of a Policy for its Net Cash Surrender Value, the excess, if any, of the Net Cash Surrender Value plus any outstanding Policy Debt over the cost basis under a Policy will be treated as ordinary income for federal income tax purposes. Such a Policy's cost basis will usually equal the premiums paid less any premiums previously recovered in Partial Withdrawals. Under Section 7702 of the IRC, if a Partial Withdrawal occurring within 15 years of the Policy Date is accompanied by a reduction in benefits under the Policy, special rules apply to determine whether part or all of the cash received is paid out of the income of the Policy and is taxable. Cash distributed to a Policy Owner on Partial Withdrawals occurring more than 15 years after the Policy Date will be taxable as ordinary income to the Policy Owner to the extent that it exceeds the cost basis under a Policy.

  We also believe that loans received under Policies that are not modified endowment contracts will be treated as indebtedness of the Owner for Federal income tax purposes, and that no part of any loan under the Policy will constitute income to the Owner unless the Policy is surrendered or upon maturity or lapse. However, if a loan is still outstanding when a Policy is surrendered or allowed to lapse, the borrowed amount becomes taxable at that time to the extent the Accumulated Value exceeds the Policy Owner's basis in the Policy, as if the borrowed amount was actually received at the time of surrender or lapse and used to pay off the loan.

  Consult with your tax advisor on whether interest paid (or accrued by an accrual basis taxpayer) on a Policy that is not a modified endowment contract may be deductible. Tax law provisions may limit the deduction of interest payable on loan proceeds that are used to purchase or carry certain life insurance policies.

  Modified Endowment Contracts. Pre-death distributions from modified endowment contracts may give rise to taxable income. Upon full surrender or maturity of the Policy, the Policy Owner would recognize ordinary income for federal income tax purposes equal to the amount by which the Net Cash Surrender Value plus Policy Debt exceeds the investment in the Policy (usually the premiums paid plus pre-death distributions that were taxable less any premiums previously recovered that were excludable from gross income). Upon Partial Withdrawals and Policy loans, the Policy Owner would recognize ordinary income to the extent allocable to income (which includes all previously non-taxed gains) on the Policy. The amount allocated to income is the amount by which the Accumulated Value of the Policy exceeds investment in the Policy immediately before the distribution. Under a tax law provision, if two or more policies which are classified as modified endowment contracts are purchased from any one insurance company, including Pacific Mutual, during any calendar year, all such policies will be aggregated for purposes of determining the portion of the pre-death distributions allocable to income on the policies and the portion allocable to investment in the policies.

  Amounts received under a modified endowment contract that are included in gross income are subject to an additional tax equal to 10% of the amount included in gross income, unless an exception applies. The 10% additional tax does not apply to any amount received: (i) when the taxpayer is at least 59 1/2 years old; (ii) which is attributable to the taxpayer becoming disabled; or (iii) which is part of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the taxpayer or the joint lives (or joint life expectancies) of the taxpayer and his or her beneficiaries.

  If a Policy was not originally a modified endowment contract but becomes one, under Treasury Department regulations which are yet to be prescribed, pre-death distributions received in anticipation of a failure of a Policy to meet the seven-pay premium test are to be treated as pre-death distributions from a modified endowment contract (and, therefore, are to be taxable as described above) even though, at the time of the distribution(s) the Policy was not yet a modified endowment contract. For this purpose, pursuant to the IRC, any distribution made within two years before the Policy is classified as a modified endowment contract shall be treated as being made in anticipation of the Policy's failing to meet the seven-pay premium test.

  It is unclear whether interest paid (or accrued by an accrual basis taxpayer) on Policy Debt with respect to a modified endowment contract constitutes interest for federal income tax purposes. Consult your tax advisor. Tax law provisions may limit the deduction of interest payable on Policy loans and on loans that are used to purchase or carry certain life insurance policies.

  Reasonableness Requirement for Charges. Another provision of the tax law deals with allowable charges for mortality costs and other expenses that are used in making calculations to determine whether a contract qualifies as life insurance for federal income tax purposes. For life insurance policies entered into on or after October 21, 1988, these calculations must be based upon reasonable mortality charges and other charges reasonably expected to be actually paid. The Treasury Department has issued proposed regulations and is expected to promulgate temporary or final regulations governing reasonableness standards for mortality charges. While we believe under IRS pronouncements currently in effect that the mortality costs and other expenses used in making calculations to determine whether the Policy qualifies as life insurance meet the current requirements, complete assurance cannot be given that the IRS would necessarily agree. It is possible that future regulations will contain standards that would require us to modify our mortality and other charges used for the purposes of the calculations in order to retain the qualification of the Policy as life insurance for federal income tax purposes, and we reserve the right to make any such modifications.

  Accelerated Living Benefits. An Accelerated Living Benefit Rider is available in connection with the Policy. Benefits under the Accelerated Living Benefit Rider may be taxable. The Internal Revenue Service has issued proposed regulations and is expected to issue final regulations in the near future under which accelerated living benefits that meet the requirements set forth in the regulations can be received without incurring a Federal income tax. The precise requirements which will be incorporated in the final regulations are not known.

  In some cases, there may be a question as to whether a life insurance policy that has an accelerated living benefit rider can meet certain technical aspects of the definition of "life insurance contract" under the Code. The IRS regulations mentioned above are expected to set forth the requirements under which a policy with an accelerated living benefit rider will be deemed to meet the definitional requirements of a life insurance contract. We reserve the right to (but are not obligated to) modify the Rider to conform with requirements under the final regulations. Owners considering adding an Accelerated Living Benefit Rider or exercising rights under that rider should first consult a qualified tax advisor.

  Other. Federal estate and gift and state and local estate, inheritance, and other tax consequences of ownership or receipt of Policy proceeds depend on the jurisdiction and the circumstances of each Owner or Beneficiary.

  For complete information on federal, state, local, and other tax considerations, a qualified tax adviser should be consulted.

  PACIFIC MUTUAL DOES NOT MAKE ANY GUARANTEE REGARDING THE TAX STATUS OF ANY POLICY.

CHARGE FOR PACIFIC MUTUAL INCOME TAXES

  A charge may be made for any federal income taxes incurred by us that are attributable to the Separate Account or to our operations with respect to the Policy. We will review the question of a charge to the Separate Account or the Policy for our federal income taxes periodically. Charges may become necessary if the tax treatment is ultimately determined to be other than what we currently believe it to be, if there are changes made in the federal income tax treatment of variable life insurance at the insurance company level, or if there is a change in our tax status.

  Under current laws, we may incur state and local taxes (in addition to premium taxes) in several states. At present, these taxes are not significant. If there is a material change in applicable state or local tax laws, we reserve the right to charge the Account for such taxes, if any, attributable to the Account.

VOTING OF FUND SHARES

  In accordance with its view of present applicable law, we will exercise voting rights attributable to the shares of each Portfolio of the Fund held in the Variable Accounts at any regular and special meetings of the shareholders of the Fund on matters requiring shareholder voting under the Investment Company Act of 1940. We will exercise these voting rights based on instructions received from persons having the voting interest in corresponding Variable Accounts of the Separate Account. However, if the Investment Company Act of 1940 or any regulations thereunder should be amended, or if the present interpretation thereof should change, and as a result we determine that it is permitted to vote the shares of the Fund in its own right, we may elect to do so.

  You are the person having the voting interest under a Policy. Unless otherwise required by applicable law, the number of votes as to which you will have the right to instruct will be determined by dividing your Accumulated Value in a Variable Account by the net asset value per share of the corresponding Portfolio of the Fund. Fractional votes will be counted. The number of votes as to which you will have the right to instruct will be determined as of the date coincident with the date established by the Fund for determining shareholders eligible to vote at the meeting of the Fund. If required by the Securities and Exchange Commission, we reserve the right to determine in a different fashion the voting rights attributable to the shares of the Fund based upon the instructions received from Policy Owners. Voting instructions may be cast in person or by proxy.

  Voting rights attributable to your Accumulated Value held in each Variable Account for which no timely voting instructions are received will be voted by us in the same proportion as the voting instructions which are received in a timely manner for all policies participating in that Variable Account. We will also exercise the voting rights from assets in each Variable Account which are not otherwise attributable to policy owners, if any, in the same proportion as the voting instructions which are received in a timely manner for all policies participating in that Variable Account. If we hold shares of a Portfolio in our General Account and/or if any of our non-insurance subsidiaries holds shares of a Portfolio, such shares will be voted in the same proportion as votes cast by the Separate Account and our other separate accounts, in the aggregate.

DISREGARD OF VOTING INSTRUCTIONS

  We may, when required by state insurance regulatory authorities, disregard voting instructions if the instructions require that voting rights be exercised so as to cause a change in the subclassification or investment objective of a Portfolio or to approve or disapprove an investment advisory contract. In addition, we may disregard voting instructions of changes initiated by Policy Owners in the investment policy or the investment adviser (or portfolio manager) of a Portfolio, provided that our disapproval of the change is reasonable and is based on a good faith determination that the change would be contrary to state law or otherwise inappropriate, considering the Portfolio's objectives and purpose, and considering the effect the change would have on Pacific Mutual. In the event we do disregard voting instructions, a summary of that action and the reasons for such action will be included in the next report to Policy Owners.

CONFIRMATION STATEMENTS AND REPORTS TO OWNERS

  A statement will be sent quarterly to you setting forth a summary of the transactions which occurred during the quarter and indicating the death benefit, Face Amount, Accumulated Value, Cash Surrender Value, and any Policy Debt. In addition, the statement will indicate the allocation of Accumulated Value among the Investment Options and any other information required by law. Confirmations will be sent out upon premium payments, transfers, loans, loan repayments, withdrawals, and surrenders. Confirmations of scheduled transactions under systematic withdrawals, dollar cost averaging, portfolio rebalancing, and monthly deductions will appear on your quarterly statements.

  You will also be sent an annual and a semiannual report containing financial statements for the Separate Account and the Fund, the latter of which will include a list of the portfolio securities of the Fund, as required by the Investment Company Act of 1940, and/or such other reports as may be required by federal securities laws.

SUBSTITUTION OF INVESTMENTS

  We reserve the right, subject to compliance with the law as then in effect, to make additions to, deletions from, or substitutions for the securities that are held by the Separate Account or any Variable Account or that the Separate Account or any Variable Account may purchase. If shares of any or all of the Portfolios of the Fund should no longer be available for investment, or if, in the judgment of our management, further investment in shares of any or all Portfolios of the Fund should become inappropriate in view of the purposes of the Policies, we may substitute shares of another Portfolio of the Fund or of a different fund for shares already purchased, or to be purchased in the future under the Policies.

  Where required, we will not substitute any shares attributable to your interest in a Variable Account or the Separate Account without notice, your approval, or prior approval of the Securities and Exchange Commission and without following the filing or other procedures established by applicable state insurance regulators.

  We also reserve the right to establish additional Variable Accounts, which may include additional subaccounts of the Separate Account to serve as allocation options under the Policies, which may be managed separate accounts or may invest in a new Portfolio of the Fund, or in shares of another investment company, a Portfolio thereof, or suitable investment vehicle, with a specified investment objective. New Variable Accounts may be established when, at our sole discretion, marketing needs or investment conditions warrant, and any new Variable Accounts will be made available to existing Policy Owners on a basis to be determined by us. We may also eliminate one or more Variable Accounts if, in our sole discretion, marketing, tax, or investment conditions so warrant. We may also terminate and liquidate any Variable Account.

  In the event of any such substitution or change, we may, by appropriate endorsement, make such changes in this and other policies as may be necessary or appropriate to reflect such substitution or change. If deemed by us to be in the best interests of persons having voting rights under the Policies, the Separate Account or any Variable Account may be operated as a management investment company under the Investment Company Act of 1940 or any other form permitted by law, may be deregistered under that Act in the event such registration is no longer required, or may be combined with other separate accounts of Pacific Mutual or an affiliate thereof. Subject to compliance with applicable law, we also may combine one or more Variable Accounts and may transfer the assets of any such entity to another Variable Account of Pacific Mutual or any affiliate thereof and may establish a committee, board, or other group to manage one or more aspects of the operation of any such entity.

CHANGES TO COMPLY WITH LAW

  We reserve the right to make any change without your consent to the provisions of the Policy to comply with, or give you the benefit of, any Federal or State statute, rule, or regulation, including but not limited to requirements for life insurance contracts under the Internal Revenue Code, under regulations of the United States Treasury Department or any state.

                               THE FIXED ACCOUNT

  You may allocate all or a portion of your net premium payments and transfer Accumulated Value to the Fixed Account. Amounts allocated to the Fixed Account become part of our General Account, which supports insurance and annuity obligations. Because of exemptive and exclusionary provisions, interests in the Fixed Account have not been registered under the Securities Act of 1933 and the Fixed Account has not been registered as an investment company under the Investment Company Act of 1940. Accordingly, neither the Fixed Account nor any interest therein is generally subject to the provisions of these Acts and, as a result, the staff of the Securities and Exchange Commission has not reviewed the disclosure in this prospectus relating to the Fixed Account. Disclosures regarding the Fixed Account may, however, be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in the prospectus. For more details regarding the Fixed Account, see the Policy itself.

GENERAL DESCRIPTION

  Amounts allocated to the Fixed Account become part of our General Account which consists of all assets owned by us other than those in the Separate Account and our other separate accounts. Subject to applicable law, we have sole discretion over the investment of the assets of our General Account.

  You may elect to allocate net premium payments to the Fixed Account, the Separate Account, or both. If you reside in a state that requires us to refund premiums to Policy Owners who return their Policies, net premiums will not be applied to the Fixed Account until after the Free-Look Transfer Date. Any net premium received during the Free-Look Period will be allocated to the Money Market Account until the Free-Look

Transfer Date. You may also transfer Accumulated Value from the Variable Accounts of the Separate Account to the Fixed Account, or from the Fixed Account to the Variable Accounts, subject to the limitations described below. We guarantee that the Accumulated Value in the Fixed Account will be credited with a minimum interest rate of .32737% per month, compounded monthly, for a minimum effective annual rate of 4%. Such interest will be paid regardless of the actual investment experience of the Fixed Account. In addition, we may at our sole discretion declare current interest in excess of the 4%, which will be guaranteed for one year. (The portion of your Accumulated Value that has been used to secure Policy Debt will be credited with an interest rate of
 .32737% per month, compounded monthly, for an effective annual rate of 4%.)

  We bear the full investment risk for the Accumulated Value allocated to the Fixed Account.

DEATH BENEFIT

  The death benefit under the Policy will be determined in the same fashion for an Owner who has Accumulated Value in the Fixed Account as for an Owner who has Accumulated Value in the Variable Accounts. See "Death Benefit," page 16.

POLICY CHARGES

  Policy charges will be the same whether you allocate net premiums or transfer Accumulated Value to the Fixed Account or allocate net premiums to the Variable Accounts. These charges consist of the premium load, including the sales load and state and local premium tax charge; the deductions from Accumulated Value, including the charges for the cost of insurance, administrative charge, mortality and expense risk charge, the charge for any optional insurance benefits added by rider, and the underwriting surrender charge. Any amounts that we pay for income taxes allocable to the Variable Accounts will not be charged against the Fixed Account. In addition, the investment advisory fee charged by the Fund, will not be paid directly or indirectly by you to the extent the Accumulated Value is allocated to the Fixed Account; however, to such extent, you will not participate in the investment experience of the Variable Accounts.

TRANSFERS, SURRENDERS, WITHDRAWALS, AND POLICY LOANS

  Amounts may be transferred from the Variable Accounts to the Fixed Account and from the Fixed Account to the Variable Accounts, subject to the following limitations. If you reside in a state that requires us to refund premiums to Policy Owners who return their Policies during the Free-Look Period, you may not make transfers until after the Free-Look Period. You may not make more than one transfer from the Fixed Account to the Variable Accounts in any 12-month period. Further, effective June 1, 1996, you may not transfer more than the greater of 25% of your Accumulated Value in the Fixed Account or $5,000 in any year. Until June 1, 1996, if you have $1,000 or more in the Fixed Account, you may not transfer more than 20% of such amount to the Variable Accounts in any year. Currently there is no charge imposed upon transfers; however, we reserve the right to assess such a charge in the future and to impose other limitations on the number of transfers, the amount of transfers, and the amount remaining in the Fixed Account or Variable Accounts after a transfer. Transfers from the Variable Accounts to the Fixed Account may be made in the Policy Month preceding a Policy Anniversary, except that Policy Owners residing in Maryland, Connecticut, and Pennsylvania may make such a transfer at any time during the first 18 Policy Months.

  You may also make full surrenders and Partial Withdrawals to the same extent as an Owner who has invested in the Variable Accounts. See "Surrender," page 21, and "Partial Withdrawal Benefit," page 22. You may borrow up to the greater of (1) 100% of Accumulated Value in the Fixed Account and 90% of Accumulated Value in the Variable Accounts less any underwriting surrender charge that would be imposed if the Policy were surrendered at the time of the loan, or (2) 100% of the product of (a X b/c - d) where (a) equals the Policy's Accumulated Value less any surrender charge that would be imposed if the Policy were surrendered on the date the loan is taken and less 12 times the current monthly deduction; (b) equals 1 plus the annual loan interest rate credited; (c) equals 1 plus the annual loan interest rate currently charged; and (d) equals any existing Policy Debt. See "Policy Loans," page 20. Transfers, surrenders, and withdrawals payable from the Fixed Account, and the payment of Policy loans allocated to the Fixed Account, may be delayed for up to six months.

                             MORE ABOUT THE POLICY

OWNERSHIP

  The Policy Owner is the individual named as such in the application or in any later change shown in our records. While the Insured is living, the Policy Owner alone has the right to receive all benefits and exercise all rights that the Policy grants or we allow.

  Joint Owners. If more than one person is named as Policy Owner, they are joint owners. Any Policy transaction requires the signature of all persons named jointly. Unless otherwise provided, if a joint owner dies, ownership passes to the surviving joint owner(s). When the last joint owner dies, ownership passes through that person's estate, unless otherwise provided.

BENEFICIARY

  The Beneficiary is the individual named as such in the application or any later change shown in our records. You may change the Beneficiary at any time during the life of the Insured by written request on forms provided by us, which must be received by us at our Home Office. The change will be effective as of the date this form is signed. Contingent and/or concurrent Beneficiaries may be designated. You may designate a permanent Beneficiary, whose rights under the Policy cannot be changed without his or her consent. Unless otherwise provided, if no designated Beneficiary is living upon the death of the Insured, you are or your estate is the Beneficiary.

  We will pay the death benefit proceeds to the Beneficiary. Unless otherwise provided, in order to receive proceeds at the Insured's death, the Beneficiary must be living at the time of the Insured's death.

THE CONTRACT

  This Policy is a contract between the Owner and Pacific Mutual. The entire contract consists of the Policy, a copy of the initial application, all subsequent applications to change the Policy, any endorsements, all Riders, and all additional Policy information sections (specification pages) added to the Policy.

PAYMENTS

  We ordinarily will pay death benefit proceeds, Net Cash Surrender Value on surrender, Partial Withdrawals, and loan proceeds based on allocations made to the Variable Accounts, and will effect a transfer between Variable Accounts or from a Variable Account to the Fixed Account within seven days after we receive all the information needed to process a payment or, if sooner, other period required by law.

  However, we can postpone the calculation or payment of such a payment or transfer of amounts based on investment performance of the Variable Accounts if:

  . The New York Stock Exchange is closed on other than customary weekend and holiday closing or trading on the New York Stock Exchange is restricted as determined by the SEC; or

  . An emergency exists, as determined by the SEC, as a result of which disposal of securities is not reasonably practicable or it is not reasonably practicable to determine the value of the Account's net assets; or

  . The SEC by order permits postponement for the protection of Policy
    Owners.

ASSIGNMENT

  You may assign a Policy as collateral security for a loan or other obligation. No assignment will bind us unless the original, or a copy, is received at our Home Office, and will be effective only when recorded by us. An assignment does not change the ownership of the Policy. However, after an assignment, the rights of any Owner or Beneficiary will be subject to the assignment. The entire Policy, including any attached payment option or Rider, will be subject to the assignment. We will rely solely on the assignee's statement as to the amount of the assignee's interest. We will not be responsible for the validity of any assignment. Unless otherwise provided, the assignee may exercise all rights this Policy grants except (a) the right to change the Policy Owner or Beneficiary; and (b) the right to elect a payment option. Assignment of a Policy that is a modified endowment contract may generate taxable income. (See "Federal Income Tax Considerations," page 28.)

ERRORS ON THE APPLICATION

  If the Age or sex of the Insured has been misstated, the death benefit under your Policy will be the greater of that which would be purchased by the most recent cost of insurance charge at the correct Age and sex, or the death benefit derived by multiplying Accumulated Value by the death benefit percentage for the correct Age and sex. If the Insured's Age or sex is misstated in the application, the Accumulated Value will be modified by recalculating all prior cost of insurance charges and other monthly deductions based on the correct Age and sex. If unisex cost of insurance rates apply, no adjustment will be made for a misstatement of sex. See "Cost of Insurance," page 26.

INCONTESTABILITY

  We may contest the validity of your Policy if any material misstatements are made in the application. However, your Policy will be incontestable after the expiration of the following: the Face Amount cannot be contested after your Policy has been in force during the Insured's lifetime for two years from the Policy Date; and if the Insured is changed, your Policy cannot be contested after it has been in force during the new Insured's lifetime for two years from the effective date of the exchange.

PAYMENT IN CASE OF SUICIDE

  If the Insured dies by suicide, while sane or insane, within two years from the Policy Date, we will limit the death benefit proceeds to the premium payments less any withdrawal amounts, any Policy Debt and any dividends paid in cash by Pacific Mutual. If the Insured has been changed and the new Insured dies by suicide, while sane or insane, within two years of the exchange date, the death benefit proceeds will be limited to the Net Cash Surrender Value as of the exchange date, plus the premiums paid since the exchange date, less the sum of any increases in Debt, withdrawal amounts, and any dividends paid in cash by Pacific Mutual since the exchange date.

PARTICIPATING

  The Policy is participating and may share in our surplus earnings. However, the current dividend scale is zero and we do not anticipate that dividends will be paid. Any dividends that do become payable will be paid in cash.

POLICY ILLUSTRATIONS

  Upon request, we will send you an illustration of future benefits under the Policy based on both guaranteed and current cost factor assumptions. However, we reserve the right to charge a fee for requests for illustrations in excess of one per Policy Year.

PAYMENT PLAN

  Maturity, surrender, or withdrawal benefits may be used to purchase a payment plan providing monthly income for the lifetime of the Insured, and death benefit proceeds may be used to purchase a payment plan providing monthly income for the lifetime of the Beneficiary. The monthly payments consisting of proceeds plus interest will be paid in equal installments for at least ten years. The purchase rates for the payment plan are guaranteed not to exceed those shown in the Policy, but current rates that are lower (i.e., providing greater income) may be established by us from time to time. This benefit is not available if the income would be less than $25 a month. Maturity, surrender, or withdrawal benefits or death benefit proceeds may be used to purchase any other payment plan that we make available at that time.

OPTIONAL INSURANCE BENEFITS

  At the time you complete the application for a Policy and subject to certain requirements, you may elect to add one or more Riders to the Policy as optional insurance benefits (subject to approval of state insurance authorities). These optional benefits are: additional insurance coverage for the accidental death of the Insured (Accidental Death Rider); term insurance on the Insured's children (Children's Term Rider); annual renewal term insurance on the Insured or any member of his or her immediate family (Annual Renewable Term Rider); added protection benefit on the Insured (Added Protection Benefit Rider); the right to purchase additional insurance on the Insured's life on certain specified dates without proof of insurability (Guaranteed Insurability Rider); additional protection in the event of a disability (Waiver of Charges Rider); or early payment of coverage if the Insured is diagnosed with a terminal illness (Accelerated Living Benefit Rider). The cost of any additional insurance benefits will be deducted as part of the monthly deduction against Accumulated Value or as otherwise specified in the rider and/or Policy. See "Charges and Deductions," page 25. The amounts of these benefits are fully guaranteed at issue. Certain restrictions may apply and are described in the applicable rider. Under certain circumstances, a Policy can be combined with an added protection benefit rider to result in a combined coverage amount (face amount) equal to the same Face Amount that could be acquired under a single Policy. For a given Insured, combining a Policy and a rider may result in a sales load and underwriting surrender charge for the Policy that is lower than the single Policy providing the same Face Amount. An insurance agent authorized to sell the Policy can describe these extra benefits further. Samples of the provisions are available from Pacific Mutual upon written request.

LIFE INSURANCE RETIREMENT PLANS

  Any Policy Owners or applicants who wish to consider using the Policy as a funding vehicle for (non-qualified) retirement plans may obtain additional information from Pacific Mutual. An Owner could pay premiums under a Policy for a number of years, and upon retirement, could utilize a Policy's loan and partial withdrawal features to provide retirement income for a period of time.

  Ledger illustrations are available upon request that portray how the Policy can be used as a funding mechanism for (non-qualified) retirement plans, referred to herein as "life insurance retirement plans," for individuals. Ledger illustrations provided upon request show the effect on Accumulated Value, Net Cash Surrender Value, and the net death benefit of premiums paid under a Policy and partial withdrawals and loans taken for retirement income, or reflecting allocation of premiums to specified Variable Accounts. This information will be portrayed at hypothetical rates of return that are requested. Charts and graphs presenting the results of the ledger illustrations or a comparison of retirement strategies will also be furnished upon request. Any graphic presentations and retirement strategy charts must be accompanied by a corresponding ledger illustration; ledger illustrations must always include or be accompanied by comparable information that is based on guaranteed cost of insurance rates and that presents a hypothetical gross rate of return of 0%. Retirement illustrations will not be furnished with a hypothetical gross rate of return in excess of 12%.

  The hypothetical rates of return in ledger illustrations are illustrative only and should not be interpreted as a representation of past or future investment results. Policy values and benefits shown in the ledger illustrations would be different if the gross annual investment rates of return were different from the hypothetical rates portrayed, if premiums were not paid when due, and loan interest was paid when due. Withdrawals or loans may have an adverse effect on Policy benefits.

RISKS OF LIFE INSURANCE RETIREMENT PLANS

  Using the Policy as a funding vehicle for a life insurance retirement plan presents several risks, including the risk that if the Policy is insufficiently funded in relation to the income stream from the Policy, the Policy can lapse prematurely and result in significant income tax liability to the Owner in the year in which the lapse occurs. Other risks associated with borrowing from the Policy also apply. Loans will be automatically repaid from the gross death benefit at the death of the Insured, resulting in the estimated payment to the Beneficiary of the net death benefit, which will be less than the gross death benefit and may be less than the Face Amount. Upon surrender or maturity, the loan will be automatically repaid, resulting in the payment to you of the Net Surrender Value. Similarly, upon lapse, the loan will be automatically repaid. The automatic repayment of the loan upon maturity, lapse, or surrender will cause the recognition of taxable income to the extent that Net Surrender Value plus the amount of the repaid loan exceeds your basis in the Policy. Thus, under certain circumstances, maturity, surrender, or lapse of the Policy could result in tax liability to the Owner. In addition, to reinstate a lapsed Policy, you would be required to make certain payments as described under "Reinstatement," page 24. Thus, you should be careful to fashion a retirement plan so that the Policy will not lapse prematurely under various market scenarios as a result of withdrawals and loans taken from the Policy.

  Your Policy will lapse if your Accumulated Value less Policy Debt is insufficient to cover the current monthly deduction on any Monthly Payment Date, and a Grace Period expires without your sufficient payment. To avoid lapse of your Policy, it is important to fashion a payment stream that does not leave your Policy with insufficient Accumulated Value. Determinations as to the amount to withdraw or borrow each year warrant careful consideration. Careful consideration should also be given to any assumptions respecting the hypothetical rate of return, to the duration of withdrawals and loans, and to the amount of Accumulated Value that should remain in your Policy upon its maturity. Poor investment performance can contribute to the risk that your Policy may lapse. In addition, the cost of insurance generally increases with the Age of the Insured, which can further erode existing Accumulated Value and contribute to the risk of lapse.

  Further, interest on a Policy loan is due to Pacific Mutual for any Policy Year on the Policy Anniversary. If this interest is not paid when due, it is added to the amount of the outstanding Policy Debt, and interest will begin accruing thereon from that date. This can have a compounding effect, and to the extent that the outstanding loan balance exceeds your basis in the Policy, the amounts attributable to interest due on the loans can add to your federal (and possibly state) income tax liability.

  You should consult with your financial advisers in designing a private retirement plan that is suitable. Further, you should continue to monitor the Accumulated Value net of loans remaining in a Policy to assure that it is sufficiently funded to continue to support the desired income stream and so that it will not lapse. In this regard, you should consult your periodic statements to determine the amount of their remaining Accumulated Value minus the outstanding loan balance. Illustrations showing the effect of charges under the Policy upon existing Accumulated Value or the effect of future withdrawals or loans upon the Policy's Accumulated Value and death benefit are available from your agent. Consideration should be given periodically to whether the Policy is sufficiently funded so that it will not lapse prematurely.

  Because of the potential risks associated with borrowing from a Policy, use of the Policy in connection with a life insurance retirement plan may not be suitable for all Policy Owners. These risks should be carefully considered before borrowing from the Policy to provide an income stream, such as in the case of a private retirement plan.

DISTRIBUTION OF THE POLICY

  Pacific Mutual Distributors, Inc. ("PMD") is principal underwriter (distributor) of the Policies. PMD is registered as a broker-dealer with the SEC and is a member of the National Association of Securities Dealers ("NASD"). Pacific Mutual pays PMD for acting as principal underwriter under a Distribution Agreement. PMD is a wholly-owned subsidiary of Pacific Mutual.

  Pacific Mutual and PMD have sales agreements with various broker-dealers under which the Policy will be sold by registered representatives of the broker-dealers. The registered representatives are required to be authorized under applicable state regulations to sell variable life insurance. The broker-dealers are required to be registered with the SEC and members of the NASD. We pay compensation directly to broker-dealers for promotions and sales of the Policy. The compensation payable to a broker-dealer for sales of the Policy may vary with the Sales Agreement, but is not expected to exceed 50% of the first Target Premium paid, 10% of the second and third Target Premiums paid, 4% of premiums paid on the fourth through tenth Target Premiums, and 2% thereafter. There is a 40% bonus on the third Target Premium paid, first payable at the beginning of the third Policy Year. In addition, we may also pay override payments, expense allowances, bonuses, wholesaler fees, and training allowances. Registered representatives earn commissions from the broker-dealers with whom they are affiliated for selling our Policies. Compensation arrangements vary among broker-dealers. In addition, registered representatives who meet specified production levels may qualify, under sales incentive programs adopted by us, to receive non-cash compensation such as expense-paid trips, expense-paid educational seminars and merchandise. We make no separate deductions, other than as previously described, from premiums to pay sales commissions or sales expenses.

                           MORE ABOUT PACIFIC MUTUAL

MANAGEMENT

  The directors and officers of Pacific Mutual are listed below together with information as to their principal occupations during the past five years and certain other current affiliations. Unless otherwise indicated, the business address of each director and officer is c/o Pacific Mutual Life Insurance Company, 700 Newport Center Drive, Newport Beach, California 92660.

       NAME AND POSITION                    PRINCIPAL OCCUPATION LAST FIVE YEARS
       -----------------                    ------------------------------------
Thomas C. Sutton                Director, Chairman of the Board and Chief Executive Officer
Director, Chairman of            of Pacific Mutual; Equity Board Member of PIMCO Advisors
the Board and                    L.P.; Director of Pacific Corinthian Life Insurance
Chief Executive Officer          Company; similar positions with other subsidiaries of
                                 Pacific Mutual; Director of: Newhall Land & Farming; The
                                 Irvine Company; The Edison Company.

Glenn S. Schafer                Director and President of Pacific Mutual, January 1995 to
Director and President           present; Executive Vice President and Chief Financial
                                 Officer of Pacific Mutual, March 1991 to January 1995;
                                 Equity Board Member of PIMCO Advisors L.P.; Director of
                                 Pacific Corinthian Life Insurance Company; similar
                                 positions with other subsidiaries of Pacific Mutual.

Harry G. Bubb                   Director and Chairman Emeritus of Pacific Mutual.
Director and
Chairman Emeritus

Richard M. Ferry                Director of Pacific Mutual; President, Director and Chairman
Director                         of Korn/Ferry International; Director of: Avery Dennison
                                 Corporation; ConAm Management; First Business Bank; North-
                                 western Restaurants, Inc.; Dole Food Co. Address: 1800 Cen-
                                 tury Park East, Suite 900, Los Angeles, California 90067.

Donald E. Guinn                 Director of Pacific Mutual; Chairman Emeritus and Director
Director                         of Pacific Telesis Group; Director of: The Dial Corp.; Bank
                                 of America NT&SA; BankAmerica Corporation. Address: Pacific
                                 Telesis Center, 130 Kearny Street, Room 3719, San
                                 Francisco, California 94108-4818.

Ignacio E. Lozano, Jr.          Director of Pacific Mutual; Chairman and Editor-in-Chief of
Director                         La Opinion; Director of: BankAmerica Corporation; Bank of
                                 America NT&SA; Pacific Enterprises; The Walt Disney
                                 Company. Address: 411 West Fifth Street, 12th Floor, Los
                                 Angeles, California 90013.

Charles A. Lynch                Director of Pacific Mutual; Chairman and Chief Executive
Director                         Officer of Fresh Choice, Inc.; Director of: Nordstrom,
                                 Inc.; PST Vans, Inc.; SRI International, Inc; Age Wave;
                                 Artmaster, Inc.; Bojangles Acquisition Corp.; Cucina
                                 Holdings, Inc.; Dakin, Inc.; Greyhound Lines, Inc.; Krh'
                                 Thermal Systems; La Salsa Restaurants; Mid Peninsula Bank;
                                 Syntex Corporation; Former Chairman of Market Value
                                 Partners Company. Address: 2901 Tasman Drive, Suite 109,
                                 Santa Clara, California
                                 95054-1169.

Dr. Allen W. Mathies, Jr.       Director of Pacific Mutual; Director, President Emeritus of
Director                         Huntington Memorial Hospital; Director of Occidental
                                 College; Former President and Chief Executive Officer of
                                 Huntington Memorial Hospital. Address: 100 W. California
                                 Blvd., Pasadena, California 91109-7013.

Charles D. Miller               Director of Pacific Mutual; Director, Chairman and Chief Ex-
Director                         ecutive Officer of Avery Dennison Corporation; Director of: Great
                                 Western Financial Corporation; Nationwide Health Proper-
                                 ties, Inc.; Southern California Edison Company. Address:
                                 150 N. Orange Grove Boulevard, Pasadena, California 91103.

       NAME AND POSITION                    PRINCIPAL OCCUPATION LAST FIVE YEARS
       -----------------                    ------------------------------------
Donn B. Miller                  Director of Pacific Mutual; President and Chief Executive
Director                         Officer and Director of Pearson-Sibert Oil Co. of Texas;
                                 Director of: the Irvine Company; Automobile Club of
                                 Southern California; St. John's Hospital & Health Center
                                 Foundation; Former Senior Partner with the law firm of
                                 O'Melveny & Meyers. Address: 136 El Camino, Suite 216,
                                 Beverly Hills, California 90212.

Jacqueline C. Morby             Director of Pacific Mutual, February 28, 1996 to present;
Director                         Managing Director, TA Associates, Inc., Director of Axent
                                 Technologies Inc. Address: High Street Tower, Suite 2500,
                                 125 High Street, Boston, Massachusetts 02110.

J. Fernando Niebla              Director of Pacific Mutual, May 1995 to present; Director,
Director                         Chairman and Chief Executive Officer of Infotec
                                 Development, Inc.; Director of: Bank of California; Defense
                                 Policy Advisory Commission on Trade; California Commission
                                 on Science and Technology; Center for Occupational Research
                                 and Development. Address: 3611 South Harbor Boulevard,
                                 Suite 260, Santa Ana, CA 92704.

Susan Westerberg Prager         Director of Pacific Mutual; Dean of the UCLA School of Law
Director                         at the University of California at Los Angeles; Director of
                                 Lucille Salter Packard Children's Hospital of Stanford. Ad-
                                 dress: 405 Hilgard Avenue, Room 3374, Los Angeles, Califor-
                                 nia 90095-1476.

Richard M. Rosenberg            Director of Pacific Mutual, November 1995 to present; Chair-
Director                         man and Chief Executive Officer of BankAmerica Corporation;
                                 Bank of America NT&SA; Director of: Airborne Express Corpo-
                                 ration; Northrop Grumman Corporation; Potlatch Corporation;
                                 Pacific Telesis Group.
                                 Address: 555 California Street, 40th Floor, San Francisco,
                                 California 94107.

James R. Ukropina               Director of Pacific Mutual; Partner with the law firm of
Director                         O'Melveny & Meyers; Former Chairman and Chief Executive
                                 Officer of Pacific Enterprises; Director of Lockheed
                                 Corporation; Trustee of Stanford University. Address:
                                 400 S. Hope Street, 16th Floor, Los Angeles, California
                                 90071-2899.

Raymond L. Watson               Director of Pacific Mutual; Vice Chairman and Director of
Director                         The Irvine Company; Director of: The Walt Disney Company;
                                 The Mitchell Energy and Development Company. Address: 550
                                 Newport Center Drive, 9th Floor, Newport Beach, California
                                 92660.

Lynn C. Miller                  Executive Vice President, Individual Insurance, of Pacific
Executive Vice President         Mutual, January 1995 to present; Sr. Vice President,
                                 Individual Insurance of Pacific Mutual 1989 to 1995.

David R. Carmichael             Senior Vice President and General Counsel of Pacific Mutual,
Senior Vice President            April 1992 to present; Vice President and Investment Coun-
and General Counsel              sel of Pacific Mutual, April 1989 to April 1992; Director
                                 of: Pacific Corinthian Life Insurance Company; PM Group
                                 Life Insurance Company; Association of
                                 California Life Insurance Companies.

       NAME AND POSITION                    PRINCIPAL OCCUPATION LAST FIVE YEARS
       -----------------                    ------------------------------------
Marilee Roller                  Senior Vice President, Corporate Finance and Administration
Senior Vice President            of Pacific Mutual, January 1995 to present; President and
                                 Chief Operating Officer of Pacific Corinthian Life
                                 Insurance Company, 1992 to present; Vice President of
                                 Pacific Mutual, 1994 and 1995; Vice President and
                                 Controller of Pacific Mutual, 1990 to 1992; similar
                                 positions with other subsidiaries of Pacific Mutual.

Audrey L. Milfs                 Vice President and Corporate Secretary of Pacific Mutual;
Vice President                   similar positions with other subsidiaries of Pacific
and Corporate Secretary          Mutual.

Edward R. Byrd                  Vice President and Controller of Pacific Mutual, June 1992
Vice President and Controller    to present; Vice President, Corporate Audit and Financial
                                 Planning of Pacific Mutual, November 1991 to June 1992;
                                 Assistant Vice President, Corporate Audit of Pacific
                                 Mutual, May 1990 to November 1991.

Khanh T. Tran                   Vice President and Treasurer of Pacific Mutual, November
Vice President and Treasurer     1991 to present; Assistant Vice President and Treasurer of
                                 Pacific Mutual, September 1990 to November 1991; Treasurer
                                 to other subsidiaries of Pacific Mutual.

  No officer or director listed above receives any compensation from the Separate Account. No separately allocable compensation has been paid by Pacific Mutual or any of its affiliates to any person listed for services rendered to the Account.

STATE REGULATION

  We are subject to the laws of the state of California governing insurance companies and to regulation by the Commissioner of Insurance of California. In addition, we are subject to the insurance laws and regulations of the other states and jurisdictions in which we are licensed or may become licensed to operate. An annual statement in a prescribed form must be filed with the Commissioner of Insurance of California and with regulatory authorities of other states on or before March 1st in each year. This statement covers our operation for the preceding year and our financial condition as of December 31st of that year. Our affairs are subject to review and examination at any time by the Commissioner of Insurance or his agents, and subject to full examination of our operations at periodic intervals.

TELEPHONE TRANSFER AND LOAN PRIVILEGES

  You may request a transfer of Accumulated Value or a Policy loan by telephone if a properly completed Authorization for Telephone Requests ("Telephone Authorization") has been filed at our Home Office. All or part of any telephone conversation with respect to transfer or loan instructions may be recorded by us. Telephone instructions received by us by 1:00 P.M. Pacific time, or the close of the New York Stock Exchange, if earlier, on any Valuation Date will be effected as of the end of that Valuation Date in accordance with your instructions, subject to the limitation of transfers before the Free-Look Transfer Date. We reserve the right to deny any telephone transfer or loan request. If all telephone lines are busy (which might occur, for example, during periods of substantial market fluctuations), you might not be able to request transfers and loans by telephone and would have to submit written requests.

  We have established procedures to confirm that instructions communicated by telephone are genuine. Under the procedures, any person requesting a transfer by telephone must provide certain personal identification as requested by us, and we will send a written confirmation of all transfers requested by telephone within 7 days of the transfer. Upon your submission of a Telephone Authorization, you authorize us to accept and act upon telephonic instructions for transfers or loans involving your Policy, and agree that neither Pacific Mutual, any of our affiliates, Pacific Select Fund, nor any of their directors, trustees, officers, employees or agents, will be liable for any loss, damages, cost, or expense (including attorney's fees) arising out of any requests effected in accordance with the Telephone Authorization and believed by us to be genuine, provided that we have complied with our procedures. As a result of this policy on telephonic requests, you will bear the risk of loss arising from the telephone transfer and loan privileges.

LEGAL PROCEEDINGS

  There are no legal proceedings pending to which the Separate Account is a party, or which would materially affect the Separate Account.

LEGAL MATTERS

  Legal matters in connection with the issue and sale of the Policies described in this Prospectus and the organization of Pacific Mutual, our authority to issue the Policies under California law, and the validity of the forms of the Policies under California law have been passed on by our General Counsel.

  Legal matters relating to the federal securities and federal income tax laws have been passed upon by Dechert Price & Rhoads.

REGISTRATION STATEMENT

  A Registration Statement under the Securities Act of 1933 has been filed with the SEC relating to the offering described in this Prospectus. This Prospectus does not include all of the information set forth in the Registration Statement, as portions have been omitted pursuant to the rules and regulations of the SEC. The omitted information may be obtained at the SEC's principal office in Washington, D.C., upon payment of the SEC's prescribed fees.

INDEPENDENT ACCOUNTANTS

  The audited financial statements for the Separate Account and for Pacific Mutual included in this Prospectus and in the Registration Statement have been audited by Deloitte & Touche LLP, independent certified public accountants, as indicated in their report hereon, and are included in reliance upon the authority of said firm as experts in accounting and auditing.

FINANCIAL STATEMENTS

  The audited financial statements for the Separate Account as of December 31, 1995 and for the years ended December 31, 1995 and 1994 are set forth herein, starting on page 44. The audited financial statements of Pacific Mutual as of and for the years ended December 1995 and 1994 are set forth herein starting on page 51.

  The financial statements of the Separate Account and Pacific Mutual have been audited by Deloitte & Touche LLP. The financial statements of Pacific Mutual should be distinguished from the financial statements of the Separate Account and should be considered only as bearing upon our ability to meet our obligations under the Policies.

                          INDEPENDENT AUDITORS' REPORT

The Board of Directors
Pacific Mutual Life Insurance Company


We have audited the accompanying statements of assets and liabilities of the Pacific Select Exec Separate Account (comprised of the Money Market, Managed Bond, Government Securities, High Yield Bond, Growth, Equity Income, Multi-Strategy, International, Equity Index, and Growth LT Variable Accounts) as of December 31, 1995 and the related statements of operations for the year then ended and statements of changes in net assets for each of the two years ended December 31, 1995 and 1994. These financial statements are the responsibility of the Separate Account's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the respective Variable Accounts constituting the Pacific Select Exec Separate Account as of
December 31, 1995 and the results of their operations for the year then ended and the changes in their net assets for each of the two years then ended, in conformity with generally accepted accounting principles.



DELOITTE & TOUCHE LLP

Costa Mesa, California
February 16, 1996

PACIFIC SELECT EXEC SEPARATE ACCOUNT
STATEMENTS OF ASSETS & LIABILITIES
DECEMBER 31, 1995
(In thousands)

                                                                                                             High
                                                                   Money        Managed      Government      Yield
                                                                   Market         Bond       Securities      Bond          Growth
                                                                  Variable      Variable      Variable      Variable      Variable
                                                                  Account       Account       Account       Account       Account
                                                                 ---------     ---------     ---------     ---------     ---------
ASSETS

Investments in Pacific Select Fund:
  Money Market Portfolio (2,301 shares; cost $23,106) ...........$ 23,045
  Managed Bond Portfolio (4,265 shares; cost $45,342) ...........              $ 47,343
  Government Securities Portfolio (581 shares; cost $5,877) .....                            $  6,299
  High Yield Bond Portfolio (1,479 shares; cost $13,881) ........                                          $ 14,474
  Growth Portfolio (4,719 shares; cost $78,927) .................                                                        $ 87,624
  Equity Income Portfolio (2,731 shares; cost $43,643) ..........
  Multi-Strategy Portfolio (3,822 shares; cost $48,796) .........
  International Portfolio (4,354 shares; cost $54,916) ..........
  Equity Index Portfolio (3,592 shares; cost $51,564) ...........
  Growth LT Portfolio (3,810 shares; cost $49,540) ..............

Receivables:
  Due from Pacific Mutual Life Insurance Company ................     223           387                         144            75
                                                                 --------      --------      --------      --------      --------
TOTAL ASSETS ....................................................  23,268        47,730         6,299        14,618        87,699

                                                                 --------      --------      --------      --------      --------

LIABILITIES
Payables:
  Due to Pacific Mutual Life Insurance Company ..................                                  30
  Fund shares purchased .........................................      90            40             5            27           180
                                                                 --------      --------      --------      --------      --------
TOTAL LIABILITIES ...............................................      90            40            35            27           180
                                                                 --------      --------      --------      --------      --------

NET ASSETS ......................................................$ 23,178      $ 47,690      $  6,264      $ 14,591      $ 87,519
                                                                 ========      ========      ========      ========      ========
                                                                  Equity         Multi-        Inter-        Equity        Growth
                                                                  Income        Strategy      national       Index           LT
                                                                  Variable      Variable      Variable      Variable      Variable
                                                                  Account       Account       Account       Account       Account
                                                                 ---------     ---------     ---------     ---------     ---------
ASSETS

Investments in Pacific Select Fund:
  Money Market Portfolio (2,301 shares; cost $23,106) ...........
  Managed Bond Portfolio (4,265 shares; cost $45,342) ...........
  Government Securities Portfolio (581 shares; cost $5,877) .....
  High Yield Bond Portfolio (1,479 shares; cost $13,881) ........
  Growth Portfolio (4,719 shares; cost $78,927) .................
  Equity Income Portfolio (2,731 shares; cost $43,643) ..........$ 49,717
  Multi-Strategy Portfolio (3,822 shares; cost $48,796) .........              $ 54,269
  International Portfolio (4,354 shares; cost $54,916) ..........                            $ 56,325
  Equity Index Portfolio (3,592 shares; cost $51,564) ...........                                          $ 62,687
  Growth LT Portfolio (3,810 shares; cost $49,540) ..............                                                        $ 53,801

Receivables:
  Due from Pacific Mutual Life Insurance Company ................     117           696           196           166           198
                                                                 --------      --------      --------      --------      --------
TOTAL ASSETS ....................................................  49,834        54,965        56,521        62,853        53,999
                                                                 --------      --------      --------      --------      --------

LIABILITIES
Payables:
  Due to Pacific Mutual Life Insurance Company ..................
  Fund shares purchased .........................................     118           659            94           178           240
                                                                 --------      --------      --------      --------      --------
TOTAL LIABILITIES ...............................................     118           659            94           178           240
                                                                 --------      --------      --------      --------      --------

NET ASSETS                                                       $ 49,716      $ 54,306      $ 56,427      $ 62,675      $ 53,759
                                                                 ========      ========      ========      ========      ========

See Notes to Financial Statements.

PACIFIC SELECT EXEC SEPARATE ACCOUNT
STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 1995
(In thousands)

                                                                                                        High
                                                              Money        Managed      Government      Yield
                                                              Market        Bond        Securities      Bond         Growth
                                                             Variable      Variable      Variable      Variable      Variable
                                                             Account       Account       Account       Account       Account
                                                            ---------     ---------     ---------     ---------     ---------
INVESTMENT INCOME
 Dividends................................................  $ 1,418       $ 2,208       $   294       $   944       $   656
                                                            -------       -------       -------       -------       -------
NET INVESTMENT INCOME.....................................    1,418         2,208           294           944           656
                                                            -------       -------       -------       -------       -------

REALIZED AND UNREALIZED GAIN (LOSS)
 ON INVESTMENTS
 Net realized gain (loss) from security transactions......       31          (141)          (41)          (92)       (1,046)
 Net unrealized appreciation on investments...............       65         4,063           624         1,042        16,423
                                                            -------       -------       -------       -------       -------
NET REALIZED AND UNREALIZED GAIN
 ON INVESTMENTS...........................................       96         3,922           583           950        15,377
                                                            -------       -------       -------       -------       -------

NET INCREASE IN NET ASSETS
 RESULTING FROM OPERATIONS................................  $ 1,514       $ 6,130       $   877       $ 1,894       $16,033
                                                            =======       =======       =======       =======       =======
                                                              Equity        Multi-        Inter-        Equity        Growth
                                                              Income       Strategy      national       Index           LT
                                                             Variable      Variable      Variable      Variable      Variable
                                                             Account       Account       Account       Account       Account
                                                            ---------     ---------     ---------     ---------     ---------
INVESTMENT INCOME
 Dividends................................................  $   577       $ 1,401       $ 1,070       $ 1,015       $ 3,592
                                                            -------       -------       -------       -------       -------
NET INVESTMENT INCOME.....................................      577         1,401         1,070         1,015         3,592
                                                            -------       -------       -------       -------       -------

REALIZED AND UNREALIZED GAIN (LOSS)
 ON INVESTMENTS
 Net realized gain (loss) from security transactions......      785            71           574         2,069         1,225
 Net unrealized appreciation on investments...............    7,737         7,406         2,646        10,698         3,892
                                                            -------       -------       -------       -------       -------
NET REALIZED AND UNREALIZED GAIN
 ON INVESTMENTS...........................................    8,522         7,477         3,220        12,767         5,117
                                                            -------       -------       -------       -------       -------

NET INCREASE IN NET ASSETS
 RESULTING FROM OPERATIONS................................  $ 9,099       $ 8,878       $ 4,290       $13,782       $ 8,709
                                                            =======       =======       =======       =======       =======

See Notes to Financial Statements.

PACIFIC SELECT EXEC SEPARATE ACCOUNT
STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEAR ENDED DECEMBER 31, 1995
(In thousands)


                                                                                                             High
                                                                   Money        Managed      Government      Yield
                                                                   Market        Bond        Securities      Bond          Growth
                                                                  Variable      Variable      Variable      Variable      Variable
                                                                  Account       Account       Account       Account       Account
                                                                 ---------     ---------     ---------     ---------     ---------
INCREASE (DECREASE) IN NET ASSETS
  FROM OPERATIONS
  Net investment income........................................  $  1,418      $  2,208      $    294      $    944      $    656
  Net realized gain (loss) from security transactions..........        31          (141)          (41)          (92)       (1,046)
  Net unrealized appreciation on investments...................        65         4,063           624         1,042        16,423
                                                                 --------      --------      --------      --------      --------
NET INCREASE IN NET ASSETS
  RESULTING FROM OPERATIONS....................................     1,514         6,130           877         1,894        16,033
                                                                 --------      --------      --------      --------      --------

INCREASE (DECREASE) IN NET ASSETS FROM
  POLICY TRANSACTIONS
  Transfer of net premiums.....................................    72,942         7,113         1,962         5,029        25,318
  Transfers--policy charges and deductions.....................    (4,297)       (2,830)         (908)       (1,423)       (9,201)
  Transfers in (from other variable accounts)..................    29,120        15,186         2,845         7,781        30,352
  Transfers out (to other variable accounts)...................  (110,816)       (2,813)       (2,390)       (6,185)      (22,297)
  Transfers--other.............................................       119           339           (31)          116          (103)
                                                                 --------      --------      --------      --------      --------
NET INCREASE (DECREASE) IN NET ASSETS
  DERIVED FROM POLICY TRANSACTIONS.............................   (12,932)       16,995         1,478         5,318        24,069
                                                                 --------      --------      --------      --------      --------

NET INCREASE (DECREASE) IN NET ASSETS..........................   (11,418)       23,125         2,355         7,212        40,102

NET ASSETS
  Beginning of year............................................    34,596        24,565         3,909         7,379        47,417
                                                                 --------      --------      --------      --------      --------
  End of year..................................................  $ 23,178      $ 47,690      $  6,264      $ 14,591      $ 87,519
                                                                 ========      ========      ========      ========      ========
                                                                  Equity         Multi-        Inter-        Equity        Growth
                                                                  Income        Strategy      national       Index          LT
                                                                  Variable      Variable      Variable      Variable      Variable
                                                                  Account       Account       Account       Account       Account
                                                                 ---------     ---------     ---------     ---------     ---------
INCREASE (DECREASE) IN NET ASSETS
  FROM OPERATIONS
  Net investment income........................................  $    577      $  1,401      $  1,070      $  1,015      $  3,592
  Net realized gain (loss) from security transactions..........       785            71           574         2,069         1,225
  Net unrealized appreciation on investments...................     7,737         7,406         2,646        10,698         3,892
                                                                 --------      --------      --------      --------      --------
NET INCREASE IN NET ASSETS
  RESULTING FROM OPERATIONS....................................     9,099         8,878         4,290        13,782         8,709
                                                                 --------      --------      --------      --------      --------

INCREASE (DECREASE) IN NET ASSETS FROM
  POLICY TRANSACTIONS
  Transfer of net premiums.....................................    13,169        14,278        16,778        11,713        12,930
  Transfers--policy charges and deductions.....................    (4,072)       (3,990)       (5,319)       (4,228)       (3,931)
  Transfers in (from other variable accounts)..................    16,222         5,601        25,476        17,636        32,699
  Transfers out (to other variable accounts)...................    (4,940)       (2,670)      (16,093)       (6,615)       (8,074)
  Transfers--other.............................................        16            38           141            (6)           18
                                                                 --------      --------      --------      --------      --------
NET INCREASE (DECREASE) IN NET ASSETS
  DERIVED FROM POLICY TRANSACTIONS.............................    20,395        13,257        20,983        18,500        33,642
                                                                 --------      --------      --------      --------      --------

NET INCREASE (DECREASE) IN NET ASSETS..........................    29,494        22,135        25,273        32,282        42,351

NET ASSETS
  Beginning of year............................................    20,222        32,171        31,154        30,393        11,408
                                                                 --------      --------      --------      --------      --------
  End of year..................................................  $ 49,716      $ 54,306      $ 56,427      $ 62,675      $ 53,759
                                                                 ========      ========      ========      ========      ========

See Notes to Financial Statements.

PACIFIC SELECT EXEC SEPARATE ACCOUNT
STATEMENTS OF CHANGES IN NET ASSETS FOR THE
YEAR ENDED DECEMBER 31, 1994
(In thousands)

                                                                                                  High
                                                              Money      Managed   Government     Yield                Equity
                                                              Market      Bond     Securities     Bond       Growth    Income
                                                             Variable   Variable    Variable    Variable    Variable   Variable
                                                              Account    Account     Account     Account    Account    Account
                                                             ---------  ---------  -----------  ---------  ---------  ---------
INCREASE (DECREASE) IN NET ASSETS
 FROM OPERATIONS
 Net investment income....................................   $     812  $   1,143  $       170  $     472  $   4,039  $   1,838
 Net realized gain (loss) from security transactions......         131        (14)        (172)      (101)     1,075        207
Net unrealized appreciation (depreciation)
 on investments...........................................         (68)    (2,086)        (160)      (330)   (10,371)    (2,115)
                                                             ---------  ---------  -----------  ---------  ---------  ---------
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS................................         875       (957)        (162)        41     (5,257)       (70)
                                                             ---------  ---------  -----------  ---------  ---------  ---------

INCREASE (DECREASE) IN NET ASSETS FROM
 POLICY TRANSACTIONS
 Transfer of net premiums.................................      53,082      6,795        2,740      2,716     21,157      6,781
 Transfers--policy charges and deductions.................      (3,578)    (1,634)      (1,212)      (748)    (5,776)    (2,110)
 Transfers in (from other variable accounts)..............      47,668      5,550        1,200      4,398     31,248      6,482
 Transfers out (to other variable accounts)...............     (81,555)    (1,862)      (1,816)    (2,395)   (28,528)    (2,573)
Transfers--other..........................................        (189)         5           (6)       (13)        79         46
                                                             ---------  ---------  -----------  ---------  ---------  ---------
NET INCREASE IN NET ASSETS
 DERIVED FROM POLICY TRANSACTIONS.........................      15,428      8,854          906      3,958     18,180      8,626
                                                             ---------  ---------  -----------  ---------  ---------  ---------

NET INCREASE IN NET ASSETS................................      16,303      7,897          744      3,999     12,923      8,556

NET ASSETS
 Beginning of year........................................      18,293     16,668        3,165      3,380     34,494     11,666
                                                             ---------  ---------  -----------  ---------  ---------  ---------
 End of year..............................................   $  34,596  $  24,565  $     3,909  $   7,379  $  47,417  $  20,222
                                                             =========  =========  ===========  =========  =========  =========
                                                               Multi-     Inter-     Equity     Growth
                                                              Strategy   national    Index       LT
                                                              Variable   Variable   Variable   Variable
                                                              Account    Account    Account    Account
                                                             ---------  ---------  ---------  ---------

INCREASE (DECREASE) IN NET ASSETS
 FROM OPERATIONS
 Net investment income....................................   $   1,767  $   1,290  $     718  $     174


 Net realized gain (loss) from security transactions......         218        831        342         56
 Net unrealized appreciation (depreciation)
 on investments...........................................      (2,374)    (2,049)      (841)       369
                                                             ---------  ---------  ---------  ---------
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS................................        (389)        72        219        599
                                                             ---------  ---------  ---------  ---------

INCREASE (DECREASE) IN NET ASSETS FROM
 POLICY TRANSACTIONS
 Transfer of net premiums.................................      12,158     11,673     10,776      3,920
 Transfers--policy charges and deductions.................      (2,364)    (2,878)    (2,180)      (684)
 Transfers in (from other variable accounts)..............       2,983     19,282      4,498      8,962
 Transfers out (to other variable accounts)...............      (1,864)    (8,521)    (2,407)    (1,436)
 Transfers--other.........................................          32         23         44         47
                                                             ---------  ---------  ---------  ---------
NET INCREASE IN NET ASSETS
 DERIVED FROM POLICY TRANSACTIONS.........................      10,945     19,579     10,731     10,809
                                                             ---------  ---------  ---------  ---------

NET INCREASE IN NET ASSETS................................      10,556     19,651     10,950     11,408

NET ASSETS
 Beginning of year........................................      21,615     11,503     19,443          0
                                                             ---------  ---------  ---------  ---------
 End of year..............................................   $  32,171  $  31,154  $  30,393  $  11,408
                                                             =========  =========  =========  =========

See Notes to Financial Statements.

                     PACIFIC SELECT EXEC SEPARATE ACCOUNT

                         NOTES TO FINANCIAL STATEMENTS


1. SIGNIFICANT ACCOUNTING POLICIES

     The Pacific Select Exec Separate Account (the "Separate Account") is registered as a unit investment trust under the Investment Company Act of 1940, as amended, and is currently comprised of ten subaccounts called Variable
Accounts: the Money Market Variable Account, the Managed Bond Variable Account, the Government Securities Variable Account, the High Yield Bond Variable Account, the Growth Variable Account, the Equity Income Variable Account, the Multi-Strategy Variable Account, the International Variable Account, the Equity Index Variable Account, and the Growth LT Variable Account. The assets in each Variable Account are invested in shares of the corresponding portfolios of Pacific Select Fund (the "Fund"), each of which pursues different investment objectives and policies.

     The Separate Account was established by Pacific Mutual Life Insurance Company ("Pacific Mutual") on May 12, 1988 and commenced operations on
November 22, 1988. Under applicable insurance law, the assets and liabilities of the Separate Account are clearly identified and distinguished from the other assets and liabilities of Pacific Mutual. The assets of the Separate Account will not be charged with any liabilities arising out of any other business conducted by Pacific Mutual, but the obligations of the Separate Account, including benefits related to variable life insurance, are obligations of Pacific Mutual.

     The Separate Account held by Pacific Mutual represents funds from individual flexible premium variable life policies. The assets of these accounts are carried at market value.

     The preparation of the accompanying financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

  A. Valuation of Investments

     Investments in shares of the Fund are valued at the reported net asset values of the respective portfolios.

  B. Security Transactions

     Transactions are recorded on the trade date. Realized gains and losses on sales of investments are determined on the basis of identified cost.

  C. Federal Income Taxes

     The operations of the Separate Account will be reported on the Federal income tax return of Pacific Mutual, which is taxed as a life insurance company under the provisions of the Tax Reform Act of 1986. Under current tax law, no Federal income taxes are expected to be paid by Pacific Mutual with respect to the operations of the Separate Account.

2. DIVIDENDS

     During 1995, the Fund has declared dividends for each portfolio. The amounts accrued by the Separate Account for its share of the dividends were reinvested in additional full and fractional shares of the related portfolio.

3. CHARGES AND EXPENSES

     With respect to variable life insurance policies funded by the Separate Account, Pacific Mutual makes certain deductions from premiums for sales load and state premium taxes before amounts are allocated to the Separate Account. Pacific Mutual also makes certain deductions from the net assets of each Variable Account for the mortality and expense risks Pacific Mutual assumes, administrative expenses, cost of insurance, charges for optional benefits and any sales and underwriting surrender charges. The operating expenses of the Separate Account are paid by Pacific Mutual.

4. RELATED PARTY AGREEMENT

     Pacific Equities Network, a wholly-owned subsidiary of Pacific Mutual, is the principal underwriter of variable life insurance policies funded by interests in the Separate Account, and is compensated by Pacific Mutual.

                     PACIFIC SELECT EXEC SEPARATE ACCOUNT

5.  SELECTED ACCUMULATION UNIT** INFORMATION

     Selected accumulation unit information for the year ended December 31, 1995 were as follows:

                                                                                                             High
                                                                   Money        Managed      Government      Yield
                                                                   Market        Bond        Securities      Bond          Growth
                                                                  Variable      Variable      Variable      Variable      Variable
                                                                  Account       Account       Account       Account       Account
                                                                 ---------     ---------     ---------     ---------     ---------
ACCUMULATION UNIT

  VALUE:

  Beginning                                                      $  13.76      $  16.68      $  16.23      $  18.29      $  19.00
                                                                 ========      ========      ========      ========      ========
  Ending                                                         $  14.52      $  19.86      $  19.28      $  21.74      $  23.89
                                                                 ========      ========      ========      ========      ========
Number of Units Outstanding at
  End of Period                                                 1,596,322     2,401,282       324,905       671,116     3,663,739

                                                                   Equity        Multi-        Inter-        Equity        Growth
                                                                   Income       Strategy      national       Index          LT
                                                                  Variable      Variable      Variable      Variable      Variable
                                                                  Account       Account       Account       Account       Account
                                                                 ---------     ---------     ---------     ---------     ---------
ACCUMULATION UNIT

  VALUE:

  Beginning                                                      $  18.01      $  17.24      $  14.07      $  14.76      $  11.32
                                                                 ========      ========      ========      ========      ========
  Ending                                                         $  23.72      $  21.60      $  15.55      $  20.21      $  15.49
                                                                 ========      ========      ========      ========      ========
Number of Units Outstanding at
  End of Period                                                 2,096,246     2,514,394     3,628,251     3,101,024     3,471,271

__________
  **Accumulation Unit: unit of measure used to calculate the value of a Contract
    Owner's interest in a Variable Account during the Accumulation Period.

    INDEPENDENT AUDITORS' REPORT

    Pacific Mutual Life Insurance Company:

    We have audited the accompanying statements of financial position of Pacific Mutual Life Insurance Company as of December 31, 1995 and 1994, and the related statements of operations and surplus, and of cash flow for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, such financial statements present fairly, in all material respects, the financial position of Pacific Mutual Life Insurance Company as of December 31, 1995 and 1994, and the results of its operations and its cash flow for the years then ended, in conformity with accounting practices prescribed or permitted by the Insurance Department of the State of California and with generally accepted accounting principles.

    February 23, 1996

                     Pacific Mutual Life Insurance Company

                        STATEMENTS OF FINANCIAL POSITION

                                                      December 31,
                                                    1995        1994
------------------------------------------------------------------------
                                                     (In Thousands)
ASSETS
  Bonds                                          $ 6,699,489 $ 6,669,853
  Preferred stocks                                   156,097     132,604
  Common stocks                                       54,504      57,874
  Unconsolidated subsidiaries                        182,040     196,401
  Mortgage loans                                   1,388,743   1,421,182
  Real estate                                        145,178     157,507
  Home office properties                              48,446      51,419
  Policy loans                                     2,700,544   2,312,455
  Cash and short-term investments                    262,527      97,745
  Investment income due and accrued                  135,607     125,534
  Premiums due and uncollected, and other assets     295,159     245,243
  Separate account assets                          5,520,478   3,260,374
------------------------------------------------------------------------
TOTAL ASSETS                                     $17,588,812 $14,728,191
------------------------------------------------------------------------
LIABILITIES AND SURPLUS
Liabilities
  Policy reserves                                $ 7,204,362 $ 6,476,634
  Deposit funds                                    3,262,340   3,298,915
  Other liabilities                                  686,989     885,638
  Asset valuation reserve                            191,392     179,006
  Separate account liabilities                     5,520,478   3,260,374
------------------------------------------------------------------------
Total Liabilities                                 16,865,561  14,100,567
Surplus                                              723,251     627,624
------------------------------------------------------------------------
TOTAL LIABILITIES AND SURPLUS                    $17,588,812 $14,728,191
------------------------------------------------------------------------

See Notes to Financial Statements

                     Pacific Mutual Life Insurance Company

                      STATEMENTS OF OPERATIONS AND SURPLUS

                                                     Years Ended December 31,
                                                         1995         1994
------------------------------------------------------------------------------
                                                          (In Thousands)
REVENUES
  Premiums, annuity considerations and deposit funds $  2,919,920 $  2,180,409
  Net investment income                                   945,546      879,116
  Other income                                              5,685        5,073
------------------------------------------------------------------------------
TOTAL REVENUES                                          3,871,151    3,064,598
------------------------------------------------------------------------------
BENEFITS AND EXPENSES
  Current and future policy benefits                    3,371,448    2,659,601
  Operating expenses                                      309,588      249,018
  Premium and other taxes (excluding tax on capital
   gains)                                                  35,168       28,705
  Dividends to policyowners                                16,639       17,162
------------------------------------------------------------------------------
TOTAL BENEFITS AND EXPENSES                             3,732,843    2,954,486
------------------------------------------------------------------------------
INCOME BEFORE FEDERAL INCOME TAXES                        138,308      110,112
Federal income taxes                                       59,470       41,510
------------------------------------------------------------------------------
NET GAIN FROM OPERATIONS                                   78,838       68,602
NET REALIZED CAPITAL GAINS                                  6,311       12,424
------------------------------------------------------------------------------
NET INCOME                                           $     85,149 $     81,026
------------------------------------------------------------------------------
SURPLUS
Net income                                           $     85,149 $     81,026
Other surplus transactions, net                            10,478     (36,178)
------------------------------------------------------------------------------
Increase in surplus                                        95,627       44,848
Surplus, beginning of year                                627,624      582,776
------------------------------------------------------------------------------
SURPLUS, END OF YEAR                                 $    723,251 $    627,624
------------------------------------------------------------------------------

See Notes to Financial Statements

                     Pacific Mutual Life Insurance Company

                            STATEMENTS OF CASH FLOW

                                                    Years Ended December 31,
                                                        1995          1994
-------------------------------------------------------------------------------
                                                         (In Thousands)
CASH FLOW FROM OPERATING ACTIVITIES
Receipts
  Premiums, annuity considerations and deposit
   funds                                            $  2,687,698  $  1,687,583
  Net investment income                                  927,918       809,791
  Allowances and reserve adjustments on reinsurance
   ceded                                                 187,380       491,363
  Other                                                   13,885        23,862
Payments
  Policy benefit payments                             (1,677,788)   (1,408,650)
  Net policy loans                                      (388,320)     (352,358)
  Operating expenses                                    (278,138)     (247,437)
  Net transfer to separate accounts                   (1,178,622)     (594,284)
  Premium and other taxes                                (41,116)      (34,795)
  Dividends to policyowners                              (16,715)      (17,319)
  Federal income taxes                                   (35,779)      (23,995)
-------------------------------------------------------------------------------
NET CASH FLOW PROVIDED BY OPERATING ACTIVITIES      $    200,403  $    333,761
-------------------------------------------------------------------------------
CASH FLOW FROM INVESTING ACTIVITIES
Proceeds
  Bonds                                             $  2,496,486  $  2,937,210
  Stocks                                                 208,235       139,785
  Mortgage loans                                         261,514       390,642
  Real estate                                             21,419        20,163
  Other investments                                       49,089        47,132
Payments for the purchase of
  Bonds                                               (2,431,687)   (3,673,859)
  Stocks                                                (222,678)     (126,823)
  Mortgage loans                                        (239,355)     (230,859)
  Real estate                                             (4,716)      (17,466)
  Other investments                                     (124,164)     (114,106)
-------------------------------------------------------------------------------
NET CASH FLOW PROVIDED BY (USED IN)
  INVESTING ACTIVITIES                              $     14,143  $   (628,181)
-------------------------------------------------------------------------------

(Continued)

See Notes to Financial Statements

                     Pacific Mutual Life Insurance Company

                            STATEMENTS OF CASH FLOW

                                                    Years Ended December 31,
(Continued)                                                1995        1994
------------------------------------------------------------------------------
                                                         (In Thousands)
CASH FLOW FROM FINANCING ACTIVITIES
Issuance (repayment) of short-term borrowings       $   (49,764) $     49,764
------------------------------------------------------------------------------
NET CASH FLOW PROVIDED BY (USED IN) FINANCING
 ACTIVITIES                                             (49,764)       49,764
------------------------------------------------------------------------------
Increase (decrease) in cash and short-term
 investments                                            164,782      (244,656)
Cash and short-term investments, beginning of year       97,745       342,401
------------------------------------------------------------------------------
CASH AND SHORT-TERM INVESTMENTS, END OF YEAR        $   262,527  $     97,745
------------------------------------------------------------------------------
SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION
  Interest paid                                     $    18,376  $     22,120
------------------------------------------------------------------------------

See Notes to Financial Statements

                     Pacific Mutual Life Insurance Company

                         NOTES TO FINANCIAL STATEMENTS

1.  SIGNIFICANT ACCOUNTING POLICIES

    DESCRIPTION OF BUSINESS

    Pacific Mutual Life Insurance Company ("Pacific Mutual") was established in 1868 and is organized under the laws of the State of California as a mutual life insurance company. Pacific Mutual conducts business in every state except New York.

    Pacific Mutual, including its subsidiaries and affiliates, has primary business segments which consist of life insurance, annuities, pension products, group employee benefits and investment management and advisory services. These primary business segments provide products for individuals and corporations and offer a range of investment products to institutions and pension plans.

    BASIS OF PRESENTATION

    Pacific Mutual's financial statements are prepared in accordance with accounting practices prescribed or permitted by the Insurance Department of the State of California, which are currently considered generally accepted accounting principles ("GAAP") for mutual life insurance companies. Prescribed statutory accounting practices include a variety of publications of the National Association of Insurance Commissioners ("NAIC"), as well as state laws, regulations, and general administrative rules. Permitted statutory accounting practices encompass all accounting practices not so prescribed. The financial statements of Pacific Mutual are not consolidated with those of its subsidiaries.

    The Financial Accounting Standards Board ("FASB") has issued certain pronouncements effective for 1996 financial statements and thereafter that will no longer allow statutory financial statements of mutual life insurance companies to be described as being prepared in conformity with GAAP.

    Upon the effective date of these pronouncements, in order for their financial statements to be described as being prepared in accordance with GAAP, mutual life insurance companies and their insurance subsidiaries will be required to adopt all applicable authoritative GAAP pronouncements in any general purpose financial statements that they may issue. Pacific Mutual intends to issue 1996 general purpose financial statements reflecting the adoption of all applicable GAAP pronouncements.

    INVESTMENTS

    Bonds qualifying for amortization are carried at amortized cost; all other bonds are carried at prescribed values. Preferred stocks are principally stated at amortized cost. Unaffiliated common stocks are carried at market value. Investments in unconsolidated subsidiaries are reported on the equity method of accounting, except for Pacific Corinthian Life Insurance Company ("PCL") (Note 2) which is carried at cost.

    Mortgage loans and policy loans are stated at unpaid principal balances. Real estate is valued at the lower of depreciated cost or market, less related mortgage debt. Real estate is depreciated using the straight-line method over 30 years.

    Short-term investments generally mature within a year and are carried at amortized cost which approximates estimated fair value.

    The Asset Valuation Reserve ("AVR") is computed in accordance with a prescribed formula and is designed to stabilize surplus against valuation and credit-related losses for certain invested assets. Changes to the AVR are reported as direct additions or deductions from surplus. The Interest Maintenance Reserve ("IMR"), included in other liabilities on the accompanying statements of financial position, results in the deferral of after-tax realized capital gains and losses attributable to interest rate fluctuations on fixed income investments. These capital gains and losses are amortized into investment income over the remaining life of the investment sold. The IMR was $25.3 million and $13.1 million as of December 31, 1995 and 1994, respectively.

                     Pacific Mutual Life Insurance Company

                         NOTES TO FINANCIAL STATEMENTS

1.  SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

    Net realized capital gains and losses are determined on the specific identification method and are presented net of federal capital gains tax of $18.5 million and $(2.3) million and transfers to the IMR of $22.6 million and $(.4) million for the years ended December 31, 1995 and 1994, respectively.

    Derivatives which qualify for hedge accounting are valued consistently with the hedged items. Realized hedged gains and losses on fixed income contracts are deferred and amortized over the average life of the related hedged assets or insurance liabilities. Realized gains and losses on equity securities, which are marked to market, are recognized immediately. Derivatives which do not qualify for hedge accounting are valued at market value through surplus while still held and when realized through income.

    On November 15, 1994, Pacific Financial Asset Management Corporation ("PFAMCo"), a wholly-owned, subsidiary of Pacific Mutual, and five of its subsidiaries (Pacific Investment Management Company and subsidiaries, Parametric Portfolio Associates, Inc., Cadence Capital Management Corporation, NFJ Investment Group, Inc. and Blairlogie Capital Management Limited) entered into an agreement and plan of consolidation with Thomson Advisory Group L.P., a Delaware limited partnership with publicly traded units, to merge into a newly capitalized partnership named PIMCO Advisors L.P. Collectively, PFAMCo and various of its subsidiaries beneficially own approximately 42% of the outstanding general and limited partner units of PIMCO Advisors L.P. as of December 31, 1995 and 1994. Net cash distributions received on these units are recorded as income as permitted by the Insurance Department of the State of California.

    On December 21, 1995, Pacific Mutual completed a subsidiary reorganization in which PFAMCo became a direct, wholly-owned subsidiary of Pacific Mutual. Prior to that PFAMCo was a wholly-owned second-tier subsidiary of Pacific Mutual. The intermediate company, Pacific Financial Holding Company ("PFHC") and certain of its assets and liabilities were merged into PFAMCo in connection with this reorganization. The remaining assets were merged into Pacific Mutual which consisted of investments in subsidiaries as follows: Pacific Equities Network, PM Group Life Insurance Company and PFAMCo.

    POLICY RESERVES AND DEPOSIT FUNDS

    Life insurance reserves are valued using the net level premium method, the Commissioners' Reserve Valuation Method, or other modified reserve methods.

    Reserves for individual annuities are maintained principally on the Commissioners' Annuity Reserve Valuation Method. Group annuity contract reserves are valued using the net single premium method.

    The liability for deposit funds, including guaranteed interest contracts, is based primarily upon and is not less than the policyowners' equity in their deposit accounts, including credited interest.

    REVENUES AND EXPENSES

    Premiums are recognized as income over the premium paying period. Deposits made in connection with annuity contracts are recognized as revenue when received. Investment income is recorded as earned.

    Expenses, including policy acquisition costs, such as commissions, and Federal income taxes are charged to operations as incurred.

    DIVIDENDS

    Dividends are provided based on dividend formulas approved by the Board of Directors and reviewed for reasonableness and equitable treatment of policyowners by an independent consulting actuary.

                     Pacific Mutual Life Insurance Company

                         NOTES TO FINANCIAL STATEMENTS

1.  SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

    FEDERAL INCOME TAXES

    Pacific Mutual is taxed as a life insurance company for Federal income tax purposes. Pacific Mutual's income tax return is consolidated with all its includable domestic subsidiaries except PCL. The amount of Federal income tax expense includes an equity tax calculated by a prescribed formula that incorporates a differential earnings rate between stock and mutual life insurance companies. Under prescribed statutory accounting practices, deferred tax assets and liabilities are not recorded. The difference between the effective tax rate and the statutory tax rate of 35% for 1995 and 1994 is primarily due to certain policy acquisition costs being deferred and amortized over a ten-year period for tax purposes, reserve differences, non-taxable investment income and the equity tax.

    OTHER SURPLUS TRANSACTIONS

    Other surplus transactions consist primarily of unrealized capital gains and losses, changes in nonadmitted assets, and changes in the AVR.

    SEPARATE ACCOUNTS

    Separate account assets are recorded at market value and the related liabilities represent segregated contract owner funds maintained in accounts with individual investment objectives. The investment results of separate account assets generally pass through to separate account policy owners and contract owners.

    FAIR VALUE OF FINANCIAL INSTRUMENTS

    The estimated fair value of financial instruments disclosed in Notes 3 and 4 have been determined using available market information and appropriate valuation methodologies. However, considerable judgment is required to interpret market data to develop the estimates of fair value. Accordingly, the estimates presented may not be indicative of the amounts Pacific Mutual could realize in a current market exchange. The use of different market assumptions and/or estimation methodologies could have a significant effect on the estimated fair value amounts.

    USE OF ESTIMATES

    The preparation of financial statements in conformity with accounting practices prescribed or permitted by regulatory authorities and generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

    RECLASSIFICATIONS

    Certain prior year amounts have been reclassified to conform to the 1995 financial statement presentation.

2.  REHABILITATION OF FIRST CAPITAL LIFE INSURANCE COMPANY

    Pursuant to a five-year rehabilitation agreement approved by a California Superior Court and the Insurance Department of the State of California in July 1992, Pacific Mutual, through its wholly-owned subsidiary, PCL, will facilitate the rehabilitation of First Capital Life Insurance Company ("FCL"). In accordance with the rehabilitation agreement, insurance policies of FCL were restructured and assumed by PCL on December 31, 1992.

    The rehabilitation agreement provides for the holders of restructured policies to share in a substantial percentage of the unallocated surplus of PCL at the end of the rehabilitation period. Policyholders have the option to surrender their restructured policies with reduced benefits during this five-year period. During the rehabilitation

                     Pacific Mutual Life Insurance Company

                         NOTES TO FINANCIAL STATEMENTS

2.  REHABILITATION OF FIRST CAPITAL LIFE INSURANCE COMPANY (CONTINUED)

    plan period, PCL is prohibited from issuing new insurance policies. At the end of the rehabilitation period, PCL will merge into Pacific Mutual, with Pacific Mutual as the surviving entity. Substantially all of the assets and certain of the liabilities of FCL were assumed by PCL on December 31, 1992, pursuant to an assumption reinsurance agreement and asset purchase agreement.

    In accordance with the rehabilitation agreement, PCL was capitalized by a cash contribution of $8.3 million from Pacific Mutual and a $45 million certificate of contribution provided by a wholly-owned subsidiary of Pacific Mutual for a total of $53.3 million initial capitalization.

    In the event PCL is unable to pay contract benefits, Pacific Mutual is obligated to contribute funds to pay those benefits in accordance with the rehabilitation agreement.

3.  INVESTMENTS IN DEBT SECURITIES

    The statement value, gross unrealized gains and losses and estimated fair value of bonds and redeemable preferred stocks ("debt securities"), including short-term investments, are shown below. The estimated fair value of publicly traded securities was based on quoted market prices. For securities not actively traded, estimated fair values were provided by independent pricing services specializing in "matrix pricing" and modeling techniques. Pacific Mutual also estimates certain fair values based on interest rates, credit quality and average maturity or from securities with comparable trading characteristics.

                                                  Gross Unrealized   Estimated
                                       Statement  -----------------    Fair
                                         Value     Gains    Losses     Value
                                       ----------------------------------------
                                                    (In Thousands)
     December 31, 1995:
     U.S. Treasury securities and
      obligations of U.S. government
      authorities and agencies         $  147,436 $ 28,214          $   175,650
     Obligations of states, political
      subdivisions and foreign
      governments                         452,273   66,960 $  3,064     516,169
     Corporate securities               3,901,979  442,497   46,539   4,297,937
     Mortgage-backed securities         2,438,052  116,650   10,106   2,544,596
     Redeemable preferred stock            89,191    2,840    2,472      89,559
                                       ----------------------------------------
     Total                             $7,028,931 $657,161 $ 62,181 $ 7,623,911
                                       ----------------------------------------
     December 31, 1994:
     U.S. Treasury securities and
      obligations of U.S. government
      authorities and agencies         $  216,201 $  1,064 $ 37,113 $   180,152
     Obligations of states, political
      subdivisions and foreign
      governments                         321,798    5,371   16,309     310,860
     Corporate securities               3,771,271  104,311  160,712   3,714,870
     Mortgage-backed securities         2,475,472   28,472   81,111   2,422,833
     Redeemable preferred stock            81,026      343    5,031      76,338
                                       ----------------------------------------
     Total                             $6,865,768 $139,561 $300,276 $ 6,705,053
                                       ----------------------------------------

                     Pacific Mutual Life Insurance Company

                         NOTES TO FINANCIAL STATEMENTS

3.  INVESTMENTS IN DEBT SECURITIES (CONTINUED)

    The statement value and estimated fair value of debt securities as of December 31, 1995 by contractual repayment date of principal are shown below. Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

                                                          Estimated
                                              Statement     Fair
                                                Value       Value
                                             -----------------------
                                                 (In Thousands)
     Due in one year or less                 $   445,645 $   449,283
     Due after one year through five years     1,319,487   1,426,373
     Due after five years through ten years    1,409,209   1,542,228
     Due after ten years                       1,416,538   1,661,431
                                             -----------------------
                                               4,590,879   5,079,315
     Mortgage-backed securities                2,438,052   2,544,596
                                             -----------------------
     Total                                   $ 7,028,931 $ 7,623,911
                                             -----------------------

    Proceeds from sales of investments in debt securities were $1.4 billion and $1.5 billion for the years ended December 31, 1995 and 1994, respectively. In 1995 and 1994, gross gains of $36 million and $30 million and gross losses of $14 million and $43 million, respectively, were realized on those sales.

4.  FINANCIAL INSTRUMENTS

    The estimated fair values of Pacific Mutual's financial instruments, including debt securities, are as follows:

                                 December 31, 1995       December 31, 1994
                               Statement   Estimated   Statement   Estimated
                                 Value    Fair Value     Value    Fair Value
                              -----------------------------------------------
                                              (In Thousands)
     Assets:
       Debt securities
        (Note 3)              $ 7,028,931 $ 7,623,911 $ 6,865,768 $ 6,705,053
       Preferred and common
        stocks                    121,420     139,613     109,458     116,993
       Mortgage loans           1,388,743   1,500,000   1,421,182   1,452,596
       Policy loans             2,700,544   2,700,544   2,312,455   2,312,455
       Derivative financial
        instruments:
         Interest rate swaps        1,068       3,379         121     (24,809)
         Other                     18,008      30,649       2,672      (2,822)
     Liabilities:
       Guaranteed interest
        contracts               2,375,898   2,459,323   2,635,356   2,614,961
       Deposit liabilities        876,276     899,393     897,743     859,469
       Annuity liabilities        308,742     311,441     220,026     223,423
       Other derivative fi-
        nancial instruments         2,373       1,490       2,270       2,128
     Surplus:
       Contribution certifi-
        cates                     149,596     157,688     149,593     124,313

                     Pacific Mutual Life Insurance Company

                         NOTES TO FINANCIAL STATEMENTS

4.  FINANCIAL INSTRUMENTS (CONTINUED)

    The following methods and assumptions were used to estimate the fair values of these financial instruments as of December 31, 1995 and 1994:

    PREFERRED AND COMMON STOCKS

    The estimated fair values are based on quoted market prices or dealer quotes.

    MORTGAGE LOANS

    The estimated fair value of the mortgage loan portfolio is determined by discounting the estimated future cash flows, using a year-end market rate which is applicable to the yield, credit quality and average maturity of the composite portfolio.

    POLICY LOANS

    The statement value of policy loans is a reasonable estimate of their fair value.

    GUARANTEED INTEREST CONTRACTS AND DEPOSIT LIABILITIES

    The estimated fair values of fixed-maturity guaranteed interest contracts are estimated using the rates currently offered for deposits of similar remaining maturities. The estimated fair values of deposit liabilities with no defined maturities are the amounts payable on demand.

    Pacific Mutual has issued PRO GIC and Diversifier GIC contracts to plan sponsors totaling $914 million as of December 31, 1995, pursuant to the terms of which the plan sponsor retains direct ownership and control of the assets related to these contracts. Pacific Mutual agrees to provide benefit responsiveness in the event that plan benefit requests exceed plan cash flows. In return for this guarantee, Pacific Mutual receives a fee which varies by contract. Pacific Mutual sets the investment guidelines to provide for appropriate credit quality and cash flow matching.

    ANNUITY LIABILITIES

    The fair value of annuity liabilities approximates statement value and primarily includes policyholder deposits and accumulated credited interest.

    DERIVATIVE FINANCIAL INSTRUMENTS

    Pacific Mutual utilizes certain derivative financial instruments to diversify its business risk and to minimize its exposure to fluctuations in market prices, interest rates, or basis risk. Pacific Mutual has also set aside a corporate total return portfolio utilizing derivative financial instruments. These instruments include interest rate and currency swaps, asset swaps, credit derivatives, forwards, options held, options written, and futures contracts, and involve elements of credit risk and market risk in excess of amounts recognized in the accompanying financial statements. The notional amounts of those instruments reflect the extent of involvement in those various types of financial instruments. The estimated fair values of these instruments are based on market or dealer quotes. Pacific Mutual determines, on an individual counterparty basis, the need for collateral or other security to support financial instruments with off-balance sheet credit risks.

                     Pacific Mutual Life Insurance Company

                         NOTES TO FINANCIAL STATEMENTS

4.  FINANCIAL INSTRUMENTS (CONTINUED)

    Options and Floors
    ------------------

    Pacific Mutual uses options and floors to hedge against fluctuations in interest rates and in its corporate total return portfolio. Cash requirements on options held are limited to the premium paid by Pacific Mutual at acquisition. Pacific Mutual uses written options on a limited basis consisting primarily of covered calls. Gains and losses on covered calls are offset by gains and losses on the underlying position. Options and floors held are reported as assets and options written are reported as liabilities. As of December 31, 1995, the notional amount of options held and options written approximated $1.3 billion and $30 million, respectively. As of December 31, 1994, the notional amount of options held and options written approximated $1.5 billion and $42 million, respectively. Option contracts mature during 1996 through 2007.

    Interest Rate Swap Contracts
    ----------------------------

    Pacific Mutual has entered into interest rate swap contracts to reduce the impact of changes in interest rates on its variable short-term and long-term investments. These contracts effectively change the interest rate exposure on variable rate notes to fixed rates which range from 1.9% to 8.9% as of December 31, 1995, and from 1.9% to 8.6% as of December 31, 1994. Interest rate swap contracts mature during 1996 through 2013. As of December 31, 1995 and 1994, interest rate swap contracts outstanding with financial institutions had a total notional amount of $656 million and $411 million, respectively.

    Asset Swap Contracts
    --------------------

    Pacific Mutual has entered into an asset swap contract to reduce interest rate risk by shortening both the duration and maturity of one of its fixed rate investments. The asset swap contract matures during 1998. As of December 31, 1995, the asset swap contract had a notional amount of $10 million.

    Credit Derivatives
    ------------------

    Pacific Mutual uses credit derivatives to take advantage of market opportunities. As of December 31, 1995 and 1994, the notional amount of credit derivatives outstanding approximated $90 million and $66 million, respectively. Credit derivatives mature during 1996 through 2000.

    Foreign Currency Exchange Contracts
    -----------------------------------

    Pacific Mutual enters into foreign currency exchange contracts that are used to hedge against fluctuations in foreign currency-denominated assets and related income. Gains and losses on such agreements offset currency gains and losses on the related assets. As of December 31, 1995 and 1994, the notional amount of foreign currency exchange contracts approximated $15 million and $35 million, respectively. Foreign currency exchange contracts expire during 1998 and 1999.

    Future Contracts
    ----------------

    Pacific Mutual uses exchange-traded futures contracts for asset and liability management of fixed maturity securities and insurance liabilities and for hedging market fluctuations on equity securities. Price changes on futures are settled daily through the daily margin cash flows. As of December 31, 1995 and 1994, the notional amounts of futures contracts were $340 million and $163 million, respectively. The notional amounts of the contracts do not represent future cash requirements, as Pacific Mutual intends to close out open positions prior to expiration.

                     Pacific Mutual Life Insurance Company

                         NOTES TO FINANCIAL STATEMENTS

4.  FINANCIAL INSTRUMENTS (CONTINUED)

    CONTRIBUTION CERTIFICATES

    The estimated fair value of contribution certificates is based on market quotes.

5.  CONCENTRATION OF CREDIT RISK

    Pacific Mutual manages its investments to limit credit risk by diversifying its portfolio among various security types and industry sectors. The credit risk of financial instruments is controlled through credit approvals, limits and monitoring procedures. Real estate and mortgage loan investments are diversified by geographic location and property type. Management believes that significant concentrations of credit risk do not exist.

    Pacific Mutual is exposed to credit loss in the event of nonperformance by the other parties to the interest rate swaps contracts and other derivative securities. However, Pacific Mutual does not anticipate nonperformance by the counterparties.

6.  UNCONSOLIDATED SUBSIDIARIES

    Pacific Mutual's subsidiary operations primarily include other life and health insurance and investment management and advisory services. As of December 31, 1995 and 1994, subsidiary assets were $4.5 billion and liabilities were $4.3 billion as of December 31, 1995 and $4.2 billion as of December 31, 1994.

    Revenue and net income, including PCL, were $908 million and $63 million for the year ended December 31, 1995, and $1.1 billion and $75 million for the year ended December 31, 1994. Dividends from subsidiaries totaled $64.7 million and $2 million for the years ended December 31, 1995 and 1994, respectively. Earnings of subsidiaries, excluding PCL, and excluding capital gains, are included in net investment income.

7.  BORROWINGS

    Pacific Mutual borrows for short-term needs by issuing commercial paper. Approximately $50 million was outstanding as of December 31, 1994, bearing an interest rate of 5.86%, and was repaid in January, 1995. There were no borrowings outstanding as of December 31, 1995.

    In addition, Pacific Mutual had available a revolving credit facility totaling approximately $250 million as of December 31, 1995 and 1994. There were no borrowings outstanding as of December 31, 1995 and 1994.

8.  CONTRIBUTION CERTIFICATES

    Pacific Mutual has $150 million of Contribution Certificates (the "Certificates"), also referred to as Surplus Notes, outstanding at an interest rate of 7.9% maturing on December 30, 2023. Interest is payable semiannually on June 30 and December 30. The Certificates may not be redeemed at the option of Pacific Mutual or any holder of the Certificates. The Certificates are unsecured and subordinated to all present and future senior indebtedness and policy claims of Pacific Mutual. Each payment of interest on and the payment of principal of the Certificates may be made only out of Pacific Mutual's surplus and with the prior approval of the Insurance Commissioner of the State of California. In accordance with accounting practices prescribed or permitted by the Insurance Department of the State of California, the Certificates are not part of the liabilities of Pacific Mutual and are included in surplus.

                     Pacific Mutual Life Insurance Company

                         NOTES TO FINANCIAL STATEMENTS

9.  REINSURANCE

    Pacific Mutual has reinsurance agreements with other insurance companies for the purpose of diversifying risk and limiting exposure on larger risks. For the years ended December 31, 1995 and 1994, individual life and annuity premiums assumed were $16 million and $20 million and premiums ceded were $339 million and $363 million, respectively. Amounts recoverable from reinsurers for individual life and annuities include reinsured and paid claims of $8 million and $13 million as of December 31, 1995 and 1994, respectively. Policy benefits payable are net of reinsurance recoveries of $8 million and $4 million at December 31, 1995 and 1994, respectively.

    Pacific Mutual also reinsures substantially all of its group life and health business with a subsidiary insurance company. Premiums of $72 million and $90 million, and benefits of $53 million and $70 million were ceded during the years ended December 31, 1995 and 1994, respectively.

    Amounts payable to the subsidiary under this agreement were $6 million and $8 million as of December 31, 1995 and 1994, respectively.

    To the extent that the assuming companies become unable to meet their obligations under these treaties, Pacific Mutual remains contingently liable. However, Pacific Mutual does not anticipate nonperformance by these assuming companies.

10. PENSION PLAN AND OTHER POSTRETIREMENT BENEFITS

    PENSION PLAN

    Pacific Mutual maintains a defined benefit pension plan covering eligible employees and agents. In 1995, Pacific Mutual accrued $2.5 million in pension expense that will be funded in 1996 based on the latest actuarial valuation report. No expense or contributions were made during 1994 because of the funded status of the plans and related income tax considerations. Accumulated benefits and net assets available for benefits as of the latest valuation dates (January 1, 1995 and April 1, 1994) are as follows:

                                                           1995      1994
                                                         -------------------
                                                           (In Thousands)
       Actuarial present value of accumulated
        benefits:
         Vested                                          $  92,966 $  88,122
         Nonvested                                             392     1,115
                                                         -------------------
       Total                                             $  93,358 $  89,237
                                                         -------------------
       Net assets available for benefits                 $ 107,530 $ 111,089
                                                         -------------------

    The above present values were determined using an assumed discount rate of 8.5% in 1995 and 1994.

    POSTRETIREMENT HEALTHCARE AND LIFE INSURANCE PLANS

    Pacific Mutual sponsors a defined benefit health care plan and a defined benefit life insurance plan ("The Plans") that provide postretirement benefits for all eligible retirees and their dependents. Generally, qualified employees may become eligible for these benefits if they reach normal retirement age, have been covered under Pacific Mutual's policy as an active employee for a minimum continuous period prior to the date retired, and have an employment date before January 1, 1990. The Plans contain cost-sharing features such as deductibles and coinsurance and require retirees to make contributions which can be adjusted annually. Pacific Mutual's

                     Pacific Mutual Life Insurance Company

                         NOTES TO FINANCIAL STATEMENTS

10. PENSION PLAN AND OTHER POSTRETIREMENT BENEFITS (CONTINUED)

    commitment to qualified employees who retire after April 1, 1994 is limited to specific dollar amounts. Pacific Mutual reserves the right to modify or terminate The Plans at any time. As in the past, the general policy is to fund these benefits on a pay-as-you-go basis. The amount of benefits paid under The Plans for the years ended December 31, 1995 and 1994 was approximately $1.7 million for both years.

    Pacific Mutual utilizes the accrual method of accounting for the costs of The Plans as prescribed by the Insurance Department of the State of California and amortizes its transition obligation of $26.7 million over twenty years.

    Components of net periodic postretirement benefit cost are as follows (In Thousands):

                                                  Years Ended December 31,
                                                      1995          1994
                                                  ---------------------------
        Service cost                              $        177  $        186
        Interest cost                                    1,921         1,790
        Amortization                                      (260)         (260)
                                                  ---------------------------
                                                         1,838         1,716
        Recognized transition obligation-net             1,336         1,337
                                                  ---------------------------
        Net periodic postretirement benefit cost  $      3,174  $      3,053
                                                  ---------------------------

    The following table presents The Plans' funded status reconciled with amounts recorded in other liabilities on Pacific Mutual's statement of financial position (In Thousands):

                                                          1995      1994
                                                   ------------------------
        Accumulated postretirement obligation:
          Retirees                                      $ 20,936  $ 20,580
          Fully eligible active plan participants          1,695     1,346
          Other active plan participants                   2,290     2,455
                                                   ------------------------
                                                          24,921    24,381
        Fair value of plan assets                              0         0
                                                   ------------------------
        Unfunded accumulated postretirement
         obligation                                       24,921    24,381
        Unrecognized net gain                                878       942
        Prior service cost                                 1,589     1,849
        Unrecognized transition obligation-net           (22,720)  (24,056)
                                                   ------------------------
        Accrued postretirement benefit liability        $  4,668  $  3,116
                                                   ------------------------

    The assumed health care cost trend rate used in measuring the accumulated benefit obligation was 10% for 1995 and 11% for 1994, and is assumed to decrease gradually to 5% in 2003 and remain at that level thereafter. The amount reported is materially affected by the health care cost trend rate assumptions. If the health care cost trend

                     Pacific Mutual Life Insurance Company

                         NOTES TO FINANCIAL STATEMENTS

10. PENSION PLAN AND OTHER POSTRETIREMENT BENEFITS (CONTINUED)

    rate assumptions were increased by 1%, the accumulated postretirement benefit obligation as of December 31, 1995 and 1994 would be increased by 10.9% and 11.2%, respectively. The effect of this change would increase the aggregate of the service, interest and amortization cost components of the net periodic benefit cost by 11.4% and 13.6%, respectively.

    The discount rate used in determining the accumulated postretirement benefit obligation is 7% and 8% for 1995 and 1994, respectively.

11. INVESTMENT COMMITMENTS

    Pacific Mutual has outstanding commitments to make investments in bonds and other invested assets as follows (In Thousands):

        Year ended December 31:
        -----------------------
         1996                 $ 179,551
         1997-2000               88,698
         2001 and thereafter     32,091
                              ---------
        Total                 $ 300,340
                              ---------

12. LITIGATION

    Pacific Mutual and its subsidiaries are respondents in a number of legal proceedings, some of which involve extra-contractual damages. In the opinion of management, the outcome of these proceedings is not likely to have a material adverse effect on the financial position of Pacific Mutual.

    --------------------------------------------------------------------------

                                   APPENDIX A

           TABLE OF NET CASH VALUE ACCUMULATION TEST SINGLE PREMIUMS
                          (PER $1 OF FUTURE BENEFITS)

AGE    FEMALE       MALE       UNISEX      AGE     FEMALE       MALE       UNISEX
---    -------     -------     -------     ---     -------     -------     -------
 0     0.07165     0.08697     0.08395     50      0.34637     0.40440     0.39273
 1     0.07178     0.08655     0.08364     51      0.35693     0.41653     0.40453
 2     0.07383     0.08901     0.08601     52      0.36775     0.42888     0.41655
 3     0.07602     0.09165     0.08857     53      0.37880     0.44143     0.42877
 4     0.07831     0.09441     0.09124     54      0.39008     0.45416     0.44119
 5     0.08072     0.09731     0.09405     55      0.40160     0.46704     0.45376
 6     0.08324     0.10038     0.09701     56      0.41336     0.48007     0.46650
 7     0.08589     0.10361     0.10012     57      0.42540     0.49324     0.47939
 8     0.08865     0.10702     0.10340     58      0.43774     0.50655     0.49246
 9     0.09155     0.11061     0.10686     59      0.45042     0.52002     0.50571
10     0.09457     0.11436     0.11047     60      0.46347     0.53364     0.51915
11     0.09773     0.11828     0.11423     61      0.47686     0.54739     0.53274
12     0.10100     0.12232     0.11813     62      0.49058     0.56124     0.54648
13     0.10438     0.12645     0.12211     63      0.50455     0.57516     0.56031
14     0.10788     0.13063     0.12615     64      0.51871     0.58909     0.57418
15     0.11146     0.13484     0.13024     65      0.53301     0.60301     0.58806
16     0.11515     0.13906     0.13435     66      0.54743     0.61689     0.60192
17     0.11895     0.14330     0.13850     67      0.56201     0.63072     0.61578
18     0.12285     0.14757     0.14269     68      0.57676     0.64453     0.62963
19     0.12689     0.15193     0.14699     69      0.59177     0.65831     0.64352
20     0.13106     0.15640     0.15140     70      0.60703     0.67206     0.65742
21     0.13538     0.16103     0.15595     71      0.62253     0.68574     0.67131
22     0.13985     0.16584     0.16069     72      0.63818     0.69929     0.68513
23     0.14449     0.17087     0.16564     73      0.65388     0.71262     0.69878
24     0.14930     0.17613     0.17081     74      0.66948     0.72564     0.71216
25     0.15429     0.18165     0.17622     75      0.68489     0.73828     0.72522
26     0.15946     0.18744     0.18188     76      0.70006     0.75052     0.73792
27     0.16482     0.19351     0.18780     77      0.71496     0.76238     0.75028
28     0.17038     0.19985     0.19398     78      0.72961     0.77391     0.76234
29     0.17613     0.20646     0.20042     79      0.74406     0.78517     0.77417
30     0.18209     0.21334     0.20711     80      0.75830     0.79621     0.78581
31     0.18825     0.22049     0.21407     81      0.77229     0.80702     0.79725
32     0.19462     0.22790     0.22127     82      0.78597     0.81756     0.80843
33     0.20122     0.23558     0.22874     83      0.79922     0.82774     0.81926
34     0.20805     0.24352     0.23646     84      0.81195     0.83745     0.82966
35     0.21510     0.25173     0.24443     85      0.82411     0.84665     0.83956
36     0.22239     0.26019     0.25266     86      0.83569     0.85536     0.84899
37     0.22990     0.26892     0.26114     87      0.84673     0.86362     0.85799
38     0.23761     0.27790     0.26987     88      0.85730     0.87153     0.86665
39     0.24554     0.28712     0.27883     89      0.86749     0.87920     0.87507
40     0.25366     0.29659     0.28802     90      0.87741     0.88679     0.88338
41     0.26197     0.30630     0.29745     91      0.88720     0.89444     0.89175
42     0.27047     0.31623     0.30709     92      0.89704     0.90237     0.90034
43     0.27917     0.32641     0.31697     93      0.90712     0.91083     0.90938
44     0.28807     0.33683     0.32707     94      0.91771     0.92013     0.91917
45     0.29719     0.34748     0.33742     95      0.92905     0.93048     0.92990
46     0.30654     0.35837     0.34800     96      0.94128     0.94201     0.94171
47     0.31613     0.36951     0.35881     97      0.95429     0.95459     0.95445
48     0.32597     0.38089     0.36986     98      0.96766     0.96774     0.96772
49     0.33604     0.39252     0.38118     99      0.98064     0.98064     0.98064

                                   APPENDIX B

                             GUIDELINE PREMIUM TEST

                           DEATH BENEFIT PERCENTAGES

 AGE   PERCENTAGE AGE PERCENTAGE AGE PERCENTAGE     AGE     PERCENTAGE
 ----  ---------- --- ---------- --- ---------- ----------- ----------
 0-40     250%    50     185%    60     130%        70         115%
  41      243     51     178     61     128         71         113
  42      236     52     171     62     126         72         111
  43      229     53     164     63     124         73         109
  44      222     54     157     64     122         74         107
  45      215     55     150     65     120        75-90       105
  46      209     56     146     66     119         91         104
  47      203     57     142     67     118         92         103
  48      197     58     138     68     117         93         102
  49      191     59     134     69     116     94 or older    101

                                 ILLUSTRATIONS

  The following tables illustrate how the death benefits, Accumulated Values and Net Cash Surrender Values of a hypothetical policy may vary over an extended period of time assuming hypothetical rates of return equivalent to constant gross annual rates of 0%, 6% and 12%.

  The policies illustrated include the following:

           Guideline Premium Test

     1. Age 40, Option A, $10,000 annual premium, Current Cost of In-surance Rates.
     2.    Age 40, Option A, $10,000 annual premium, Guaranteed Cost of
           Insurance Rates.
     3. Age 40, Option B, $10,000 annual premium, Current Cost of In-surance Rates.
     4.    Age 40, Option B, $10,000 annual premium, Guaranteed Cost of
           Insurance Rates.

           Cash Value Accumulation Test

     1.    Age 40, $10,000 annual premium, Current Cost of Insurance
           Rates.
     2.    Age 40, $10,000 annual premium, Guaranteed Cost of Insurance
           Rates.

  The values would be different from those shown if the gross annual investment rates of return averaged 0%, 6% or 12% over a period of years, but also fluctuated above or below those averages for individual policy years.

  The second column of each table, labeled "Total Premiums Paid Plus Interest at 5%," shows the amount which would accumulate if an amount equal to the annual premium (after taxes) were invested to earn interest at 5% compounded annually. All premium payments are illustrated as if they were made at the beginning of the year. These illustrations assume that no Policy loans have been made.

  The amounts shown for the death benefits, Accumulated Values and Net Cash Surrender Values reflect the fact that the net investment return on the Variable Accounts is lower than the gross investment return on the assets as a result of charges levied against the Variable Accounts. These values also take into account the premium loads, the administrative charges and the mortality and expense risk charges. The daily investment advisory fee is assumed to be equivalent to an annual weighted rate of 0.64% of the aggregate average daily net assets of the Fund. This hypothetical rate is representative of the weighted average investment advisory fee applicable to the twelve Portfolios of the Fund available as options under the Policy. The amounts shown would differ if unisex rates were used or if the Insureds were females and female rates were used. On those illustrations assuming current rates, the amounts would also differ if either Insured were a smoker and smoker rates were used.


  The tables also reflect other expenses of the Fund at the weighted rate of 0.23% of the average daily net assets of a Portfolio, which amounts to 0.87% of the average daily net assets of a Portfolio including the investment advisory fee, and any foreign taxes. For the year ended December 31, 1995, the total expenses of each Portfolio were the following percentages of the average daily net assets of the Portfolios: 0.53% for the Money Market Portfolio; 0.83% for the Equity Income Portfolio; 0.84% for the Multi-Strategy Portfolio; 1.42% for the International Portfolio; 0.76% for the Managed Bond Portfolio; 0.82% for the Government Securities Portfolio; 0.77% for the High Yield Bond Portfolio; 0.79% for the Growth Portfolio; 0.94% for the Growth LT Portfolio; and 0.42% for the Equity Index Portfolio. For Aggressive Equity and Emerging Markets Portfolios, which had not commenced operations as of December 31, 1995, it is estimated that operating expenses, including advisory fees and foreign taxes, after the expense limitation described below, will be 1.04% and 1.58% of average daily net assets, respectively. We have agreed, until at least December 31, 1997, to waive our fees or otherwise reimburse each Portfolio for its operating expenses to the extent that such expenses, exclusive of advisory fees, additional custodial charges associated with holding foreign securities, foreign taxes on dividends, interest and gains, and extraordinary expenses, exceed 0.25% of any Portfolio's average daily net assets. We began this expense reimbursement policy in April 1989. Such expenses of the Portfolios for the year ending December 31, 1995 did not exceed the 0.25% expense caps. In the absence of this policy, it is estimated that the Emerging Markets Portfolio's total expenses, including advisory fees and foreign taxes for the Fund's current year ending December 31, 1996 will be 1.63%. There can be no assurance that the expense reimbursement arrangement will continue after December 31, 1997, and any unreimbursed expenses would be reflected in the Policy Owner's Accumulated Value and in some instances, the death benefit.

  After deduction of the charges and Fund expenses described above, the illustrated gross annual investment rates of return of 0%, 6% and 12% correspond to approximate net annual rates of return of -0.90%, 5.05%, and 10.99%. The hypothetical values shown in the tables do not reflect any charges against the Variable Accounts for income taxes that may be attributable to the Variable Accounts in the future, since we are not currently making these charges.

  We will furnish upon request a comparable illustration reflecting the proposed Insured's Age, Underwriting Class, Face Amount, death benefit and premium amounts requested. In addition, upon request, illustrations will be furnished reflecting allocation of premiums to specified Variable Accounts. Such illustrations will reflect the expenses of the Portfolio of the Fund in which the Variable Account invests. Illustrations that use a hypothetical gross rate of return in excess of 12% are available to certain large institutional investors upon request.

                   FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE

ILLUSTRATION OF DEATH BENEFITS, ACCUMULATED VALUES AND NET CASH SURRENDER VALUES
                  BASED ON CURRENT COST OF INSURANCE CHARGES

ISSUE AGE: 40                                              FACE AMOUNT: $559,456
CLASS: MALE NONSMOKER                                    DEATH BENEFIT OPTION: A
GUIDELINE PREMIUM TEST                                   ANNUAL PREMIUM: $10,000

                   TOTAL
                 PREMIUMS          END OF YEAR DEATH BENEFIT ASSUMING
    END OF       PAID PLUS    HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN OF
    POLICY      INTEREST AT   ----------------------------------------------
     YEAR           5%              0%              6%               12%
    ------      -----------   -------------    -------------    ------------
       1          $ 10,500       $559,456         $559,456       $  559,456
       2          $ 21,525       $559,456         $559,456       $  559,456
       3          $ 33,101       $559,456         $559,456       $  559,456
       4          $ 45,256       $559,456         $559,456       $  559,456
       5          $ 58,019       $559,456         $559,456       $  559,456
       6          $ 71,420       $559,456         $559,456       $  559,456
       7          $ 85,491       $559,456         $559,456       $  559,456
       8          $100,266       $559,456         $559,456       $  559,456
       9          $115,779       $559,456         $559,456       $  559,456
      10          $132,068       $559,456         $559,456       $  559,456
      15          $226,575       $559,456         $559,456       $  559,456
      20          $347,193       $559,456         $559,456       $  662,798
      25          $501,135       $559,456         $559,456       $1,085,282
      30          $697,608       $559,456         $571,179       $1,790,060
      35          $948,363       $559,456         $723,077       $2,811,093

            END OF YEAR ACCUMULATED VALUE       END OF YEAR NET CASH SURRENDER VALUE
          ASSUMING HYPOTHETICAL GROSS ANNUAL     ASSUMING HYPOTHETICAL GROSS ANNUAL
END OF           INVESTMENT RETURN OF                  INVESTMENT RETURN OF
POLICY    ----------------------------------    ------------------------------------
 YEAR        0%          6%          12%            0%         6%          12%
------    --------   ----------  -----------    --------   ----------  -------------
   1      $  5,271   $  5,641    $    6,011     $  3,313    $  3,683    $    4,053
   2      $ 10,742   $ 11,818    $   12,940     $ 10,037    $ 11,113    $   12,235
   3      $ 16,848   $ 19,030    $   21,392     $ 14,890    $ 17,072    $   19,433
   4      $ 24,196   $ 27,978    $   32,217     $ 22,238    $ 26,020    $   30,258
   5      $ 31,428   $ 37,317    $   44,160     $ 29,470    $ 35,359    $   42,202
   6      $ 38,498   $ 47,018    $   57,292     $ 36,931    $ 45,452    $   55,725
   7      $ 45,401   $ 57,093    $   71,733     $ 44,226    $ 55,918    $   70,558
   8      $ 52,155   $ 67,573    $   87,639     $ 51,371    $ 66,790    $   86,856
   9      $ 58,783   $ 78,505    $  105,194     $ 58,392    $ 78,113    $  104,802
  10      $ 65,432   $ 90,061    $  124,734     $ 65,432    $ 90,061    $  124,734
  15      $ 97,852   $158,380    $  262,927     $ 97,852    $158,380    $  262,927
  20      $124,387   $242,139    $  494,625     $124,387    $242,139    $  494,625
  25      $145,071   $351,297    $  889,576     $145,071    $351,297    $  889,576
  30      $150,108   $492,395    $1,543,155     $150,108    $492,395    $1,543,155
  35      $125,961   $675,773    $2,627,190     $125,961    $675,773    $2,627,190

-----------
All premium payments are illustrated as if made at the beginning of the policy year.

This illustration assumes no policy loans have been made.

THE DEATH BENEFITS, ACCUMULATED VALUES AND THE CASH SURRENDER VALUES WILL DIFFER IF PREMIUMS ARE PAID IN DIFFERENT AMOUNTS OR FREQUENCIES.

THE HYPOTHETICAL INVESTMENT RATES SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED TO REPRESENT PAST OR FUTURE INVESTMENT RESULTS. ACTUAL RATES MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE TO VARIABLE ACCOUNTS AND THE EXPERIENCE OF THE ACCOUNTS. NO REPRESENTATION CAN BE MADE THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

THIS IS AN ILLUSTRATION ONLY. AN ILLUSTRATION IS NOT INTENDED TO PREDICT ACTUAL PERFORMANCE. INTEREST RATES, DIVIDENDS, AND VALUES SET FORTH IN THE ILLUSTRATION ARE NOT GUARANTEED.

                   FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE

ILLUSTRATION OF DEATH BENEFITS, ACCUMULATED VALUES AND NET CASH SURRENDER VALUES
                 BASED ON GUARANTEED COST OF INSURANCE CHARGES

ISSUE AGE: 40                                              FACE AMOUNT: $559,456
CLASS: MALE NONSMOKER                                    DEATH BENEFIT OPTION: A
GUIDELINE PREMIUM TEST                                   ANNUAL PREMIUM: $10,000

                   TOTAL
                 PREMIUMS          END OF YEAR DEATH BENEFIT ASSUMING
    END OF       PAID PLUS    HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN OF
    POLICY      INTEREST AT   ----------------------------------------------
     YEAR           5%              0%              6%               12%
    ------      -----------   -------------    -------------    ------------
       1          $ 10,500       $559,456         $559,456       $  559,456
       2          $ 21,525       $559,456         $559,456       $  559,456
       3          $ 33,101       $559,456         $559,456       $  559,456
       4          $ 45,256       $559,456         $559,456       $  559,456
       5          $ 58,019       $559,456         $559,456       $  559,456
       6          $ 71,420       $559,456         $559,456       $  559,456
       7          $ 85,491       $559,456         $559,456       $  559,456
       8          $100,266       $559,456         $559,456       $  559,456
       9          $115,779       $559,456         $559,456       $  559,456
      10          $132,068       $559,456         $559,456       $  559,456
      15          $226,575       $559,456         $559,456       $  559,456
      20          $347,193       $559,456         $559,456       $  586,468
      25          $501,135       $559,456         $559,456       $  957,399
      30          $697,608       $559,456         $559,456       $1,569,416
      35          $948,363       $      0*        $559,456       $2,450,636

            END OF YEAR ACCUMULATED VALUE       END OF YEAR NET CASH SURRENDER VALUE
          ASSUMING HYPOTHETICAL GROSS ANNUAL     ASSUMING HYPOTHETICAL GROSS ANNUAL
END OF           INVESTMENT RETURN OF                  INVESTMENT RETURN OF
POLICY    ----------------------------------    ------------------------------------
 YEAR        0%          6%          12%            0%         6%          12%
------    --------   ----------  -----------    --------   ----------  -------------
   1      $ 5,199     $  5,565    $    5,933     $ 3,240    $  3,607    $    3,975
   2      $10,361     $ 11,421    $   12,527     $ 9,657    $ 10,717    $   11,822
   3      $16,042     $ 18,171    $   20,479     $14,083    $ 16,213    $   18,521
   4      $22,830     $ 26,493    $   30,606     $20,872    $ 24,535    $   28,648
   5      $29,367     $ 35,034    $   41,633     $27,409    $ 33,076    $   39,675
   6      $35,640     $ 43,788    $   53,644     $34,073    $ 42,222    $   52,077
   7      $41,650     $ 52,769    $   66,746     $40,475    $ 51,594    $   65,571
   8      $47,389     $ 61,976    $   81,052     $46,606    $ 61,193    $   80,269
   9      $52,890     $ 71,456    $   96,732     $52,498    $ 71,065    $   96,340
  10      $58,264     $ 81,344    $  114,070     $58,264    $ 81,344    $  114,070
  15      $81,841     $137,391    $  234,937     $81,841    $137,391    $  234,937
  20      $94,594     $201,236    $  437,662     $94,594    $201,236    $  437,662
  25      $92,750     $278,240    $  784,753     $92,750    $278,240    $  784,753
  30      $62,957     $371,413    $1,352,945     $62,957    $371,413    $1,352,945
  35      $     0*    $497,321    $2,290,314     $     0*   $497,321    $2,290,314

-----------
All premium payments are illustrated as if made at the beginning of the policy year.

This illustration assumes no policy loans have been made.

*Additional payment will be required to prevent policy termination.

THE DEATH BENEFITS, ACCUMULATED VALUES AND THE CASH SURRENDER VALUES WILL DIFFER IF PREMIUMS ARE PAID IN DIFFERENT AMOUNTS OR FREQUENCIES.

THE HYPOTHETICAL INVESTMENT RATES SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED TO REPRESENT PAST OR FUTURE INVESTMENT RESULTS. ACTUAL RATES MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE TO VARIABLE ACCOUNTS AND THE EXPERIENCE OF THE ACCOUNTS. NO REPRESENTATION CAN BE MADE THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

THIS IS AN ILLUSTRATION ONLY. AN ILLUSTRATION IS NOT INTENDED TO PREDICT ACTUAL PERFORMANCE. INTEREST RATES, DIVIDENDS, AND VALUES SET FORTH IN THE ILLUSTRATION ARE NOT GUARANTEED.

                   FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE

ILLUSTRATION OF DEATH BENEFITS, ACCUMULATED VALUES AND NET CASH SURRENDER VALUES
                  BASED ON CURRENT COST OF INSURANCE CHARGES

ISSUE AGE: 40                                              FACE AMOUNT: $171,518
CLASS: MALE NONSMOKER                                    DEATH BENEFIT OPTION: B
GUIDELINE PREMIUM TEST                                   ANNUAL PREMIUM: $10,000

                   TOTAL
                 PREMIUMS          END OF YEAR DEATH BENEFIT ASSUMING
    END OF       PAID PLUS    HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN OF
    POLICY      INTEREST AT   ----------------------------------------------
     YEAR           5%              0%              6%               12%
    ------      -----------   -------------    -------------    ------------
       1          $ 10,500       $177,387         $177,761       $  178,135
       2          $ 21,525       $184,780         $185,981       $  187,228
       3          $ 33,101       $193,216         $195,786       $  198,549
       4          $ 45,256       $201,509         $206,006       $  211,017
       5          $ 58,019       $209,691         $216,687       $  224,782
       6          $ 71,420       $217,887         $227,983       $  240,116
       7          $ 85,491       $225,927         $239,738       $  256,986
       8          $100,266       $233,816         $251,976       $  275,555
       9          $115,779       $241,553         $264,714       $  295,991
      10          $132,068       $249,145         $277,978       $  318,489
      15          $226,575       $287,130         $356,781       $  479,187
      20          $347,193       $321,216         $454,330       $  758,613
      25          $501,135       $352,683         $579,462       $1,230,120
      30          $697,608       $376,305         $732,380       $2,018,359
      35          $948,363       $387,306         $915,127       $3,160,250

            END OF YEAR ACCUMULATED VALUE       END OF YEAR NET CASH SURRENDER VALUE
          ASSUMING HYPOTHETICAL GROSS ANNUAL     ASSUMING HYPOTHETICAL GROSS ANNUAL
END OF           INVESTMENT RETURN OF                  INVESTMENT RETURN OF
POLICY    ----------------------------------    ------------------------------------
 YEAR        0%          6%          12%            0%         6%          12%
------    --------   ----------  -----------    --------   ----------  -------------
   1      $  5,869   $  6,243    $    6,617     $  5,715    $  6,089    $    6,464
   2      $ 13,262   $ 14,463    $   15,710     $ 13,741    $ 14,942    $   16,188
   3      $ 21,698   $ 24,268    $   27,031     $ 21,097    $ 23,668    $   26,430
   4      $ 29,991   $ 34,488    $   39,499     $ 29,391    $ 33,887    $   38,899
   5      $ 38,173   $ 45,169    $   53,264     $ 37,573    $ 44,569    $   52,664
   6      $ 46,369   $ 56,465    $   68,598     $ 45,889    $ 55,984    $   68,117
   7      $ 54,409   $ 68,220    $   85,468     $ 54,048    $ 67,860    $   85,108
   8      $ 62,298   $ 80,458    $  104,037     $ 62,058    $ 80,218    $  103,797
   9      $ 70,035   $ 93,196    $  124,473     $ 69,915    $ 93,076    $  124,353
  10      $ 77,627   $106,460    $  146,971     $ 77,627    $106,460    $  146,971
  15      $115,612   $185,263    $  305,215     $115,612    $185,263    $  305,215
  20      $149,698   $282,812    $  566,129     $149,698    $282,812    $  566,129
  25      $181,165   $407,944    $1,008,295     $181,165    $407,944    $1,008,295
  30      $204,787   $560,862    $1,739,965     $204,787    $560,862    $1,739,965
  35      $215,788   $743,609    $2,953,505     $215,788    $743,609    $2,953,505

-----------
All premium payments are illustrated as if made at the beginning of the policy year.

This illustration assumes no policy loans have been made.

THE DEATH BENEFITS, ACCUMULATED VALUES AND THE CASH SURRENDER VALUES WILL DIFFER IF PREMIUMS ARE PAID IN DIFFERENT AMOUNTS OR FREQUENCIES.

THE HYPOTHETICAL INVESTMENT RATES SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED TO REPRESENT PAST OR FUTURE INVESTMENT RESULTS. ACTUAL RATES MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE TO VARIABLE ACCOUNTS AND THE EXPERIENCE OF THE ACCOUNTS. NO REPRESENTATION CAN BE MADE THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

THIS IS AN ILLUSTRATION ONLY. AN ILLUSTRATION IS NOT INTENDED TO PREDICT ACTUAL PERFORMANCE. INTEREST RATES, DIVIDENDS, AND VALUES SET FORTH IN THE ILLUSTRATION ARE NOT GUARANTEED.

                   FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE

ILLUSTRATION OF DEATH BENEFITS, ACCUMULATED VALUES AND NET CASH SURRENDER VALUES
                 BASED ON GUARANTEED COST OF INSURANCE CHARGES

ISSUE AGE: 40                                              FACE AMOUNT: $171,518
CLASS: MALE NONSMOKER                                    DEATH BENEFIT OPTION: B
GUIDELINE PREMIUM TEST                                   ANNUAL PREMIUM: $10,000

                   TOTAL
                 PREMIUMS          END OF YEAR DEATH BENEFIT ASSUMING
    END OF       PAID PLUS    HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN OF
    POLICY      INTEREST AT   ----------------------------------------------
     YEAR           5%              0%              6%               12%
    ------      -----------   -------------    -------------    ------------
       1          $ 10,500       $177,364         $177,737       $  178,111
       2          $ 21,525       $184,639         $185,834       $  187,075
       3          $ 33,101       $192,919         $195,470       $  198,213
       4          $ 45,256       $201,013         $205,466       $  210,430
       5          $ 58,019       $208,952         $215,864       $  223,867
       6          $ 71,420       $216,869         $226,825       $  238,799
       7          $ 85,491       $224,597         $238,191       $  255,186
       8          $100,266       $232,132         $249,976       $  273,172
       9          $115,779       $239,474         $262,192       $  292,917
      10          $132,068       $246,619         $274,852       $  314,590
      15          $226,575       $281,473         $349,061       $  465,909
      20          $347,193       $310,655         $438,624       $  725,525
      25          $501,135       $334,389         $549,932       $1,165,747
      30          $697,608       $347,552         $681,637       $1,894,734
      35          $948,363       $344,883         $833,112       $2,944,337

            END OF YEAR ACCUMULATED VALUE       END OF YEAR NET CASH SURRENDER VALUE
          ASSUMING HYPOTHETICAL GROSS ANNUAL     ASSUMING HYPOTHETICAL GROSS ANNUAL
END OF           INVESTMENT RETURN OF                  INVESTMENT RETURN OF
POLICY    ----------------------------------    ------------------------------------
 YEAR        0%          6%          12%            0%         6%          12%
------    --------   ----------  -----------    --------   ----------  -------------
   1      $  5,846   $  6,219    $    6,593     $  5,693    $  6,066    $    6,440
   2      $ 13,121   $ 14,316    $   15,557     $ 13,600    $ 14,795    $   16,036
   3      $ 21,401   $ 23,952    $   26,695     $ 20,801    $ 23,352    $   26,094
   4      $ 29,495   $ 33,948    $   38,912     $ 28,895    $ 33,347    $   38,312
   5      $ 37,434   $ 44,346    $   52,349     $ 36,833    $ 43,746    $   51,749
   6      $ 45,351   $ 55,307    $   67,281     $ 44,871    $ 54,827    $   66,800
   7      $ 53,079   $ 66,673    $   83,668     $ 52,719    $ 66,313    $   83,308
   8      $ 60,614   $ 78,458    $  101,654     $ 60,374    $ 78,217    $  101,414
   9      $ 67,956   $ 90,674    $  121,399     $ 67,836    $ 90,554    $  121,279
  10      $ 75,101   $103,334    $  143,072     $ 75,101    $103,334    $  143,072
  15      $109,955   $177,543    $  294,391     $109,955    $177,543    $  294,391
  20      $139,137   $267,106    $  541,436     $139,137    $267,106    $  541,436
  25      $162,871   $378,414    $  955,530     $162,871    $378,414    $  955,530
  30      $176,034   $510,119    $1,633,392     $176,034    $510,119    $1,633,392
  35      $173,365   $661,594    $2,751,717     $173,365    $661,594    $2,751,717

-----------
All premium payments are illustrated as if made at the beginning of the policy year.

This illustration assumes no policy loans have been made.

THE DEATH BENEFITS, ACCUMULATED VALUES AND THE CASH SURRENDER VALUES WILL DIFFER IF PREMIUMS ARE PAID IN DIFFERENT AMOUNTS OR FREQUENCIES.

THE HYPOTHETICAL INVESTMENT RATES SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED TO REPRESENT PAST OR FUTURE INVESTMENT RESULTS. ACTUAL RATES MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE TO VARIABLE ACCOUNTS AND THE EXPERIENCE OF THE ACCOUNTS. NO REPRESENTATION CAN BE MADE THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

THIS IS AN ILLUSTRATION ONLY. AN ILLUSTRATION IS NOT INTENDED TO PREDICT ACTUAL PERFORMANCE. INTEREST RATES, DIVIDENDS, AND VALUES SET FORTH IN THE ILLUSTRATION ARE NOT GUARANTEED.

                   FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE

ILLUSTRATION OF DEATH BENEFITS, ACCUMULATED VALUES AND NET CASH SURRENDER VALUES
                  BASED ON CURRENT COST OF INSURANCE CHARGES

ISSUE AGE: 40                                              FACE AMOUNT: $559,456
CLASS: MALE NONSMOKER
CASH VALUE ACCUMULATION TEST                             ANNUAL PREMIUM: $10,000

                   TOTAL
                 PREMIUMS          END OF YEAR DEATH BENEFIT ASSUMING
    END OF       PAID PLUS    HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN OF
    POLICY      INTEREST AT   ----------------------------------------------
     YEAR           5%              0%              6%               12%
    ------      -----------   -------------    -------------    ------------
       1          $ 10,500       $559,456         $559,456       $  559,456
       2          $ 21,525       $559,456         $559,456       $  559,456
       3          $ 33,101       $559,456         $559,456       $  559,456
       4          $ 45,256       $559,456         $559,456       $  559,456
       5          $ 58,019       $559,456         $559,456       $  559,456
       6          $ 71,420       $559,456         $559,456       $  559,456
       7          $ 85,491       $559,456         $559,456       $  559,456
       8          $100,266       $559,456         $559,456       $  559,456
       9          $115,779       $559,456         $559,456       $  559,456
      10          $132,068       $559,456         $559,456       $  559,456
      15          $226,575       $559,456         $559,456       $  578,901
      20          $347,193       $559,456         $559,456       $  937,574
      25          $501,135       $559,456         $595,792       $1,452,653
      30          $697,608       $559,456         $730,565       $2,180,416
      35          $948,363       $559,456         $867,516       $3,208,254

            END OF YEAR ACCUMULATED VALUE       END OF YEAR NET CASH SURRENDER VALUE
          ASSUMING HYPOTHETICAL GROSS ANNUAL     ASSUMING HYPOTHETICAL GROSS ANNUAL
END OF           INVESTMENT RETURN OF                  INVESTMENT RETURN OF
POLICY    ----------------------------------    ------------------------------------
 YEAR        0%          6%          12%            0%         6%           12%
------    --------   ----------  -----------    --------   ----------  -------------
   1      $  5,271   $  5,641    $    6,011     $  3,313    $  3,683    $    4,053
   2      $ 10,742   $ 11,818    $   12,940     $ 10,037    $ 11,113    $   12,235
   3      $ 16,848   $ 19,030    $   21,392     $ 14,890    $ 17,072    $   19,433
   4      $ 24,196   $ 27,978    $   32,217     $ 22,238    $ 26,020    $   30,258
   5      $ 31,428   $ 37,317    $   44,160     $ 29,470    $ 35,359    $   42,202
   6      $ 38,498   $ 47,018    $   57,292     $ 36,931    $ 45,452    $   55,725
   7      $ 45,401   $ 57,093    $   71,733     $ 44,226    $ 55,918    $   70,558
   8      $ 52,155   $ 67,573    $   87,639     $ 51,371    $ 66,790    $   86,856
   9      $ 58,783   $ 78,505    $  105,194     $ 58,392    $ 78,113    $  104,802
  10      $ 65,432   $ 90,061    $  124,734     $ 65,432    $ 90,061    $  124,734
  15      $ 97,852   $158,380    $  262,912     $ 97,852    $158,380    $  262,912
  20      $124,387   $242,139    $  487,560     $124,387    $242,139    $  487,560
  25      $145,071   $350,976    $  855,746     $145,071    $350,976    $  855,746
  30      $150,108   $480,937    $1,435,386     $150,108    $480,937    $1,435,386
  35      $125,961   $629,502    $2,328,030     $125,961    $629,502    $2,328,030

-----------
All premium payments are illustrated as if made at the beginning of the policy year.

This illustration assumes no policy loans have been made.

THE DEATH BENEFITS, ACCUMULATED VALUES AND THE CASH SURRENDER VALUES WILL DIFFER IF PREMIUMS ARE PAID IN DIFFERENT AMOUNTS OR FREQUENCIES.

THE HYPOTHETICAL INVESTMENT RATES SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED TO REPRESENT PAST OR FUTURE INVESTMENT RESULTS. ACTUAL RATES MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE TO VARIABLE ACCOUNTS AND THE EXPERIENCE OF THE ACCOUNTS. NO REPRESENTATION CAN BE MADE THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

THIS IS AN ILLUSTRATION ONLY. AN ILLUSTRATION IS NOT INTENDED TO PREDICT ACTUAL PERFORMANCE. INTEREST RATES, DIVIDENDS, AND VALUES SET FORTH IN THE ILLUSTRATION ARE NOT GUARANTEED.

                   FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE

ILLUSTRATION OF DEATH BENEFITS, ACCUMULATED VALUES AND NET CASH SURRENDER VALUES
                 BASED ON GUARANTEED COST OF INSURANCE CHARGES

ISSUE AGE: 40                                              FACE AMOUNT: $559,456
CLASS: MALE NONSMOKER
CASH VALUE ACCUMULATION TEST                             ANNUAL PREMIUM: $10,000

                   TOTAL
                 PREMIUMS          END OF YEAR DEATH BENEFIT ASSUMING
    END OF       PAID PLUS    HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN OF
    POLICY      INTEREST AT   ----------------------------------------------
     YEAR           5%              0%              6%               12%
    ------      -----------   -------------    -------------    ------------
       1          $ 10,500       $559,456         $559,456       $  559,456
       2          $ 21,525       $559,456         $559,456       $  559,456
       3          $ 33,101       $559,456         $559,456       $  559,456
       4          $ 45,256       $559,456         $559,456       $  559,456
       5          $ 58,019       $559,456         $559,456       $  559,456
       6          $ 71,420       $559,456         $559,456       $  559,456
       7          $ 85,491       $559,456         $559,456       $  559,456
       8          $100,266       $559,456         $559,456       $  559,456
       9          $115,779       $559,456         $559,456       $  559,456
      10          $132,068       $559,456         $559,456       $  559,456
      15          $226,575       $559,456         $559,456       $  559,456
      20          $347,193       $559,456         $559,456       $  825,227
      25          $501,135       $559,456         $559,456       $1,245,491
      30          $697,608       $559,456         $564,167       $1,813,364
      35          $948,363       $      0*        $661,882       $2,585,732

            END OF YEAR ACCUMULATED VALUE       END OF YEAR NET CASH SURRENDER VALUE
          ASSUMING HYPOTHETICAL GROSS ANNUAL     ASSUMING HYPOTHETICAL GROSS ANNUAL
END OF           INVESTMENT RETURN OF                  INVESTMENT RETURN OF
POLICY    ----------------------------------    ------------------------------------
 YEAR        0%          6%          12%            0%         6%          12%
------    --------   ----------  -----------    --------   ----------  -------------
   1       $ 5,199    $  5,565   $    5,933      $ 3,240    $  3,607    $    3,975
   2       $10,361    $ 11,421   $   12,527      $ 9,657    $ 10,717    $   11,822
   3       $16,042    $ 18,171   $   20,479      $14,083    $ 16,213    $   18,521
   4       $22,830    $ 26,493   $   30,606      $20,872    $ 24,535    $   28,648
   5       $29,367    $ 35,034   $   41,633      $27,409    $ 33,076    $   39,675
   6       $35,640    $ 43,788   $   53,644      $34,073    $ 42,222    $   52,077
   7       $41,650    $ 52,769   $   66,746      $40,475    $ 51,594    $   65,571
   8       $47,389    $ 61,976   $   81,052      $46,606    $ 61,193    $   80,269
   9       $52,890    $ 71,456   $   96,732      $52,498    $ 71,065    $   96,340
  10       $58,264    $ 81,344   $  114,070      $58,264    $ 81,344    $  114,070
  15       $81,841    $137,391   $  234,937      $81,841    $137,391    $  234,937
  20       $94,594    $201,236   $  429,137      $94,594    $201,236    $  429,137
  25       $92,750    $278,240   $  733,709      $92,750    $278,240    $  733,709
  30       $62,957    $371,395   $1,193,752      $62,957    $371,395    $1,193,752
  35       $     0*   $480,287   $1,876,305      $     0*   $480,287    $1,876,305

-----------
All premium payments are illustrated as if made at the beginning of the policy year.

This illustration assumes no policy loans have been made.

*Additional payment will be required to prevent policy termination.

THE DEATH BENEFITS, ACCUMULATED VALUES AND THE CASH SURRENDER VALUES WILL DIFFER IF PREMIUMS ARE PAID IN DIFFERENT AMOUNTS OR FREQUENCIES.

THE HYPOTHETICAL INVESTMENT RATES SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED TO REPRESENT PAST OR FUTURE INVESTMENT RESULTS. ACTUAL RATES MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE TO VARIABLE ACCOUNTS AND THE EXPERIENCE OF THE ACCOUNTS. NO REPRESENTATION CAN BE MADE THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

THIS IS AN ILLUSTRATION ONLY. AN ILLUSTRATION IS NOT INTENDED TO PREDICT ACTUAL PERFORMANCE. INTEREST RATES, DIVIDENDS, AND VALUES SET FORTH IN THE ILLUSTRATION ARE NOT GUARANTEED.

                       [LOGO of PACIFIC SELECT CHOICE]


               Issued By:                        Principal Underwriter:


 Pacific Mutual Life Insurance Company    Pacific Mutual Distributors, Inc.
        700 Newport Center Drive                   Member: NASD/SIPC
             P.O. Box 9000                      700 Newport Center Drive
    Newport Beach, California 92660                  P.O. Box 9000
                                            Newport Beach, California 92660

                                 Sponsored by:

                           [LOGO of PACIFIC MUTUAL]

                     PACIFIC MUTUAL LIFE INSURANCE COMPANY
                           700 NEWPORT CENTER DRIVE
                                NEWPORT BEACH,
                                   CA 92660

                                Distributed by:

                  [LOGO of PACIFIC MUTUAL DISTRIBUTORS, INC.]

                     Pacific Mutual Distributors, Inc.

                            Member NASD & SIPC

                        700 NEWPORT CENTER DRIVE, NB-3
                            NEWPORT BEACH, CA 92660
                                1-800-800-7681


FORM NO. 15-19044-03

Pacific Select Choice

PART II. ADDITIONAL INFORMATION NOT REQUIRED IN PROSPECTUS

Contents of Registration Statement

This Registration Statement on Form S-6 comprises the following papers and documents:

The facing sheet.
The cross-reference sheet.
The Prospectus consisting of 79 pages (including illustrations).
The undertaking to file reports.
Notice pursuant to Paragraph (b)(13)(i) under Rule 6e-3(T).
The Signatures.
Written consent of the following person (included in the exhibits shown below):

Deloitte & Touche LLP, Independent Public Accountant

The following exhibits:

1.(1) Resolution of the Board of Directors of the Depositor dated November 22, 1989 and copies of the Memoranda concerning Pacific Select Exec Separate Account dated May 12, 1988 and January 26, 1993.

(2)  Inapplicable

(3)(a) Distribution Agreement Between Pacific Mutual Life Insurance Company and Pacific Equities Network

(b) Form of Selling Agreement Between Pacific Equities Network and Various Broker-Dealers

(4) Inapplicable

(5)(a) Flexible Premium Variable Life Insurance Policy

(b) Waiver of Charges Rider

(c) Accidental Death Rider

(d) Guaranteed Insurability Rider

(e) Added Protection Benefit Rider

(f) Annual Renewal and Convertible Term Rider

(g) Exchange of Insured Rider

(h) Children's Term Rider

(i) Accelerated Living Benefit Rider

(j) Aviation Rider

(k) Endorsement Amending Suicide Exclusion Provision

(l) Disability Benefit Rider

(6)(a) Articles of Incorporation of Pacific Mutual Life Insurance Company

(b) Bylaws of Pacific Mutual Life Insurance Company

(7) Inapplicable

(8) Inapplicable

(9) Participation Agreement between Pacific Mutual Life Insurance Company and Pacific Select Fund

(10) Applications for Flexible Premium Variable Life Insurance Policy and General Questionnaire

2. See Exhibit 1.(5)

3. Form of Opinion and consent of legal officer of Pacific Mutual as to legality of Policies being registered

4. Inapplicable

5. Inapplicable

6.(a) Consent of Independent Accountants

(b) Consent of Dechert Price & Rhoads

7. Opinion of Actuary

8. Memorandum Describing Issuance, Transfer and Redemption Procedures

9.  Exhibit Regarding Adjustment for Conversion to a Non-Flexible Contract

10. Power of Attorney

11. Inapplicable

12. Inapplicable

13. Inapplicable

14. Inapplicable

15. Inapplicable

16. Inapplicable

17. Financial Data Schedule - December 31, 1995

                          UNDERTAKING TO FILE REPORTS


     Subject to the terms and conditions of section 15(d) of the Securities Exchange Act of 1934, the undersigned Registrant hereby undertakes to file with the Securities and Exchange Commission such supplementary and periodic information, documents and reports as may be prescribed by any rule or regulation of the Commission heretofore or hereafter duly adopted pursuant to authority conferred in that section.

                    NOTICE PURSUANT TO PARAGRAPH (b)(13)(i)
                               UNDER RULE 6e-3(T)

     Registrant hereby notifies the Securities and Exchange Commission that it elects to be governed by subparagraph (A) of Rule 6e-3(T)(b)(13)(i) for purposes of determining the maximum permitted sales load.

           REPRESENTATIONS, DESCRIPTION AND UNDERTAKINGS PURSUANT TO
              PARAGRAPH (b)(13)(iii)(F) OF RULE 6e-3(T) UNDER THE
                         INVESTMENT COMPANY ACT OF 1940

     Registrant makes the following representations:

          (1) Section 6e-3(T)(b)(13)(iii)(F) is being relied upon.

          (2) The level of the mortality and expense risk charge is within the range of industry practice for comparable flexible premium variable life insurance policies.

          (3) Pacific Mutual has concluded that there is a reasonable likelihood that the distribution financing arrangement of the Pacific Select Exec Separate Account will benefit the Separate Account and the Policy Owners.

          (4) The Separate Account will invest only in management companies which have undertaken to have a board of directors, a majority of whom are not interested persons of the company, formulate and approve any plan under the Rule 12b-1 to finance distribution expenses.

     The methodology used to support the representation made in paragraph (2) above was to analyze a sample of flexible premium variable life policies and one scheduled premium variable life policy, all of which are currently available for sale and which contain similar guarantees, and some of which are sold in similar markets. Registrant undertakes to keep and make available to the Commission on request the documents used to support the representation in paragraph (2) above and a memorandum setting forth the basis for the representation in paragraph (3) above.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the registrant, Pacific Select Exec Separate Account of Pacific Mutual Life Insurance Company certifies that it meets all of the requirements for effectiveness pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment No. 4 to the Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized, all in the City of Newport Beach, and State of California, on this 25th day of March, 1996.

                                      PACIFIC SELECT EXEC SEPARATE ACCOUNT
                                                  (Registrant)


                                      BY:  PACIFIC MUTUAL LIFE INSURANCE COMPANY
                                                  (Depositor)



                                      BY:  _____________________________________
                                           Thomas C. Sutton*
                                           Chairman & Chief Executive Officer



*BY: /s/DAVID R. CARMICHAEL
     David R. Carmichael
     as attorney-in-fact



(Power of Attorney is contained in Exhibit 10 of this Post-Effective Amendment No. 4 to the Registration Statement of Pacific Select Exec Separate Account, File No. 33-57908.)

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, Pacific Mutual Life Insurance Company certifies that it meets all of the requirements for effectiveness pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment No. 4 to the Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized, all in the City of Newport Beach, and State of California, on this 25th day of March, 1996.


                                      PACIFIC MUTUAL LIFE INSURANCE COMPANY
                                                  (Registrant)



                                      BY:  _____________________________________
                                           Thomas C. Sutton*
                                           Chairman & Chief Executive Officer


*BY: /s/DAVID R. CARMICHAEL
     David R. Carmichael
     as attorney-in-fact



(Power of Attorney is contained in Exhibit 10 of this Post-Effective Amendment No. 4 to the Registration Statement of Pacific Select Exec Separate Account, File No. 33-57908.)

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 4 to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:

Signature                            Title                          Date

__________________________    Director, Chairman of the Board    March 25, 1996
Thomas C. Sutton*             and Chief Executive Officer


__________________________    Director and President             March 25, 1996
Glenn S. Schafer*


__________________________    Controller                         March 25, 1996
Edward Byrd*


__________________________    Director and Chairman Emeritus     March 25, 1996
Harry G. Bubb*


__________________________    Director                           March 25, 1996
Richard M. Ferry*


__________________________    Director                           March 25, 1996
Donald E. Guinn*


__________________________    Director                           March 25, 1996
Ignacio E. Lozano, Jr.*


__________________________    Director                           March 25, 1996
Charles A. Lynch*


__________________________    Director                           March 25, 1996
Dr. Allen W. Mathies, Jr.*

________________________          Director                 March 25, 1996
Charles D. Miller*


________________________          Director                 March 25, 1996
Donn B. Miller*


________________________          Director                 March 25, 1996
Jacqueline C. Morby


________________________          Director                 March 25, 1996
J. Fernando Niebla*


________________________          Director                 March 25, 1996
Susan Westerberg Prager*


________________________          Director                 March 25, 1996
Richard M. Rosenberg


________________________          Director                 March 25, 1996
James R. Ukropina*


________________________          Director                 March 25, 1996
Raymond L. Watson*


*BY: /s/ DAVID R. CARMICHAEL                               March 25, 1996
     David R. Carmichael
     as attorney-in-fact



(Power of Attorney is contained in Exhibit 10 of this Post-Effective Amendment No. 4 to the Registration Statement of Pacific Select Exec Separate Account, File No. 33-57908.)